SHAREHOLDER LETTER

Dear Shareholders:

As President of Endeavor Series Trust, I am pleased to bring you performance, market and portfolio activity information on the portfolios of Endeavor Series Trust ("Portfolios") for the fiscal year ended December 31, 1996. As you know, the Endeavor Variable Annuity represents a variety of Managers and a diverse choice of investment disciplines with distinctly different management styles. Under the direction of the Endeavor Management Team, the Portfolios of Endeavor Series Trust have delivered strong, competitive returns, while providing shareholders with a quality portfolio of investments. We are confident that our management team will continue to provide the very best asset management available.

The following pages include a section authored by members of the Endeavor Management Team. Their discussions review general stock market trends and developments, discuss portfolio management strategies and performance for the period ended December 31, 1996 and include a few comments on how they see the future.

I would like to express my sincere appreciation for your continued support of the Endeavor Variable Annuity and Endeavor Series Trust. If you should have any comments, please do not hesitate to contact us.

Sincerely,

/s/ James R. McInnis

James R. McInnis
President

February 15, 1997

                          OPPORTUNITY VALUE PORTFOLIO
The Opportunity Value Portfolio (the "Portfolio") seeks growth of capital over time. Although the Portfolio has the flexibility to invest in the most appropriate allocation of common stocks, bonds and cash equivalents, most of the time the Portfolio will be weighted heavily in equities.

The Portfolio commenced operations on November 18, 1996. As assets have started to come in, we have invested them in an eclectic group of companies which meet our investment criteria, including: Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines; McDonald's Corporation, a premier fast-food company with growing global markets; Tenneco, Inc. an industrial company focused on growth sectors of the automotive parts and packaging business, and McDonnell Douglas Corporation, the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft.

Another of the Portfolio's holding is Wells Fargo & Company, ("Wells Fargo") a major West Coast bank which recognizes that companies in the highly competitive banking industry are successful by reducing costs and providing services at locations convenient to customers. Wells Fargo is moving from a distribution system that relies on traditional branches to one that accommodates customers in a variety of ways, including outlets in supermarkets. The bank has exclusive arrangements with six of the top seven supermarket chains in California. Wells Fargo's rapid transition to supermarket outlets is working well. The bank has lost few customers, and revenues per employee have risen while expense per customer has fallen about 20%. Following its purchase of First Interstate Bancorp last April, Wells Fargo is adopting a similar approach at First Interstate's location in Nevada, Arizona and Washington. We believe these changes, as well as the elimination of duplicate costs following the First Interstate acquisition, should help to dramatically increase Wells Fargo's earnings over the next few years.

One of the Portfolio's other positions is duPont (E.I.) de Nemours & Company, ("duPont"). We favor duPont because its new management team is moving aggressively to sell, or improve the performance of those of the company's businesses which have not shown the ability to earn long-term returns above the cost of capital. Given that a meaningful portion of duPont's assets are invested in these mediocre businesses, and given that the remainder of the company's assets are invested in high-return niche businesses such as Lycra, we believe the company will simplify its business portfolio and end up with a mix of excellent businesses generating high returns and with durable barriers to entry by competitors. We also believe these superior businesses are less capital intensive than duPont's current business mix, and therefore the company should increasingly generate substantial excess cash flow which can be used to make high-return acquisitions or shrink the equity base by repurchasing stock.

Although at year-end only about 35% of the Portfolio's net assets was invested in common stocks, with the remainder in cash and cash equivalents, this was indicative of the recent inception of the Portfolio rather than a deliberate decision to allocate a majority of the assets to cash.

Respectfully submitted,
Richard J. Glasebrook II
Portfolio Manager

  Since the Portfolio did not commence operations until November 18, 1996, no hypothetical illustration is required.

 CUMULATIVE TOTAL RETURN*

    OPPORTUNITY VALUE PORTFOLIO                  ACTUAL             WITHOUT WAIVERS
    ---------------------------                  ------             ---------------
    Inception (11/18/96) through 12/31/96        0.60%                   0.20%

          * Assumes the reinvestment of all dividends and distributions.

                            VALUE EQUITY PORTFOLIO

The Value Equity Portfolio continued to perform well in 1996, delivering a total return for the year of 23.8%. This gain exceeded the total return of 23.0% with dividends included for the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Stock Index"), and the 17.2% average total return of the funds in Lipper's Variable Insurance Products Capital Appreciation category.

We achieved these results by remaining disciplined in our value approach even as the market advanced to new highs. The stocks in the portfolio are, on average, valued at a significant discount to the average stock in the S&P 500 Stock Index as measured by price/earnings ratio; 14.0 times versus 17.5 times. Yet, despite this discount, the companies in the portfolio generate very high and sustainable levels of earnings and cash flow.

As we begin the new year, we think it likely that the economic backdrop for financial asset valuation will remain benign. A moderate rate of growth, similar to the fourth quarter's estimated 3%, and low inflation will likely prevail. Housing, non-aircraft capital goods and consumer durables spending are growing more slowly than during the previous half year. That might lead us to worry about recession, except that monetary growth has accelerated. Moreover, we are less worried than many about the inflationary implications of a tightening labor market. We contend that inflation is necessarily a monetary phenomenon, and there has been little money printed in the past few years, here or overseas.

Corporate profitability, as measured by return on equity, has risen sharply from 10.2% in 1991 to 18.5% in 1995. Half of the gain is attributable to an accounting change with regard to health care liabilities. The rest of the improvement resulted from the steadily increasing productivity of the manufacturing sector of the U.S. economy. Exits from low-return businesses through downsizings, the decline in the number of supervisory workers, but particularly, the rapidly spreading use of personal computers as part of the information revolution have spurred these productivity gains. Further, the information revolution has exerted downward pressure on employment costs by shifting labor overseas electronically--for instance, by locating insurance claims processing facilities and software development offices offshore. Thus, much of the improvement in profitability would seem to be structural and sustainable.

In our view, cash flow is a truer measure of financial health than reported earnings. By our estimates, free cash flow from operations, that is, cash flow after capital spending, has grown by a factor of 2.6, from $37 billion to $95 billion from 1989 to 1995, respectively. We believe that the increasing focus by corporate management on shareholders' expectations is behind this remarkable surge in free cash flow. Widespread adoption of compensation programs such as "Economic Value Added" has induced managers to spend money only on those projects that have returns well above the cost of capital. The result is enhanced corporate profitability and ultimately the generation of cash that can be returned to the shareholder through dividends or share repurchase arrangements.

If these trends remain in place--growth of operating cash flow at about 5% annually, return on equity of 18.5%, and modest rates of inflation such that we have a discount rate of about 10%--then a price earnings ratio for the market of about 16 would be justified by the calculation of discounted cash flow return to shareholders. Currently, the S&P 500 Stock Index sells at a price/earnings ratio of 17 1/2; reasonably close to our calculation.

Can this wonderful combination of ingredients continue uninterrupted? We are optimists, but note that the unusual length of the current economic expansion suggests to us some risk to corporate earnings, perhaps in the range of 10% to 15%. We also note recent investor surveys that seem to indicate some excessive expectations and speculation. Given these factors, we think that a subdued market is a likely outcome in 1997.

As we enter the new year, we believe that the quality of the businesses in the Value Equity Portfolio, the ability of corporate management to take steps to maximize shareholder returns, and the low valuations are the three key elements that should lessen downside exposure and provide significant opportunity for upside reward.

Among the portfolio's holdings at year end are a number of diverse insurance, banking, and other financial services companies. Each of these represents a unique business franchise with special competitive advantages--low cost distribution, highly automated processing capability, dominant scale, high customer retention, pre-eminent brand franchise in emerging markets--relative to their competitors. In all of these cases, company management is very focused on using the cash flow of the business to grow shareholder value. As financial companies, they have low valuations, but the high profitability of these operating businesses should be quite sustainable in a broad variety of economic and interest rate environments.

Respectfully submitted,
Eileen Rominger
Portfolio Manager

                             VALUE EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN VALUE EQUITY PORTFOLIO

                                      VS.

                             S & P 500 STOCK INDEX+
                     MAY 27, 1993 THROUGH DECEMBER 31, 1996

                           [LINE GRAPH APPEARS HERE]



                                      S&P 500                    Value Equity
Inception                           Stock Index*                  Portfolio*
---------                           ------------                 ------------
 5/27/93                                 10000                      10000
                                      10029.29                      10070
                                       9988.94                      10010
                                      10367.96                      10260
                                      10288.44                      10150
                                      10501.27                      10190
                                      10401.17                      10170
12/93                                 10526.93                      10280
                                      10884.82                      10570
                                      10589.38                      10470
                                      10127.72                      10110
                                       10257.6                      10460
                                      10425.94                      10620
                                      10170.38                      10280
                                      10504.35                      10500
                                      10935.02                      10960
                                      10667.62                      10640
                                      10907.28                      10870
                                      10510.06                      10530
12/94                                 10665.96                      10700
                                      10942.56                      11001
                                      11369.01                      11441
                                      11704.48                      11721
                                      12049.14                      11982
                                      12530.71                      12559
                                      12821.77                      12994
                                      13246.98                      13531
                                      13280.29                      13531
                                      13840.75                      13855
                                      13791.28                      13561
                                      14398.13                      14189
12/95                                    14674                      14401
                                      15173.21                      15120
                                      15314.37                      15433
                                      15461.53                      15717
                                      15689.73                      15757
                                      16094.59                      16176
                                      16155.51                      16114
                                      15441.76                      15503
                                      15767.49                      16145
                                      16655.45                      16788
                                      17114.32                      17098
                                      18407.94                      17990
12/96                                 18043.19                      17834


+The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.

--------------------------------------------------------------------------------
  Average Annual Total Return*


     Value Equity Portfolio                      Actual        Without Waivers
     ----------------------                      ------        ---------------
     Year ended 12/31/96                         23.84%              N/A
     Inception (05/27/93) through 12/31/96       17.46%             17.29%

--------------------------------------------------------------------------------

         *Assumes the reinvestment of all dividends and distributions.

                 DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

BOND MARKET PERFORMANCE FOR 1996

The U.S. Government bond market posted modest returns during 1996 as current income offset price declines resulting from rising interest rates. For the year, intermediate and longer-term bond yields rose approximately three quarters of a percentage point, while short-term rates rose only marginally. The annual return for the Lehman Government Bond Index during 1996 was 2.8%.

Stronger than anticipated economic growth was the driving force behind the rise in interest rates. Investors started the year generally believing that the sluggishness of the economy which characterized much of 1995 would continue and that the Federal Reserve would aggressively reduce interest rates. However, the economy rebounded strongly during the first half of 1996, as housing, consumer spending and manufacturing activities accelerated. The only supportive fundamental news for the market during this period was the continuation of low inflation which allowed the Federal Reserve to keep short-term rates stable. After peaking in September 1996, rates declined during October and November as the economy began to slow and the Federal Reserve affirmed its desire to maintain the status quo. The bond market concluded 1996 on a sour note, however, as strong economic reports during December 1996 reawakened investor fears of rising interest rates.

The performance of U.S. Treasury securities generally lagged the returns generated from other sectors of the fixed income markets. During 1996, many fixed income investors actively sought out the higher yields available in the mortgage and corporate sectors. Mortgage securities performed strongly as rising interest rates reduced the prepayment risk embedded within these issues. Corporate debt issues also fared extremely well as investors increased their willingness to accept incremental credit risk. With corporate yield premiums over Treasury securities at historically narrow levels, the government bond market currently enjoys excellent relative value.

FUND PERFORMANCE FOR 1996

For 1996, Dreyfus U.S. Government Securities Portfolio (the "Portfolio") returned 1.81%. The Portfolio benefited from significant exposure to both the mortgage and corporate sectors of the fixed income market. The mortgage securities provided the Portfolio with price cushion in the rising interest rate environment while the tightening of yield premiums in the corporate market boosted this sector. Detracting from performance was the Portfolio's overall maturity structure which was slightly longer than that of the Lehman Government Bond Index.

FUND OUTLOOK FOR 1997

Interest rates are likely to remain in the range which characterized the market for most of last year. The strength of the economy continues to be balanced by a lack of acceleration in the overall rate of inflation. Accordingly, the Portfolio currently maintains a maturity structure which is equivalent to that of the overall government bond market. The mortgage sector is likely to continue to perform well in the current economic environment and the Portfolio will continue to maintain significant exposure to this sector. As the corporate market now appears to be relatively expensive, issues which have achieved their price targets will be trimmed from the Portfolio.

Respectfully submitted,
Andrew Windmueller
Vice President,
Senior Portfolio Manager

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               December 31, 1996

                Hypothetical Illustration of $10,000 Invested in
                   Dreyfus U.S. Government Securities Portfolio

                                      vs.

                          Lehman Aggregate Bond Index+
                     May 13, 1994 through December 31, 1996


                           [LINE GRAPH APPEARS HERE]


                     Lehman Aggregate            Dreyfus U.S. Government
Inception              Bond Index*                Securities Portfolio*
 5/94                    10,000                          10,000
                          9,998.6                        10,000
 6/94                     9,976.5                         9,950
                         10,174.67                       10,050
                         10,187.3                        10,050
                         10,037.36                        9,970
                         10,028.42                        9,960
                         10,006.15                        9,930
12/94                    10,075.25                        9,960
                         10,274.64                       10,110
                         10,518.93                       10,290
                         10,583.47                       10,340
                         10,731.31                       10,456
                         11,146.58                       10,850
 6/95                    11,228.3                        10,911
                         11,203.22                       10,871
                         11,338.43                       10,982
                         11,448.74                       11,073
                         11,597.63                       11,204
                         11,771.42                       11,366
12/95                    11,936.62                       11,518
                         12,015.89                       11,578
                         11,807.03                       11,326
                         11,724.96                       11,214
                         11,659.02                       11,134
                         11,635.35                       11,111
 6/96                    11,791.6                        11,226
                         11,623.87                       11,246
                         11,804.05                       11,226
                         12,009.76                       11,413
                         12,275.79                       11,654
                         12,486.06                       11,852
12/96                    12,369.97                       11,727

+The Lehman Aggregate Bond Index is an index composed of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.

--------------------------------------------------------------------------------

Average Annual Total Return*
   Dreyfus U.S. Government Securities Portfolio     Actual    Without Waivers
   --------------------------------------------     ------    ---------------
   Year ended 12/31/96                               1.81%          N/A
   Inception (05/13/94) through 12/31/96             6.23%         6.08%

--------------------------------------------------------------------------------

* Assumes the reinvestment of all dividends and distributions.

                       DREYFUS SMALL CAP VALUE PORTFOLIO

1996 brought to a close the second consecutive year of remarkable returns for the major U.S. equity indices. As in 1995, the market was led by large cap stocks. While the Standard & Poor's Composite Index of 500 stocks rose 23.0% for the year, the Russell 2000 Small Stock Index (the "Russell 2000 Index") gained 16.5%. The equity markets continue to be characterized by high valuations and considerable volatility, fueled by very short-term changes in business trends. On most measures (Price/Earnings, Price/Book, Price/Sales, Yield) the market is quite expensive in comparison to prior periods. There is some justification for higher values, however, namely low inflation and interest rates and steadily growing corporate profits. Nevertheless, the market tends to react quite violently to stocks that disappoint investor expectations. In contrast, stocks that beat expectations tend to materially outperform the market.

At a special meeting of shareholders of the Dreyfus Small Cap Value Portfolio (the "Portfolio") held on October 29, 1996, shareholders approved our appointment as the Portfolio's investment adviser effective September 1996 and also approved that the Portfolio's investment objective be changed so that the Portfolio will seek capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million. In seeking this objective, our strategy is to find stocks that are cheap in spite of the strong gains by the market. We compare company specific valuations to their historical ranges and their peer groups. While cheap stocks tend to offer less downside than the market as a whole, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to management of out-of-favor companies and industries in order to identify a positive turn in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottoms-up analysis of individual securities. To help control risk, we limit investments in individual securities to 3% of the Portfolio. Sector weightings may not exceed 30% or 3 times the weight in the Russell 2000 Index. We are big proponents of running highly diversified portfolios. This focus on diversification is not only due to the market being fairly expensive, but also because smaller capitalization stocks tend to have greater than average business risk, and in some cases, financial risk. Our portfolios carry 100 to 150 names. We believe that this strategy is particularly well suited to today's expensive market environment.

Despite the overall market valuation being expensive, we continue to find numerous ideas that meet our criteria. As a result, we are fully invested in equities. While cash levels may fluctuate from time-to-time, cash should not exceed 10% of the Portfolio. We offer no particular skills in "market timing" and have no intention to do so. While the markets may be expensive, there are plenty of cheap stocks, which is where we focus all of our efforts.

The Portfolio is highly diversified with 134 holdings at year-end. The median market capitalization is $652 million. Holdings with market capitalization above $1.5 billion represent 20% of the Portfolio. The Portfolio exhibits attractive valuation characteristics as evidenced by its price/book ratio of
1.8 times, which compares favorably to the 2.3 times level for the Russell 2000 Index. The Portfolio price/earnings ratio of 13.4 times 1997 estimates also demonstrates attractive value when contrasted to 15.6 times 1997 earnings per share for the Russell 2000 Index. The Portfolio yield of 0.9% is below the market's, at 1.5%, as our focus is on capital appreciation more so than yield.

The Portfolio's largest sector weightings are consumer services, technology and finance. Within consumer services, we have large holdings of retailers that have experienced short-term operating challenges that caused the stock market to hit them too hard. We have purchased companies with strong franchises and credible plans to improve their operations. For example, Claire's Stores, Inc., ("Claire's") trades at approximately 10 times 1997 earnings after the shares were cut in half from their peak. Yet, Claire's has $2 per share in net cash and generates strong free cash flow. It has among the highest return-on-assets in the retailing industry. Separately, we have added to our holdings of radio broadcasters after the shares became very cheap due to investor dissatisfaction with the Federal Communications Commission ruling that caps local market shares at 40%. It is our opinion that such market share limitations are extremely favorable to the broadcasters as there is plenty of room to make acquisitions and cut costs within consolidating local markets. In addition, our analysis suggests that Wall Street is not fully aware of how favorable fourth quarter cash flow growth will be.

Within technology, we have focused our investments on PC component suppliers, who are benefiting from low inventories in the channel and strong end-market demand. For example, Read-Rite Corporation, a manufacturer of heads for disk drives, was priced like it was going out of business several months ago. But through our discussions with the company, its suppliers and its customers we believed that expectations were too pessimistic. Over the last several months, Read-Rite Corporation has been upgraded by several firms and the shares have appreciated materially. We continue to hold the stock since the upside potential is considerable.

                       DREYFUS SMALL CAP VALUE PORTFOLIO

In the last quarter, we have established a meaningful commitment to the less-than-truckload trucking sector. Truckers have worked through several years of disappointing performance. Valuations of the stocks became very depressed. The catalyst that got us to invest in the sector is a much healthier business environment. Pricing, which had been non-existent the past one-two years, is running ahead as much as 5%. And demand is starting to catch up with the substantial capacity additions of a few years ago, leading to improved capacity utilization. Given the huge operating leverage of the sector, we believe these factors should combine to create positive earnings surprises in 1997.

Within finance, we believe the consolidation trend among banks and thrifts will continue. We have a large concentration in California thrifts which may benefit from the consolidation trend, and also have the added appeal of the recent turn in the California economy.

Respectfully submitted,
David L. Diamond, Portfolio Manager
Peter I. Higgins, Portfolio Manager

                       DREYFUS SMALL CAP VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN DREYFUS SMALL CAP VALUE
                                   PORTFOLIO

                                      VS.

                              RUSSELL 2000 INDEX+
                     MAY 4, 1993 THROUGH DECEMBER 31, 1996
                                      LOGO

                     T. ROWE PRICE GROWTH STOCK PORTFOLIO

It was another terrific year for common stock investors and the T. Rowe Price Growth Stock Portfolio (the "Portfolio"), which returned more than 20% for the second year in a row.

PERFORMANCE COMPARISON

                                            6 MONTHS    12 MONTHS
                                           (JUNE 1996- (JAN. 1996-
    PERIODS ENDED 12/31/96                 DEC. 1996)  DEC. 1996)
    ----------------------                 ----------- -----------
    Endeavor Growth Stock Portfolio           11.50%      20.77%
    S&P 500 Stock Index                       11.68       22.96
    Lipper Growth and Income Fund Average     10.57       20.75

 Total return includes change in share price, reinvestment of dividends, and capital gains. Share price and returns will vary. Shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The Portfolio's returns for the 6- and 12-month periods ended December 31, 1996, surpassed the Lipper Growth and Income Fund Average but trailed the unmanaged Standard and Poor's Composite Index of 500 Stocks (the "S&P 500 Stock Index") over the longer period. Foreign securities, which represented roughly one quarter of portfolio assets, provided better returns overall than the domestic portfolio holdings after several years of relative underperformance.

MARKET ENVIRONMENT

For the U.S. stock market, 1996 was a delightful encore to 1995's heroic rise. The U.S. economy remained in a sweet spot for equity investors characterized by low interest rates, low inflation, positive economic growth, and rising corporate profits.

Chairman of the Federal Reserve Board (the "Fed"), Alan Greenspan watched the economy settle into and then stay in this sweet spot without much need for any fine-tuning by the Fed. In a much publicized speech in early December 1996, Chairman Greenspan cited the possibility of "irrational exuberance" in the U.S. equity market. His comment raised the specter that high stock prices, a possible source of inflationary pressure, might be a signal for the Fed to raise short-term rates. The logic behind this remark seemed somewhat perverse, since the Fed's efforts to control inflation was a major reason for the rise in stock prices in the first place. Traditionally, bull markets and economic expansions do not die of natural causes; they are often killed off by the Fed.

Corporate profit growth, while still healthy, is decelerating. Productivity remains the key driver of the market; indeed, gains in this area were at historically high levels at year-end. Companies have become more productive through restructuring, better operating management, and the application of technology to reduce costs.

Areas of strength in the domestic market included financial stocks, which benefited from low interest rates, strong sales growth, and declining credit costs; technology market leaders, whose earnings growth continued to surprise on the upside; and oil service companies, which benefited from higher commodity prices and the application of new technologies that lower the costs of finding and exploiting oil reserves.

Weak areas included health care services companies such as health maintenance organizations (HMOs), whose costs rose faster than their ability to raise prices, and cyclical commodity companies, whose earnings growth potential mirrored the slow-growth economy. Small-capitalization stocks also underperformed.

Foreign markets, with the notable exception of Japan, did well overall in 1996, although not nearly well enough to keep up with U.S. equities. European stocks were strong in both local currency and U.S. dollar terms, as investors anticipated a revival of economic growth. Many Latin American emerging markets performed well, bouncing back from two tough years.

INVESTMENT REVIEW AND PORTFOLIO MANAGEMENT

Technology stocks lagged the market after five consecutive years of outperformance. Market leaders, however, such as Intel Corporation, Microsoft Corporation, Oracle Corporation, Cisco Systems Inc., and 3Com Corporation, continued to deliver outstanding returns to the portfolio. We eliminated positions in technology stocks that no longer have dominant market positions, such as Sybase Inc., Bay Networks Inc., and Adobe Systems Inc.

We continue to endorse the case for above-average earnings growth for technology companies and believe 1997 is shaping up to be an excellent year for the sector. Major new products from Microsoft Corporation and Intel Corporation should drive personal computer sales. Communications and networking companies could also enjoy new product offerings in wireless-, internet-, and intranet-related products. Also, consumer software is benefiting from increased market penetration by the new generation of video game platforms.

                     T. ROWE PRICE GROWTH STOCK PORTFOLIO

Financial stocks remained a featured part of the Portfolio, with large positions in outstanding companies such as Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), ACE Limited, and UNUM Corporation contributing positively to performance. We still like this sector because of its low relative valuation and dependable earnings growth. Other favorable trends in this sector included consolidation, deregulation, increasing returns on invested capital, and shareholder-oriented financial engineering. During the past six months, we added to holdings in ACE Limited and initiated a position in EXEL Limited, both Bermuda-based excess liability insurers.

The weak relative showing of data services companies in the second half of 1996 followed an extended period of terrific performance. Companies such as Electronic Data Systems Corporation and First Data Corporation have demonstrated stable 15%-20% earnings growth for the last several years. Recently, both companies signaled a slowdown in growth, and the market reacted negatively to the news. We believe the slowdown is temporary and added to our positions.

In a notable second-half transaction, we substantially increased our position in Berkshire Hathaway Inc. In 1996 the company's value increased considerably more than its stock price. Positive events included: the purchase of the remainder of GEICO in a cash tender, which added to an outstanding insurance operation; the acquisition of Flightsafety International; and strong appreciation in large portfolio positions such as Coca-Cola Company and Gillette Company.

OUTLOOK

U.S. stocks benefited enormously in the last two years from low inflation, moderate economic growth, and higher-than-expected growth in corporate earnings. The first two conditions are likely to remain intact in 1997, but above-expectation profit growth will be more difficult to achieve. Nonetheless, corporate cash flow is on the upswing, the price of capital is low, and balance sheets are in great shape. There is no better recipe for higher stock prices than an economy that rolls along in a state of slow, blissful growth.

On a cautionary note, the market has experienced two consecutive years of 20% or more appreciation six times since 1900, and the following year suffered an average loss of almost 8%, with the best year eking out a meager 2% gain. However, this could turn out to be a year where corporate earnings justify the lofty stock valuations, and we do not expect to see a correction of major proportions.

Our forecast of continued slow growth has positive implications for the companies in the Portfolio. The steady pattern of earnings demonstrated by the established growth companies held by the Portfolio should continue to command the attention of investors. On average, portfolio stocks sold at a modest premium to the market. Because of this, along with our conviction that established growth stocks will remain in favor with investors, we believe the Portfolio's prospects are good for strong relative performance in 1997.

In addition, there is reason to be optimistic about foreign markets. Interest rates are low worldwide, currencies are relatively stable, and economic growth appears to be accelerating. While we are clearly at a late stage in the U.S. economic cycle, Europe, Asia (with the notable exception of Japan), and Latin America are on the upswing. In Europe, the major productivity gains that fueled U.S. earnings growth have yet to be achieved. Both Latin America and the Far East have strong long-term growth potential as well as improving near-term prospects.

Respectfully submitted,
John Gillespie
Portfolio Manager

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE GROWTH STOCK
                                   PORTFOLIO

                                      VS.

        S & P 500 STOCK INDEX AND LIPPER GROWTH AND INCOME FUND AVERAGE+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1996

                           [LINE GRAPH APPEARS HERE]

                S&P 500 Stock      Lipper Growth and         T. Rowe Price Growth
Inception          Index*         Income Fund Average*         Stock Portfolio*
 1/3/95            10,000               10,000                     10,000
                   10,010               10,065.41                  10,259.33
                   10,610               10,443.52                  10,659.15
 3/95              11,380               10,733.63                  10,973.67
                   11,510               10,957.81                  11,295.81
                   11,760               11,280.44                  11,748.31
 6/95              12,210               11,776.58                  12,021.19
                   12,630               12,354.97                  12,419.85
                   12,680               12,451.4                   12,451.08
 9/95              13,080               12,809.89                  12,976.54
                   13,050               12,613.14                  12,930.15
                   13,460               13,051.83                  13,499.11
 12/95             13,720               13,092.57                  13,757.75
                   14,080               13,371.98                  14,225.79
                   14,260               13,682.4                   14,358.14
                   14,310               13,798.73                  14,496.11
                   14,700               14,256.79                  14,710.06
                   14,860               14,640.94                  15,089.64
                   14,809               14,423.19                  15,146.76
                   14,148               13,558.62                  14,477.57
                   14,708               14,037.96                  14,782.96
                   15,501               14,838.59                  15,615.47
                   15,643               14,929.38                  16,045.69
                   16,661               15,818.27                  17,258.53
 12/96             16,917               15,582.02                  16,569

+The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper Growth and Income Fund Average is composed of the Portfolio's peer group of mutual funds investing in growth and income oriented securities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.

               -----------------------------------------------------
               Average Annual Total Return*
                  T. Rowe Price Growth Stock Portfolio        Actual
                  ------------------------------------        ------
                  Year ended 12/31/96                         20.77%
                  Inception (01/03/95) through 12/31/96       28.85%
               -----------------------------------------------------

        * Assumes the reinvestment of all dividends and distributions.

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO
The equity market and the T. Rowe Price Equity Income Portfolio (the "Portfolio") were strong in the second half of 1996, reflecting continued good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. The post-election rally was particularly notable in light of how little the political environment actually changed. For the year as a whole, equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with virtually no interim corrections to speak of.

PERFORMANCE COMPARISON

                                      6 MONTHS    12 MONTHS
                                     (JUNE 1996- (JAN. 1996-
   PERIODS ENDED 12/31/96            DEC. 1996)  DEC. 1996)
   ----------------------            ----------- -----------
   Endeavor Equity Income Portfolio     11.92%      19.88%
   S&P 500 Stock Index                  11.68       22.96
   Lipper Equity Income Index           10.17       17.89

Total return includes change in share price, reinvestment of dividends, and capital gains. Share price and returns will vary. Shares may be worth more or less at redemption than at original purchase. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The Portfolio performed well over the last six months, with a return somewhat ahead of the unmanaged Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Stock Index") and ahead of the Lipper Equity Income Index. For the year as a whole, the Portfolio exceeded the Lipper Average but trailed the broad market, a not uncommon pattern in strong years like 1996.

PORTFOLIO STRATEGY

While the last 12 months were a strong period for the broad equity market, it was challenging for income-oriented investors. Bond and money market returns were generally in the mid-single-digit range in 1996, with shorter-maturity securities returning more than those with longer maturities. Two traditional high-yield sectors of the equity market, electric utilities and telephone companies, were about flat on average for the year. These sectors suffered due to their interest rate sensitivity and to concern about the impact of a newly deregulated environment.

Despite poor returns from many traditional yield vehicles, the Portfolio performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan Corporation, American Express Company), health care (Warner-Lambert Company, Eli Lilly), and energy (Exxon Corporation, Texaco Inc.) sectors. Many of these holdings were purchased when they were, for various reasons, out of favor and inexpensive on a relative valuation basis. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress with historical ranges, and for investor perceptions about the relative values of these stocks to improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies mentioned above.

During the second half of the year, despite a market that had advanced sharply, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. In many cases, investments that interest us often involve stocks that have suffered relative to the broad market for various reasons. Controversy and underperformance often create opportunities that we hope to exploit profitably on your behalf. We recently initiated new positions in AT&T Corporation, ALLTEL Corporation, International Flavors & Fragrances, Inc., ITT Corporation, and Whirlpool Corporation, all fine companies that have struggled recently due to negative fundamental trends affecting their businesses, negative investor views of their prospects, or some combination of these factors.

SUMMARY AND OUTLOOK

The last two years have been an exceptionally profitable time for equity investors, who have enjoyed attractive returns in a nearly perfect environment for stocks. It is difficult to see how things can get much better; at the same time, it is also difficult to see anything on the horizon that would cause this environment to change for the worse. Nonetheless, we are sensitive to the lessons of history, particularly the tendency of the equity market to pause for breath after the past two consecutive strong years.

Over the last few years, stock prices have appreciated at a much faster rate than earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We are not at the point of yelling fire in a crowded theatre, but simply want to raise the possibility that the year ahead may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

As always, we appreciate your continued confidence and support.

Respectfully submitted,
Brian C. Rogers
Portfolio Manager

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE EQUITY INCOME
                                   PORTFOLIO

                                      VS.

             S & P 500 STOCK INDEX AND LIPPER EQUITY INCOME INDEX+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1996

                           [LINE GRAPH APPEARS HERE]

               S&P 500 Stock            Lipper Equity           T. Rowe Price Equity
Inception         Index                 Income Index              Income Portfolio
----------     -------------            -------------           ---------------------
1/3/95          10,000                      10,000                     10,000
                10,259.33                   10,010                     10,191.45
                10,659.15                   10,370                     10,524.76
3/95            10,973.67                   10,560                     10,772.44
                11,296.81                   10,800                      1,1015.3
                11,748.31                   11,150                     11,349.01
6/95            12,021.19                   11,230                     11,483.69
                12,419.85                   11,450                     11,790.45
                12,451.08                   11,620                     11,911.92
9/95            12,976.54                   12,060                     12,309.34
                12,930.15                   12,160                     12,180.62
                13,499.11                   12,640                     12,713.99
12/95           13,757.75                   13,050                     13,029.49
                14,225.79                   13,430                     13,339.02
                14,358.14                   13,470                     13,449.06
                14,496.11                   13,660                     13,631.05
                14,710.06                   13,750                     13,780.11
                15,089.64                   13,978                      1,4003.1
                15,146.76                   14,069                     14,027.57
                14,477.57                   13,675                     13,519.57
                14,782.96                   13,978                     13,863.15
                15,615.47                   14,554                     14,393.82
                16,045.69                   14,887                     14,725.56
                17,258.53                   15,735                     15,565.49
12/96           16,916.56                   15,,644                    15,462.62

+The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper Equity Income Index is a net asset value weighted index of the 30 largest equity income mutual funds.

Index information is available at month-end only; therefore, the closet month-end to inception date of the Portfolio has been used.

  NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.
--------------------------------------------------------------------------------
    Average Annual Total Return*


       T. Rowe Price Equity Income Portfolio        Actual
       -------------------------------------        ------
       Year ended 12/31/96                          19.88%
       Inception (01/03/95) through 12/31/96        25.19%

--------------------------------------------------------------------------------

         *Assumes the reinvestment of all dividends and distributions.

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

International markets generally ended 1996 on a strong note with the clear exception of Japan. Over the fourth quarter, European markets were the strongest performers with Spain, Norway and the United Kingdom having particularly good performance. In the Pacific, Hong Kong and Malaysia were strongest whereas Korea and Thailand fell sharply. Argentina and Brazil led Latin American markets with Mexico flat. Japan ended the year on a weak note with pessimism spreading about the economic outlook for 1997. Over the quarter, the dollar continued the trend seen earlier in the year, rising further against other major world currencies with the yen particularly weak.

Market trends for calendar 1996 broadly mirrored those of the fourth quarter. European markets performed most strongly with Spain, the Netherlands and Sweden best. Hong Kong and Malaysia led Asian markets while Brazil was strongest in Latin America. The Japanese market fell in local terms -- a disappointment which was compounded for U.S.-based investors given the yen's weakness against the dollar.

Over the quarter, the T. Rowe Price International Stock Portfolio (the "Portfolio") was ahead of the Morgan Stanley Capital International EAFE Index with both country allocation and stock selection providing positive value added. Over the calendar year, index outperformance came equally from useful country bets relative to the benchmark and from good stock selection relative to the local indices. As a result, the Portfolio outperformed the median of other active managers for both the fourth quarter and the calendar year as a whole.

PERFORMANCE ATTRIBUTION

As noted above, country allocation was positive over both the quarter and the full calendar year. At the country level, the largest source of value added was the Portfolio's substantial underweighting in Japan. The European contribution was positive over both periods with successful overweightings in the Netherlands, France and Norway more than offsetting the negative impact of an underweight position in the United Kingdom Value was also added in Latin America primarily through the Portfolio's exposure to Brazil--although it was subtracted in the Pacific with the negative impact of positions in Korea and Thailand more than outweighing the positive impact of an overweight position in Hong Kong.

Our stock selection relative to the index was also positive over both periods. Most value was added in the Pacific with Malaysia, Hong Kong and Singapore exhibiting particularly strong results for the final quarter and the year. Stock selection in Latin America and Europe was a small negative over the quarter although both were positive over the full year. In particular, the recent months have seen a consolidation from European growth stocks of the strong gains that they had tallied earlier in the year. Although the inclusion of medium- and smaller-sized companies in the Portfolio held back performance over both the quarter and the year, these stocks did provide better returns than we have seen from them in recent years and, in that light, we are hopeful that this trend will accelerate as economic cycles mature.

INVESTMENT ACTIVITY

Over the quarter, we used market strength to reduce exposure to specific companies in the Netherlands, Hong Kong and Malaysia. Additions to the Portfolio were concentrated in France, Singapore and Mexico. In addition, a modest exposure was initiated to a number of new markets such as the Philippines and Venezuela. Activity in Japan remained limited, although a small number of additions were made into the market weakness.

Over the year, the emphasis of the Portfolio has remained biased towards the fast growing economies of the Pacific and Latin America at the expense of Japan. European exposure was slightly underweight at the year end with overweightings in the Netherlands, France and Norway more than matched by underweightings in the stock markets of the United Kingdom, Germany and Switzerland.

INVESTMENT OUTLOOK

1996 was generally a reasonable year for international markets despite the disappointing performance of Japan. Looking into 1997, we are optimistic that international markets as a group can make further progress over the next twelve months and should finally be able to outpace the aging U.S. juggernaut. The economic outlook world-wide remains supportive with steady if unexciting growth being seen in both Europe and Japan. On the back of this, corporate earnings growth remains reasonable and has the potential to surprise positively in a number of equity markets. Recent bond market strength has helped to provide support for equity market valuations which, while not cheap, remain generally acceptable. Japan, which as a market still looks expensive, continues to be the principal exception here. Selectively, investment opportunities look attractive in both Europe and Japan as we enter the New Year while the smaller markets of Asia and Latin America have the potential to rise further in 1997.

Respectfully submitted,
Martin Wade, Portfolio Manager
David Warren, Portfolio Manager

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

               Hypothetical Illustration of $10,000 Invested in
                  T. Rowe Price International Stock Portfolio

                                      vs.

                Morgan Stanley Capital International Eafe Index+
                   January 1, 1995 through December 31, 1996

                           [LINE GRAPH APPEARS HERE]

                                                             T. Rowe Price
                                 Morgan Stanley Capital      International
                               International EAFE Index*    Stock Portfolio*
12/31/94                                 10,000                  10,000
1/95                                      9,615.85               10,000
2/95                                      9,588.25               10,121
3/95                                     10,186.28               10,511
4/95                                     10,569.37               10,801
5/95                                     10,443.38               10,849
6/95                                     10,260.24               10,801
7/95                                     10,899                  11,391
8/95                                     10,483.24               11,125
9/95                                     10,687.98               11,277
10/95                                    10,400.68               11,106
11/95                                    10,690.07               11,201
12/95                                    11,120.78               11,601
1/96                                     11,166.43               11,915
2/96                                     11,204.18               11,991
3/96                                     11,442.11               12,210
4/96                                     11,774.77               12,581
5/96                                     11,558.09               12,544
6/96                                     11,623.14               12,697
7/96                                     11,283.42               12,275
8/96                                     11,308.14               12,467
9/96                                     11,608.55               12,745
10/96                                    11,489.76               12,687
11/96                                    11,946.92               13,262
12/96                                    11,793.24               13,368

+ The Morgan Stanley Capital International EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The Morgan Stanley Capital International EAFE Index, like the T. Rowe Price International Stock Portfolio, is concentrated only in international investing.

NOTE: Previous periods during which the Portfolio was advised by another investment adviser are not shown. The performance shown represents past performance and is not a grantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.

--------------------------------------------------------------------------------
  Average Annual Total Return*

    T. Rowe Price International Stock Portfolio                        Actual
    -------------------------------------------                        ------
    Year ended 12/31/96                                                15.23%
    Period from 01/01/95 through 12/31/96                              12.77%

--------------------------------------------------------------------------------

          * Assumes the reinvestment of all dividends and distributions.

                    TCW MANAGED ASSET ALLOCATION PORTFOLIO
The TCW Managed Asset Allocation Portfolio (the "Portfolio") achieved a total return of 17.8% for the year ended December 31, 1996. The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Stock Index"), an all equity index, gained 23.0% for the year, including reinvested dividends, while the Lehman Government/Corporate Bond Index was up a modest 2.9%. For the fourth quarter, the Portfolio achieved a total return of 5.2%. Fourth quarter returns for the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index were 8.3% and 3.1%, respectively.

For the second consecutive year the performance of the S&P 500 Stock Index substantially exceeded the rise in its operating profits. In part, of course, this reflects the capitalization-weighted nature of the S&P 500 Stock Index and the outstanding profit performance of many of its most highly-valued sectors. But principally, and particularly in the second half of the year, the strong performance reflected growing investor conviction in the prospects for continuing moderate economic growth, benign inflation, suppressed credit demands and stable interest rates, all of this amidst a post-election optimism that further fiscal reform could occur next year which would help reduce the level of real interest rates. In an environment such as this, it is logical to expect investors to discount earnings growth further into the future and at a higher price/earnings ratio. However, as Federal Reserve Board (the "Fed") Chairman Greenspan stated candidly, who knows when logic gives way to "irrational exuberance". From their July lows the broad averages increased at an ever increasing pace until even Greenspan became alarmed in early December that the parabolic rise had the potential to inhibit the Fed's execution of monetary policy, paradoxically, if either a tightening or an easing were required in order to maintain a smooth economic trajectory. Accordingly, the last month of the year reflected heightened investor anxiety, but it probably helped set the stage for an extension of the bull market, based mainly on further gains in corporate profits and a favorable balance between investment and buyback demand compared to the issuance of new shares. The net decrease in the value of corporate equities for the first nine months of 1996 was more than $170 billion, compared with only $69 billion for all of 1995. Clearly, this reflects the increased competitiveness and financial strength of American industry.

For many years we have closely tracked the Earnings Yield of the S&P 500 Stock Index, based on trailing twelve months operating profits, comparing this to the Bond Equivalent Yield of a one year treasury bill. Others have compared it to the Thirty Year Bond Yield. This exercise has proved to be a most reliable gauge of the relative value of equities. At the margin tax-exempt investors have a choice which can be made daily, and the financial futures markets enable an ongoing arbitrage between investor choices. Thus, these two variables have tended to move in tandem, particularly over the last twenty years. Over and undervaluations are typically corrected within a relatively short time span. The last two years have witnessed a closing of the undervaluation gap for equities, so that stocks and bonds are now both fairly valued relative to one another. Going forward, the implications of this for equity managers are very significant.

Looking into 1997, investors should expect a year of moderate (2%-3%) economic growth, which should translate into a 5%-10% rise in S&P 500 Stock Index profits, perhaps somewhat faster if growth abroad accelerates. If interest rates remain relatively stable, the gain in stock prices should track with earnings progress. If the economic and political stars line up favorably, enabling lower real interest rates to emerge, then the valuation of equities would increase proportionately. The reverse could also occur, however, if economic growth accelerates beyond current expectations and prompts a tightening of monetary policy. In either case, however, there is no more valuation gap in favor of equities left to be closed.

Therefore, we doubt that passive investment management strategies relying on a broadly based expansion of values will succeed in outperforming active management in 1997. Moreover, since the number of companies able to achieve exceptional earnings progress late in an economic cycle will be far fewer than in earlier phases, next year will see the most successful stock pickers return to the forefront of investment performance.

Stock picking success at this stage of the business expansion will depend principally on company-specific profit dynamics not on a rising economic tide. New product cycles, whether in pharmaceuticals or telecommunications equipment; new sources of productivity enhancement, as in outsourcing or industry consolidation; companies exploiting the growing demand for modern business infrastructure all over the globe and expanding their market shares due to low cost production as well as superior quality and service; and finally, industries such as airlines and aerospace, where years of underinvestment are finally enabling a tighter supply/demand balance, all represent sectors in which far better than average profit growth should result in 1997, enabling the shares of the leading competitors to substantially outperform the popular stock market averages. These groups are heavily represented in our Portfolio.

                    TCW MANAGED ASSET ALLOCATION PORTFOLIO

For many other companies whose demand growth is stable and moderate and whose shares have already enjoyed the valuation expansion resulting from lower interest rates, much of their potential has already been realized, and their large aggregate weighting will hold back performance of the averages themselves, making them easier bogies for active managers to beat. Other companies are experiencing the initial competitive aftershocks of deregulation and are likely to lag even further behind. All in all, therefore, we expect to achieve another year of worthwhile returns for our clients in 1977 based on our ability to construct and maintain portfolios comprised of companies with extremely strong and open ended profit dynamics.

As always, we thank you for your confidence and trust, and we look forward to a healthy and prosperous New Year.

Respectfully submitted,
Norman Ridley
Portfolio Manager

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1996

 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TCW MANAGED ASSET ALLOCATION
                                   PORTFOLIO

                                      VS.

       S & P 500 STOCK INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX+
                    APRIL 8, 1991 THROUGH DECEMBER 31, 1996

                           [LINE GRAPH APPEARS HERE]



               S&P 500          Lehman Government/          TWC Managed Asset
Inception    Stock Index*      Corporate Bond Index*      Allocation Portfolio*
---------    ------------      ---------------------      ---------------------
4/8/91            10000               10000                       10000
               10023.67            10115.13                       10030
                10456.1             10162.1                       10080
                9977.07            10151.11                       10090
               10442.09            10278.43                       10140
               10689.48            10515.29                       10240
                10510.6            10734.96                       10330
               10651.91             10830.9                       10630
               10222.72            10938.84                       10400
12/91          11391.84            11307.82                       11370
               11179.55            11140.12                       11610
               11324.34            11199.28                       11740
                11104.1            11138.12                       11410
               11430.13            11204.48                       11440
               11486.16            11421.95                       11520
               11315.26            11589.25                       11250
               11777.53            11885.67                       11570
                11536.5            11991.81                       11409
               11672.06            12155.51                       11590
               11712.39            11970.02                       11781
                12111.2            11960.43                       12224
12/92          12259.84            12165.11                       12395
               12362.33            12429.75                       12797
               12530.83             12687.8                       12858
               12795.21            12730.77                       13290
               12485.94            12828.71                       13150
               12819.94            12821.91                       13403
               12857.49            12112.94                       13544
               12805.77            13196.69                       13565
               13291.67            13499.71                       14040
               13189.73            13546.68                       14192
               13462.58            13602.05                       14293
               13334.26            13448.34                       14223
12/93          13495.48             13507.1                       14476
               13954.29            13710.38                       15053
               13575.54            13412.18                       14698
               12983.69            13084.16                       14040
               13150.19            12975.82                       13833
                  13366            12951.83                       14138
               13038.37            12921.45                       13507
               13466.52             13179.7                       13843
               14018.63             13185.1                       14270
               13675.83            12985.42                       13874
               13983.07            12971.03                       14077
               13473.83            12947.64                       13762
12/94          13673.69            13033.19                       13711
               14028.29            13283.44                       13670
               14574.99            13591.46                       14077
               15005.06            13682.61                       14301
               15446.91             13873.5                       14782
               16064.28            14454.95                       15165
               16437.41            14570.48                       15776
               16982.52            14514.31                       16314
               17025.22               14700                       16428
               17743.72            14849.31                       16769
               17680.29            15067.38                       16573
               18458.27            15315.43                       16925
12/95          18811.93            15541.09                       16852
               19451.91            15637.83                       17090
               19632.88            15306.03                       17328
               19821.54            15177.51                       17597
               20114.09            15073.37                       18063
               20633.12            15047.99                       18611
               20711.22            15248.87                       18316
               19796.19            15284.45                       17652
               20213.77            15246.87                       18053
               21352.12            15517.91                       18927
               21940.39            15880.09                       19043
               23598.79            16172.51                       20224
12/96          23131.19            15592.22                       19855

+The S&P 500 Stock Index is a weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lehman Government/Corporate Bond Index is an index composed of U.S. government, treasury and agency securities, corporate and Yankee bonds.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.




--------------------------------------------------------------------------------

  Average Annual Total Return*


     TCW Managed Asset Allocation Portfolio      Actual       Without Waivers
     --------------------------------------      ------       ---------------
     Year ended 12/31/96                         17.82%            N/A
     Inception (04/08/91) through 12/31/96       12.72%           12.41%

--------------------------------------------------------------------------------

         *Assumes the reinvestment of all dividends and distributions.

                          TCW MONEY MARKET PORTFOLIO

The TCW Money Market Portfolio (the "Portfolio") emphasizes principal protection and diversification by investing in high quality money market instruments. The Portfolio was specifically designed to meet the needs of shareholders seeking a competitive return with a high degree of safety.

PORTFOLIO PERFORMANCE DURING 1996

This year was a relatively stable period for the Federal Reserve Board (the "Federal Reserve") policy. The Federal Funds rate stood at 5.50% at the start of 1996. In late January the rate was lowered by 25 basis points to 5.25%, a rate that was maintained for the remainder of the year. This pattern indicated that the Federal Reserve believed that inflation was under control and that economic growth was not excessive. Despite the stability in policy actions, short-term interest rates were volatile. The one-year Treasury bill interest rate fell 40 basis points by February and then rose 120 basis points to a peak in July as the market extrapolated signs of a strong economy during the spring into belief that the Federal Reserve would tighten. As the economy slowed in the fall, however, it proceeded to decline by 45 basis points.

The Portfolio dollar-weighted average maturity ranged from a high of 70 days during the first quarter, to a low of 45 days during the rising interest rate environment, and finished the year at the current target of 55 days. The IBC Financial Data's All Taxable Money Market Fund Index average maturity ended the year at 53 days. Throughout the year we managed the Portfolio with moderately different target maturities than the average money market fund to outperform during forecasted interest rate changes. This strategy resulted in a total return of 4.91%, net of fees and expenses, for 1996.

OUTLOOK FOR 1997

The U.S. economy achieved a state of equilibrium towards year-end 1996 that few market participants thought possible. Our present forecast shows a continuation of this trend with real 1997 GDP growth estimated to average between 2.0%-2.5% and inflation, as measured by the Consumer Price Index, expected at 3.0%. There is, however, a vocal group of prognosticators foreseeing a more typical end to this cycle. They foresee a burst of above-trend growth leading to an acceleration in inflation which would persuade the Federal Reserve to tighten interest rates in a move ultimately leading to recession. We disagree with the latter view and believe that the model encompassing moderate growth and moderate inflation is the most likely outcome.

The Federal Reserve should, in our opinion, leave the Federal funds rate unchanged and, at some point, going forward, a modest reduction in interest rates may be warranted. If growth stagnates while inflation remains unchanged, short-term interest rates should fall. However, with a large number of Federal Reserve regional bank presidents believing that the economy is at full employment, it could take months for the data to be persuasive enough to presage an easing move. We expect one-year Treasury bill interest rates, that ended the year at 5.5%, to trade between 5.0% and 6.0% in 1997 with the lower range occurring later in the year.

The TCW Money Market Portfolio's conservative investment philosophy offers an excellent vehicle with which to address our shareholders' short-term investment requirements. Although we seek competitive yields, our stringent credit standards are never comprised in the process. TCW Funds Management, Inc. does not hold derivative products in the Portfolio and has consistently maintained a cautious strategy towards new investment instruments. We are pleased with the Portfolio's results and look forward to an equally successful 1997.

Respectfully submitted,
James M. Goldberg
Portfolio Manager

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                          OPPORTUNITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                         VALUE
 SHARES                                                                 (NOTE 1)
 ------                                                                 --------
 COMMON STOCK -- 34.6%
  BANKING -- 5.2%
  200   Bank of Boston Corporation...................................   $ 12,850
  100   Citicorp.....................................................     10,300
   50   Wells Fargo & Company........................................     13,488
                                                                        --------
                                                                          36,638
                                                                        --------
  DIVERSIFIED CHEMICALS -- 4.3%
  100   duPont (E.I.) de Nemours & Company...........................      9,437
  300   Hercules, Inc................................................     12,975
  200   Monsanto Company.............................................      7,775
                                                                        --------
                                                                          30,187
                                                                        --------
  INSURANCE -- 4.0%
  200   ACE, Ltd.....................................................     12,025
  100   AFLAC, Inc...................................................      4,275
  300   EXEL Ltd. Ord. ..............................................     11,363
                                                                        --------
                                                                          27,663
                                                                        --------
  FINANCIAL SERVICES -- 3.2%
  100   Federal Home Loan Mortgage Corporation.......................     11,013
  300   Federal National Mortgage Association........................     11,175
                                                                        --------
                                                                          22,188
                                                                        --------
  MANUFACTURING AND ENGINEERING -- 2.1%
  200   Caterpillar, Inc.............................................     15,050
                                                                        --------
  RESTAURANTS -- 1.9%
  300   McDonald's Corporation.......................................     13,575
                                                                        --------
  ENERGY -- 1.9%
  300   Tenneco, Inc.................................................     13,537
                                                                        --------
  PAPER AND PAPER PRODUCTS -- 1.9%
  300   Champion International Corporation...........................     12,975
                                                                        --------
  METALS AND MINING -- 1.7%
  400   Freeport McMoRan Copper & Gold, Inc.,
         Class B.....................................................     11,950
                                                                        --------


  TELECOMMUNICATIONS -- 1.7%
  900   Tele-Communications, Inc., Class A+..........................     11,756
                                                                        --------
  FOOD AND BEVERAGES -- 1.7%
  400   PepsiCo, Inc.................................................     11,700
                                                                        --------
  TOYS, GAMES AND HOBBIES -- 1.6%
  400   Mattel, Inc..................................................     11,100
                                                                        --------
  PRINTING AND PUBLISHING -- 1.3%
  300   Donnelley (R.R.) & Sons Company..............................      9,413
                                                                        --------
  DRUGS AND MEDICAL PRODUCTS -- 1.2%
  200   Becton, Dickinson & Company..................................      8,674
                                                                        --------
  AEROSPACE AND DEFENSE -- 0.9%
  100   McDonnell Douglas Corporation................................      6,400
                                                                        --------
        Total Common Stock
         (Cost $242,646).............................................    242,806
                                                                        --------

 PRINCIPAL                                                               VALUE
  AMOUNT                                                                (NOTE 1)
 ---------                                                              --------
 COMMERCIAL PAPER -- 14.3% (Cost $99,908)
 $100,000  Ford Motor Credit Corporation,
            5.500%# due 01/07/1997...................................   $ 99,908
                                                                        --------

TOTAL INVESTMENTS (COST $342,554*).............................  48.9%  342,714
OTHER ASSETS AND LIABILITIES (NET).............................  51.1   358,411
                                                                -----  --------
NET ASSETS..................................................... 100.0% $701,125
                                                                =====  ========

------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
Ord. -- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 84.6%
  INSURANCE -- 21.7%
 105,000 ACE Ltd.................................................   $  6,313,125
  50,000 AFLAC, Inc..............................................      2,137,500
  16,200 American International Group, Inc.......................      1,753,650
  76,000 Everest Re Holdings, Inc................................      2,185,000
 143,600 EXEL Ltd. Ord...........................................      5,438,850
  18,000 General Re Corporation..................................      2,839,500
  20,000 Markel Corporation+.....................................      1,800,000
  62,000 Mid Ocean Ltd...........................................      3,255,000
  60,000 RenaissanceRe Holdings Ltd..............................      1,980,000
                                                                    ------------
                                                                      27,702,625
                                                                    ------------
  FINANCIAL SERVICES -- 7.0%
 120,000 Countrywide Credit Industries, Inc......................      3,435,000
  35,500 Federal Home Loan Mortgage Corporation..................      3,909,438
  36,000 Travelers Group, Inc....................................      1,633,500
                                                                    ------------
                                                                       8,977,938
                                                                    ------------
  BANKING -- 6.5%
  36,000 Citicorp................................................      3,708,000
  17,000 Wells Fargo & Company...................................      4,585,750
                                                                    ------------
                                                                       8,293,750
                                                                    ------------
  AEROSPACE AND DEFENSE -- 5.5%
  20,000 AlliedSignal, Inc.......................................      1,340,000
  32,000 Lockheed Martin Corporation.............................      2,928,000
  43,000 McDonnell Douglas Corporation...........................      2,752,000
                                                                    ------------
                                                                       7,020,000
                                                                    ------------
  TRANSPORTATION -- 5.2%
  31,000 AMR Corporation+........................................      2,731,875
  82,000 Canadian Pacific, Ord...................................      2,173,000
  40,000 CSX Corporation.........................................      1,690,000
                                                                    ------------
                                                                       6,594,875
                                                                    ------------
  HEALTH CARE -- 4.5%
  64,500 Columbia/HCA Healthcare Corporation.....................      2,628,375
  20,000 OrNda Healthcorp+.......................................        585,000
 114,000 Tenet Healthcare Corporation+...........................      2,493,750
                                                                    ------------
                                                                       5,707,125
                                                                    ------------
  ENERGY -- 3.5%
   4,464 El Paso Natural Gas Company.............................        225,432
  48,000 Tenneco, Inc............................................      2,166,000
  44,000 Triton Energy Corporation+..............................      2,134,000
                                                                    ------------
                                                                       4,525,432
                                                                    ------------
  MANUFACTURING AND ENGINEERING -- 3.5%
  59,000 Caterpillar, Inc........................................      4,439,750
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  AUTO PARTS-ORIGINAL EQUIPMENT -- 3.1%
 105,600 LucasVarity Plc, ADR+...................................   $  4,012,800
                                                                    ------------
  ELECTRONICS -- 3.0%
  46,000 Adaptec, Inc.+..........................................      1,840,000
  38,000 Arrow Electronics, Inc.+................................      2,033,000
                                                                    ------------
                                                                       3,873,000
                                                                    ------------
  RETAIL -- 3.0%
  81,500 May Department Stores Company...........................      3,810,125
                                                                    ------------
  DRUGS AND MEDICAL PRODUCTS -- 2.6%
  78,000 Becton, Dickinson & Company.............................      3,383,250
                                                                    ------------
  TELECOMMUNICATIONS -- 2.6%
  43,000 Sprint Corporation......................................      1,714,625
  11,600 TCI Satellite Entertainment, Inc., Class A+.............        114,550
 116,000 Tele-Communications, Inc., Class A+.....................      1,515,250
                                                                    ------------
                                                                       3,344,425
                                                                    ------------
  DIVERSIFIED CHEMICALS -- 2.6%
  15,000 duPont (E.I.) de Nemours & Company......................      1,415,625
  44,000 Hercules, Inc...........................................      1,903,000
                                                                    ------------
                                                                       3,318,625
                                                                    ------------
  ENTERTAINMENT AND LEISURE -- 2.1%
  83,000 Carnival Corporation....................................      2,739,000
                                                                    ------------
  RESTAURANTS -- 2.1%
  58,000 McDonald's Corporation..................................      2,624,500
                                                                    ------------
  PRINTING AND PUBLISHING -- 1.9%
  77,000 Donnelley (R.R.) & Sons Company.........................      2,415,875
                                                                    ------------
  TOYS, GAMES AND HOBBIES -- 1.8%
  22,000 Electronic Arts, Inc.+..................................        658,625
  59,375 Mattel, Inc.............................................      1,647,656
                                                                    ------------
                                                                       2,306,281
                                                                    ------------
  COSMETICS AND TOILETRIES -- 1.1%
  24,200 Avon Products, Inc......................................      1,382,425
                                                                    ------------
  TEXTILES AND APPAREL -- 0.6%
  60,000 Shaw Industries, Inc....................................        705,000
                                                                    ------------
  METALS AND MINING -- 0.4%
  18,315 Freeport McMoRan Copper & Gold Inc.,
          Class B................................................        547,161
                                                                    ------------
  PAPER AND PAPER PRODUCTS -- 0.3%
  10,000 Champion International Corporation......................        432,500
                                                                    ------------
         Total Common Stock
          (Cost $81,806,754).....................................    108,156,462
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
 ---------                                                            --------
 COMMERCIAL PAPER -- 16.9%
 $2,512,000 Deere (John) Capital Corporation,
             5.380%# due 01/22/1997..............................   $  2,504,116
  4,434,000 Household Finance Corporation,
             5.400%# due 01/08/1997..............................      4,429,344
  5,509,000 Merrill Lynch & Company, Inc.,
             5.400%# due 01/08/1997..............................      5,503,216
  5,000,000 Prudential Funding Corporation,
             5.370%# due 01/08/1997..............................      4,994,779
  4,205,000 Robins (A.H.) Company, Inc.,
             6.550%# due 01/02/1997..............................      4,204,235
                                                                    ------------
            Total Commercial Paper
             (Cost $21,635,690)..................................     21,635,690
                                                                    ------------

TOTAL INVESTMENTS
 (COST $103,442,444*)...................................... 101.5%  129,792,152
OTHER ASSETS AND LIABILITIES (NET).........................  (1.5)   (1,864,857)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $127,927,295
                                                            =====  ============

------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
Ord. -- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 U.S. TREASURY OBLIGATIONS -- 39.3%
  U.S. TREASURY NOTES -- 21.0%
            U.S. Treasury Notes:
 $2,168,000 7.250% due 02/15/1998................................   $ 2,203,577
    290,000 5.125% due 02/28/1998................................       288,141
    204,000 6.375% due 05/15/1999................................       205,752
     44,000 7.875% due 08/15/2001................................        46,901
    730,000 6.375% due 08/15/2002................................       734,789
  1,769,000 5.750% due 08/15/2003................................     1,715,930
                                                                    -----------
                                                                      5,195,090
                                                                    -----------
  U.S. TREASURY BONDS -- 15.7%
            U.S. Treasury Bonds:
    162,000 11.750% due 02/15/2010...............................       215,131
  1,575,000 7.250% due 05/15/2016................................     1,663,106
  1,920,000 7.125% due 02/15/2023................................     2,004,595
                                                                    -----------
                                                                      3,882,832
                                                                    -----------
  U.S. TREASURY BILL -- 2.6%
    650,000 U.S. Treasury Bill,
             5.080%## due 03/06/1997.............................       644,193
                                                                    -----------
            Total U.S. Treasury Obligations
             (Cost $9,638,394)...................................     9,722,115
                                                                    -----------
 CORPORATE FIXED INCOME SECURITIES -- 26.2%
  FINANCIAL SERVICES -- 12.4%
     65,000 Aetna Travelers, Note,
             6.750% due 04/15/2001...............................        65,257
     40,000 Ahmanson (H.F.) & Company,
             Medium Term Note,
             7.650% due 04/15/2000...............................        41,341
    175,000 ANZ Banking Group Ltd., Subordinate Note,
             7.550% due 09/15/2006...............................       180,152
            Associates Corporation of North America, Senior
             Notes:
     60,000 6.625% due 05/15/2001................................        59,975
     50,000 6.750% due 07/15/2001................................        50,359
     45,000 6.750% due 08/01/2001................................        45,165
    250,000 First National Bank of Boston,
             Subordinate Note,
             7.375% due 09/15/2006...............................       254,863
    160,000 First Security Corporation, Senior Note,
             6.875% due 11/15/2006...............................       156,667
     95,000 Fleet Financial Group, Inc., Subordinate Note,
             7.125% due 04/15/2006...............................        94,877
            General Motors Acceptance Corporation:
    365,000 Medium Term Note,
            6.625% due 09/19/2002................................       361,536
    170,000 Note,
            6.875% due 07/15/2001................................       171,316
    150,000 Lehman Brothers, Inc.,
             Senior Subordinate Note,
             6.125% due 02/01/2001...............................       146,154
     85,000 Lehman Brothers Holdings, Inc., Note,
             7.250% due 10/15/2003...............................        85,180

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
            Merrill Lynch & Company, Inc:
 $  110,000 Medium Term Note,
            7.375% due 05/15/2006................................   $   112,615
    125,000 Note,
            6.000% due 01/15/2001................................       122,595
     79,000 Midland Bank, Subordinate Note,
             7.625% due 06/15/2006...............................        81,801
    184,000 NationsBank Corporation, Subordinate Note,
             7.500% due 09/15/2006...............................       189,043
            Paine Webber Group Inc.:
     69,000 Medium Term Note,
             7.310% due 08/09/2000...............................        70,521
    105,000 Senior Note,
             7.625% due 10/15/2008...............................       105,651
            Sears Roebuck Acceptance Corporation, Medium Term
             Notes:
     95,000 5.600% due 11/16/1998................................        94,075
     45,000 5.710% due 02/06/2001................................        43,616
    155,000 6.690% due 04/30/2001................................       155,428
    165,000 Shearson Lehman Brothers Holdings, Inc., Note,
             6.125% due 06/30/1998...............................       164,663
            Smith Barney Holdings Inc., Medium Term Notes:
     25,000 7.875% due 10/01/1999................................        25,895
     80,000 7.125% due 10/01/2006................................        79,948
    100,000 Wharf Cap Inc., Note,
             8.875% due 11/01/2004...............................       105,338
                                                                    -----------
                                                                      3,064,031
                                                                    -----------
  OIL AND GAS -- 1.9%
     50,000 Gulf Canada Resources Ltd., Subordinate Debentures,
             9.625% due 07/01/2005...............................        54,125
    175,000 NorAm Energy, Note,
             7.500% due 08/01/2000...............................       179,099
     30,000 Norcen Energy Resources, Debenture,
             7.375% due 05/15/2006...............................        30,223
            Oryx Energy Company, Debentures:
     90,000 9.500% due 11/01/1999................................        95,476
     90,000 10.000% due 04/01/2001...............................        98,792
                                                                    -----------
                                                                        457,715
                                                                    -----------
  MEDIA AND COMMUNICATIONS -- 1.8%
     85,000 News America Holdings, Inc., Senior Note,
             8.625% due 02/01/2003...............................        91,295
     80,000 Rogers Cablesystems, Note,
             9.625% due 08/01/2002...............................        83,400
    150,000 Tele-Communications Inc., Medium Term Note,
             7.130% due 02/02/1998...............................       151,311
    115,000 360 Communications Company, Senior Note,
             7.125% due 03/01/2003...............................       113,610
                                                                    -----------
                                                                        439,616
                                                                    -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 CORPORATE FIXED INCOME SECURITIES -- (CONTINUED)
  RETAIL -- 1.7%
            Federated Department Stores Inc., Senior Notes:
 $   80,000 10.000% due 02/15/2001...............................   $    86,760
     50,000 8.125% due 10/15/2002................................        51,250
     80,000 Kroger Company, Senior Note,
             8.150% due 07/15/2006...............................        82,820
    140,000 Safeway Inc., Senior Subordinate Debenture,
             9.650% due 01/15/2004...............................       158,200
     50,000 Vons Companies Inc., Senior Subordinate Note,
             9.625% due 04/01/2002...............................        52,188
                                                                    -----------
                                                                        431,218
                                                                    -----------
  BUILDING AND CONSTRUCTION -- 1.4%
    175,000 Pohang Iron & Steel Company, Note,
             7.375% due 05/15/2005...............................       177,399
    160,000 USG Corporation, Senior Note,
             9.250% due 09/15/2001...............................       170,400
                                                                    -----------
                                                                        347,799
                                                                    -----------
  TRANSPORTATION -- 1.1%
    100,000 Burlington Northern Railroad, Certificates,
             6.960% due 03/22/2009...............................       100,560
    170,000 Union Pacific Corporation, Note,
             6.700% due 12/01/2006...............................       165,299
                                                                    -----------
                                                                        265,859
                                                                    -----------
  AEROSPACE AND DEFENSE -- 1.1%
    250,000 Lockheed Martin Corporation, Guaranteed Debenture,
             7.750% due 05/01/2026...............................       259,670
                                                                    -----------
  MANUFACTURING -- 1.0%
    150,000 Conagra Inc., Senior Note,
             7.125% due 10/01/2026...............................       153,279
     95,000 Stone Consolidated, Senior Note,
             10.250% due 12/15/2000..............................       101,175
                                                                    -----------
                                                                        254,454
                                                                    -----------
  TEXTILES -- 0.7%
    170,000 Westpoint Stevens Inc., Senior Note,
             8.750% due 12/15/2001...............................       174,675
                                                                    -----------
  UTILITIES -- 0.6%
    140,000 El Paso Electric Company, First Mortgage,
             7.250% due 02/01/1999...............................       139,656
     20,000 Ohio Edison, First Mortgage,
             8.750% due 02/15/1998...............................        20,509
                                                                    -----------
                                                                        160,165
                                                                    -----------
  HEALTH CARE -- 0.6%
            Tenet Healthcare Corporation, Senior Notes:
     70,000 9.625% due 09/01/2002................................        76,650
     70,000 8.625% due 12/01/2003................................        73,850
                                                                    -----------
                                                                        150,500
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
  LEASING -- 0.2%
 $   50,000 Hertz Corporation, Junior Subordinate Note, 7.000%
             due 07/15/2003......................................   $    49,980
                                                                    -----------
  OTHER -- 1.7%
    100,000 ADT Operations, Inc., Guaranteed Senior Note,
             8.250% due 08/01/2000...............................       105,750
    200,000 CPC International, Inc., Debenture,
             6.875% due 10/15/2003...............................       200,388
     30,000 Lincoln National Corporation, Note,
             7.250% due 05/15/2005...............................        30,141
     45,000 Loewen Group, Inc.,
             7.500% due 04/15/2001...............................        45,168
     50,000 Rite Aid Corporation, Note,
             6.700% due 12/15/2001...............................        49,904
                                                                    -----------
                                                                        431,351
                                                                    -----------
            Total Corporate Fixed Income Securities
             (Cost $6,386,641)...................................     6,487,033
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 19.6%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 12.7%
            FNMA:
    206,904 7.000% due 08/01/2003................................       207,744
    103,367 7.500% due 08/01/2003................................       104,885
    129,450 7.430% due 08/01/2006................................       133,576
    500,568 7.000% due 09/01/2011................................       499,942
     40,000 7.000% due 01/01/2012................................        39,950
    237,377 7.536% due 06/01/2016................................       242,199
     59,927 7.000% due 07/01/2022................................        59,025
    178,643 7.000% due 07/01/2023................................       175,685
    275,876 6.500% due 02/01/2026................................       263,462
    362,382 8.000% due 05/01/2026................................       369,176
    221,369 7.000% due 09/01/2026................................       216,457
    354,101 8.000% due 09/01/2026................................       360,740
    331,156 6.084%# due 08/01/2027...............................       329,603
    125,000 Series 1996-M7, Class B,
            6.856%# due 06/17/2011...............................       125,313
                                                                    -----------
                                                                      3,127,757
                                                                    -----------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 6.9%
            GNMA:
    281,000 8.000% due 01/01/2017................................       286,620
    253,952 8.500% due 12/15/2021................................       266,510
    269,043 7.000% due 11/15/2023................................       264,335
    480,390 7.500% due 12/15/2023................................       482,942
    165,880 7.000% due 06/20/2026................................       161,576
    254,000 7.500% due 01/15/2027................................       254,079
                                                                    -----------
                                                                      1,716,062
                                                                    -----------
            Total Mortgage-Backed Securities
             (Cost $4,827,986)...................................     4,843,819
                                                                    -----------
 AGENCY SECURITIES -- 10.6%
  FEDERAL FARM CREDIT BANK (FFCB) -- 4.1%
  1,000,000 FFCB, Medium Term Note,
             6.250% due 06/26/1998...............................     1,003,080
                                                                    -----------
  TENNESSEE VALLEY AUTHORITY (TVA) -- 2.7%
    625,000 TVA,
             8.375% due 10/01/1999...............................       659,181
                                                                    -----------


                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 AGENCY SECURITIES -- (CONTINUED)
  FEDERAL HOME LOAN BANK (FHLB) -- 2.2%
 $  550,000 FHLB,
             5.590% due 01/05/2001...............................   $   536,338
                                                                    -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.6%
            FHLMC:
    321,142 7.000% due 01/01/2000................................       322,947
     84,000 6.420% due 12/01/2005................................        81,165
                                                                    -----------
                                                                        404,112
                                                                    -----------
            Total Agency Securities
             (Cost $2,637,193)...................................     2,602,711
                                                                    -----------
 ASSET-BACKED SECURITIES -- 2.7%
    260,000 Capita Equipment Receivables Trust, Series 1996-1-A,
             6.110% due 07/15/1999...............................       260,488
    140,000 Ford Motor Credit Auto Owner Trust, Series 1996-A-A3,
             6.500% due 11/15/1999...............................       140,962
            The Money Store:
     65,000 Series 1994-B-A4,
            7.600% due 07/15/2021................................        66,016
     34,000 Series 1994-CI-A4,
            7.800% due 10/15/2021................................        34,823
    144,000 Series 1996-C-A6,
            7.690% due 06/15/2024................................       147,938
      5,000 UAC, 1996-D-A2,
             6.170% due 10/09/2002...............................         4,974
                                                                    -----------
            Total Asset-Backed Securities
             (Cost $649,444).....................................       655,201
                                                                    -----------
 REPURCHASE AGREEMENT -- 2.9% (Cost $728,000)
    728,000 Agreement with Lehman Brothers Inc., 5.750% dated
             12/31/96 to be repurchased at $728,233 on 01/02/97
             collateralized by $728,000 U.S. Treasury Bond,
             8.875% due 2/15/19..................................       728,000
                                                                    -----------

TOTAL INVESTMENTS
 (COST $24,867,658*)....................................... 101.3 %  25,038,879
OTHER ASSETS & LIABILITIES (NET)...........................  (1.3)     (311,677)
                                                            -----   -----------
NET ASSETS................................................. 100.0 % $24,727,202
                                                            =====   ===========

------------
*  Aggregate cost for federal tax purposes was $24,985,156.
# Variable rate security. The interest rate shown reflects the rate in effect at December 31, 1996.
## Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 98.9%
  FINANCIAL SERVICES -- 12.2%
 14,000 ALBANK Financial Corporation..............................   $   439,250
 13,000 Astoria Financial Corporation.............................       479,375
 16,700 Bancorp Hawaii, Inc.......................................       701,400
 19,400 Bay View Capital Corporation..............................       822,075
 26,000 Block (H&R) Inc...........................................       754,000
 21,000 City National Corporation.................................       454,125
 24,800 First Hawaiian, Inc.......................................       868,000
 26,000 FirstFed Financial Corporation+...........................       572,000
 20,000 Flushing Financial Corporation............................       362,500
 42,000 Glendale Federal Bank FSB+................................       976,500
 34,000 Greater New York Savings Bank.............................       463,250
 15,000 Illinova Corporation......................................       412,500
 15,000 Long Island Bancorp, Inc..................................       525,000
 45,500 PFF Bancorp, Inc..........................................       676,813
 13,600 Pinnacle West Capital Corporation.........................       431,800
 16,800 RCSB Financial, Inc.......................................       487,200
  7,100 Standard Federal Bancorporation...........................       403,813
 15,500 Washington Mutual, Inc....................................       671,344
                                                                     -----------
                                                                      10,500,945
                                                                     -----------
  RETAIL -- 10.5%
 58,300 AnnTaylor Stores Corporation+.............................     1,020,250
 21,000 Brown Group, Inc..........................................       385,875
 71,300 Claire's Stores, Inc......................................       926,900
 10,400 Dominick's Supermarkets, Inc.+............................       226,200
 20,300 Duty Free International, Inc..............................       294,350
 72,000 Filene's Basement Corporation+............................       297,000
 49,000 Footstar, Inc.+...........................................     1,218,875
 39,500 Great Atlantic & Pacific Tea Company, Inc.................     1,259,062
 33,000 Huffy Corporation.........................................       474,375
 20,000 MicroAge, Inc.+...........................................       400,000
 15,300 Talbots, Inc..............................................       437,963
 16,000 Timberland Company, Class A+..............................       608,000
 66,000 Woolworth Corporation+....................................     1,443,750
                                                                     -----------
                                                                       8,992,600
                                                                     -----------
  ELECTRONICS -- 7.7%
 19,000 Cubic Corporation.........................................       439,375
 45,000 ESCO Electronics Corporation..............................       450,000
 32,500 Exar Corporation+.........................................       503,750
 33,600 International Rectifier Corporation+......................       512,400
 19,700 KLA Instruments Corporation+..............................       699,350
 15,300 Lam Research Corporation+.................................       430,312
 35,800 National Semiconductor Corporation+.......................       872,625
 41,400 Silicon Valley Group, Inc.+...............................       833,175
 17,000 Tencor Instruments Company+...............................       448,375
 18,600 Vishay Intertechnology, Inc...............................       434,775
 29,000 VLSI Technology, Inc.+....................................       692,375
 10,700 Zilog, Inc.+..............................................       279,537
                                                                     -----------
                                                                       6,596,049
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  TRANSPORTATION -- 6.2%
  71,800 American Freightways Corporation+........................   $   798,775
  36,000 Arnold Industries, Inc...................................       571,500
  34,600 Caliber System, Inc......................................       666,050
  21,000 Harper Group, Inc........................................       498,750
  19,900 Hvide Marine, Inc., Class A+.............................       432,825
  30,000 USFreightways Corporation................................       823,125
  24,400 Werner Enterprises, Inc..................................       442,250
  73,800 Yellow Corporation+......................................     1,060,875
                                                                     -----------
                                                                       5,294,150
                                                                     -----------
  TEXTILES AND APPAREL -- 5.1%
 110,000 Dyersburg Corporation....................................       770,000
  40,000 Fieldcrest Cannon, Inc.+.................................       640,000
  12,000 Fruit of the Loom, Inc.+.................................       454,500
  47,200 Phillips-Van Heusen Company..............................       678,500
  30,000 Pillowtex Corporation....................................       540,000
  21,000 Russell Corporation......................................       624,750
  18,000 Stride Rite Corporation..................................       180,000
  17,400 WestPoint Stevens Inc.+..................................       519,825
                                                                     -----------
                                                                       4,407,575
                                                                     -----------
  INSURANCE -- 5.1%
  20,000 Allmerica Financial Corporation..........................       670,000
  33,800 Citizens Corporation.....................................       760,500
  38,200 Everest Reinsurance Holdings, Inc........................     1,098,250
  21,800 Fremont General Corporation..............................       675,800
  16,200 Horace Mann Educators Corporation........................       654,075
  11,100 Provident Companies, Inc.................................       536,963
                                                                     -----------
                                                                       4,395,588
                                                                     -----------
  MEDICAL SUPPLIES -- 4.3%
  12,000 Allergan, Inc............................................       427,500
  20,500 Beckman Instruments, Inc.................................       786,687
  27,000 Bindley Western Industries, Inc..........................       523,125
  21,000 Biomet, Inc..............................................       317,625
  37,000 CONMED Corporation+......................................       758,500
  41,700 DePuy, Inc.+.............................................       844,425
                                                                     -----------
                                                                       3,657,862
                                                                     -----------
  TELECOMMUNICATIONS -- 4.2%
  34,000 Aerial Communications, Inc.+.............................       276,250
  52,100 Allen Group, Inc.+.......................................     1,159,225
  28,000 General Instrument Corporation+..........................       605,500
  18,100 Nokia Corporation, Class A, ADR..........................     1,040,750
  35,000 Scientific-Atlanta, Inc..................................       525,000
                                                                     -----------
                                                                       3,606,725
                                                                     -----------
  CHEMICALS -- 3.8%
   4,300 Geon Company.............................................        84,388
  11,000 Great Lakes Chemical Corporation.........................       514,250
  30,000 Quaker Chemical Corporation..............................       491,250
  46,500 Schulman (A.), Inc.......................................     1,139,250
  65,500 Sybron Chemicals, Inc.+..................................     1,048,000
                                                                     -----------
                                                                       3,277,138
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  COMPUTERS -- 3.5%
  29,600 Quantum Corporation+.....................................   $   847,300
  39,300 Read-Rite Corporation+...................................       992,325
  34,100 Sequent Computer Systems, Inc.+..........................       605,275
  23,000 Silicon Graphics, Inc.+..................................       586,500
                                                                     -----------
                                                                       3,031,400
                                                                     -----------
  MACHINERY AND ENGINEERING -- 3.1%
  13,700 Amcast Industrial Corporation............................       339,075
  23,500 EMCOR Group, Inc.+.......................................       305,500
  18,500 Global Industrial Technologies, Inc.+....................       409,312
  20,000 Handy & Harman Company...................................       350,000
  57,000 J. Ray McDermott, S.A.+..................................     1,254,000
                                                                     -----------
                                                                       2,657,887
                                                                     -----------
  OIL AND GAS -- 2.7%
  40,100 Aquila Gas Pipeline Corporation..........................       636,587
  10,400 Cabot Oil and Gas Corporation............................       178,100
  62,600 Houston Exploration Company+.............................     1,095,500
  31,000 Santa-Fe Energy Resources, Inc.+.........................       430,125
                                                                     -----------
                                                                       2,340,312
                                                                     -----------
  COMPUTER SERVICE AND SOFTWARE -- 2.6%
  40,900 Exabyte Corporation+.....................................       547,038
 115,100 Symantec Corporation+....................................     1,668,950
                                                                     -----------
                                                                       2,215,988
                                                                     -----------
  PAPER AND PAPER PRODUCTS -- 2.3%
  18,000 James River Corporation of Virginia......................       596,250
  21,000 Paragon Trade Brands, Inc.+..............................       630,000
  42,500 Wausau Paper Mills Company...............................       786,250
                                                                     -----------
                                                                       2,012,500
                                                                     -----------
  UTILITIES -- 2.3%
  12,500 Boston Edison Company....................................       335,937
  71,400 McDermott International, Inc.............................     1,187,025
  12,500 New England Electric System..............................       435,937
                                                                     -----------
                                                                       1,958,899
                                                                     -----------
  MANUFACTURING -- 2.0%
  41,800 Cooper Tire and Rubber Company...........................       825,550
  33,000 Foamex International, Inc.+..............................       544,500
  12,800 Imation Corporation+.....................................       360,000
                                                                     -----------
                                                                       1,730,050
                                                                     -----------
  HEALTH CARE -- 1.6%
  33,000 Health Systems International, Inc., Class A+.............       816,750
  19,000 Living Centers of America, Inc.+.........................       527,250
                                                                     -----------
                                                                       1,344,000
                                                                     -----------
  REAL ESTATE -- 1.6%
  36,000 Catellus Development Corporation+........................       409,500
  72,500 Kaufman & Broad Home Corporation.........................       933,438
                                                                     -----------
                                                                       1,342,938
                                                                     -----------

                                                                       VALUE
 SHARES                                                              (NOTE 1)
 ------                                                              --------
  MEDIA AND COMMUNICATIONS -- 1.5%
 14,200 American Radio Systems Corporation+......................   $   386,950
  2,600 Metro Networks, Inc.+....................................        65,650
 29,100 Young Broadcasting Corporation, Class A+.................       851,175
                                                                    -----------
                                                                      1,303,775
                                                                    -----------
  AUTO PARTS -- 1.4%
 22,000 APS Holding Corporation+.................................       341,000
 18,000 Arvin Industries, Inc....................................       445,500
 27,000 Excel Industries, Inc....................................       448,875
                                                                    -----------
                                                                      1,235,375
                                                                    -----------
  FOOD AND BEVERAGES -- 1.4%
 29,500 Hudson Foods, Inc........................................       560,500
 33,000 Morningstar Group, Inc.+.................................       647,625
                                                                    -----------
                                                                      1,208,125
                                                                    -----------
  PRINTING AND PUBLISHING -- 1.3%
 34,000 Harland (John H.) Company................................     1,122,000
                                                                    -----------
  CONSUMER SERVICES -- 1.3%
 74,000 ACNielson Corporation+...................................     1,119,250
                                                                    -----------
  BUILDING AND CONSTRUCTION -- 1.3%
 19,500 CalMat Company...........................................       365,625
 19,700 Foster Wheeler Corporation...............................       731,363
                                                                    -----------
                                                                      1,096,988
                                                                    -----------
  DIVERSIFIED OPERATIONS -- 1.1%
 49,000 Griffon Corporation+.....................................       600,250
  7,500 Kansas City Southern Industries, Inc.....................       337,500
                                                                    -----------
                                                                        937,750
                                                                    -----------
  ADVERTISING -- 1.0%
 41,000 True North Communications, Inc...........................       896,875
                                                                    -----------
  ENVIRONMENTAL -- 0.9%
 44,700 Safety-Kleen Corporation.................................       731,962
                                                                    -----------
  TOYS, GAMES AND HOBBIES -- 0.7%
 14,700 Hasbro, Inc..............................................       571,463
                                                                    -----------
  AGRICULTURE -- 0.6%
 27,000 Scotts Company (The), Class A+...........................       536,625
                                                                    -----------
  LEISURE -- 0.6%
 34,600 Coleman Company, Inc.+...................................       475,750
                                                                    -----------
  CONTAINERS -- 0.3%
 38,700 Gaylord Container Corporation, Class A+..................       237,037
                                                                    -----------
  OTHER -- 4.7%
  9,400 Alberto-Culver Company, Class A..........................       387,750
 59,400 Newport News Shipbuilding Inc.+..........................       891,000
 32,100 Pittston Brink's Group...................................       866,700
 19,400 Polaroid Corporation.....................................       843,900
 41,000 Waban, Inc.+.............................................     1,066,000
                                                                    -----------
                                                                      4,055,350
                                                                    -----------
        Total Common Stock
         (Cost $78,306,831)......................................    84,890,931
                                                                    -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 COMMERCIAL PAPER -- 2.3% (Cost $1,912,000)
 $1,912,000 General Electric Capital Corporation,
             7.100% due 01/02/1997...............................   $ 1,912,000
                                                                    -----------

TOTAL INVESTMENTS
 (COST $80,218,831*)........................................ 101.2%  86,802,931
OTHER ASSETS AND LIABILITIES (NET)..........................  (1.2)    (999,483)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $85,803,448
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes was $80,241,342.
+ Non-income producing security.

Abbreviation:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 96.7%
  FINANCIAL SERVICES -- 11.6%
  6,500 AMBAC Inc.................................................   $   432,250
 19,300 Block (H&R) Inc...........................................       559,700
 12,500 CUC International, Inc.+..................................       296,875
  1,400 Fairfax Financial Holdings, Ltd.+.........................       296,167
 23,100 Federal Home Loan Mortgage Corporation....................     2,543,888
 20,600 Federal National Mortgage Association.....................       767,350
 18,880 First Data Corporation....................................       689,120
  5,200 Fund American Enterprises Holdings........................       497,900
  8,000 Mercury Finance Company...................................        98,000
  6,300 PartnerRe Ltd.............................................       214,200
  5,100 Quick & Reilly Group Inc..................................       152,363
  6,200 St. Paul Companies, Inc...................................       363,475
                                                                     -----------
                                                                       6,911,288
                                                                     -----------
  COMPUTER SERVICE AND SOFTWARE -- 10.0%
  7,500 Automatic Data Processing Inc.............................       321,562
 17,000 BMC Software, Inc.+.......................................       703,375
  2,800 Broderbund Software Corporation+..........................        83,300
  7,700 Cisco Systems Inc.+.......................................       489,912
  9,300 Electronic Data Systems Corporation.......................       402,225
  3,400 FORE Systems Inc.+........................................       111,775
 15,000 Getronics NV..............................................       407,212
  8,400 Informix Corporation+.....................................       171,150
  6,500 Intel Corporation.........................................       851,094
  8,600 Microsoft Corporation+....................................       710,575
 15,400 Oracle Corporation+.......................................       642,950
 15,600 Platinum Technology Inc.+.................................       212,550
  8,200 Sabre Group Holdings Inc.+................................       228,575
  8,600 3Com Corporation+.........................................       631,025
                                                                     -----------
                                                                       5,967,280
                                                                     -----------
  CONSUMER PRODUCTS -- 6.7%
 15,400 Corning Inc...............................................       712,250
  3,000 Gucci Group N.V...........................................       191,625
 10,000 Masco Corporation.........................................       360,000
  4,200 Philip Morris Companies Inc...............................       476,700
  3,300 Procter & Gamble Company..................................       354,750
 60,600 TAG Heuer International SA, Sponsored ADR+................       977,175
 11,400 Tupperware Corporation....................................       611,325
  1,800 Unilever NV, ADR..........................................       315,450
                                                                     -----------
                                                                       3,999,275
                                                                     -----------
  INSURANCE -- 6.2%
 19,900 ACE Ltd...................................................     1,196,488
  2,500 Erie Indemnity Company....................................        77,500
  5,600 EXEL Ltd..................................................       212,100
  2,600 Foremost Corporation of America...........................       156,000
  2,000 Harleysville Group, Inc...................................        61,000
  5,200 Leucadia National Corporation.............................       139,100
  6,666 Travelers Group Inc.......................................       302,470
 14,300 UNUM Corporation..........................................     1,033,175
 17,200 Zurich Reinsurance Centre Holdings Inc....................       537,500
                                                                     -----------
                                                                       3,715,333
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  MEDIA AND COMMUNICATIONS -- 4.2%
  18,500 Cox Communications, Inc., Class A+.......................   $   427,812
  10,800 Gaylord Entertainment Company, Class A...................       247,050
   7,600 Readers Digest Association Inc., Class A.................       305,900
   1,400 Readers Digest Association Inc., Class B.................        50,750
   2,700 United International Holdings Inc., Class A+.............        33,075
  27,500 Ver Ned Uitgevers........................................       574,641
  70,000 Vodafone Group Ord.......................................       295,492
  14,100 Vodafone Group Plc, ADR..................................       583,388
                                                                     -----------
                                                                       2,518,108
                                                                     -----------
  TELECOMMUNICATIONS -- 3.9%
   5,900 AT&T Corporation.........................................       256,650
   2,200 COLT Telecom Group Plc, ADR+.............................        42,350
   1,500 Ericsson (LM) Telephone, Class B, ADR....................        45,281
  60,000 Grupo Iusacell S.A. de CV, Series D, ADR+................       345,000
   3,900 Omnipoint Corporation+...................................        75,075
   5,400 Telebras ADR.............................................       413,100
  11,000 Telecel-Comunicacoes Pessoai+............................       702,354
  25,000 Telecom Italia Mobile SpA................................        63,200
  34,500 Telecom Italia Risp......................................        67,317
  11,800 Telefonos de Venezuela, ADR+.............................       331,875
                                                                     -----------
                                                                       2,342,202
                                                                     -----------
  ELECTRICAL EQUIPMENT -- 3.9%
  13,500 Exide Corporation........................................       310,500
  18,400 General Electric Company.................................     1,819,300
   5,600 Molex Inc., Class A......................................       199,500
                                                                     -----------
                                                                       2,329,300
                                                                     -----------
  CONGLOMERATES -- 3.5%
      55 Berkshire Hathaway Inc.+.................................     1,875,500
   8,000 Kinnevik Investment AB, Class B..........................       220,555
                                                                     -----------
                                                                       2,096,055
                                                                     -----------
  BANKING AND FINANCE -- 3.5%
 125,000 Banca Fideuram...........................................       274,802
  12,000 Northern Trust Corporation...............................       435,000
  15,000 Norwest Corporation......................................       652,500
   2,700 Wells Fargo & Company....................................       728,325
                                                                     -----------
                                                                       2,090,627
                                                                     -----------
  MACHINERY -- 3.5%
  24,500 Danaher Corporation......................................     1,142,312
   2,500 Hagermeyer Company.......................................       199,844
   9,000 Teleflex Inc.............................................       469,125
  10,800 TriMas Corporation.......................................       257,850
                                                                     -----------
                                                                       2,069,131
                                                                     -----------
  PHARMACEUTICALS -- 3.4%
   4,600 Amgen, Inc.+.............................................       250,125
   8,000 Astra AB, Class B........................................       385,972
   9,400 Biogen Inc.+.............................................       364,250
   2,300 Merck & Company..........................................       182,275
   6,700 Pfizer Inc...............................................       555,263
   3,400 Warner-Lambert Company...................................       255,000
                                                                     -----------
                                                                       1,992,885
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  RETAIL -- 3.2%
 16,900 Circuit City Stores Inc. .................................   $   509,113
 10,200 Corporate Express Inc.+...................................       300,263
  2,000 Hennes & Mauritz Company, Series B........................       276,867
  5,100 Home Depot Inc............................................       255,638
  4,000 Kohl's Corporation+.......................................       157,000
 11,600 Revco D.S. Inc.+ .........................................       429,200
                                                                     -----------
                                                                       1,928,081
                                                                     -----------
  ENTERTAINMENT AND LEISURE -- 3.1%
 13,900 Boston Chicken Inc.+......................................       498,663
 11,969 Disney (Walt) Company.....................................       833,342
  6,800 McDonald's Corporation....................................       307,700
  6,600 Outback Steakhouse Inc.+..................................       176,550
                                                                     -----------
                                                                       1,816,255
                                                                     -----------
  BUSINESS SERVICES -- 3.0%
  3,300 Alco Standard Corporation.................................       170,363
 20,000 Elsevier NV...............................................       338,041
  6,200 Interpublic Group of Companies Inc........................       294,500
 13,466 Mutual Risk Management Ltd................................       498,242
  6,700 Reuters Holdings Plc, Class B, ADR........................       512,550
                                                                     -----------
                                                                       1,813,696
                                                                     -----------
  ELECTRONIC COMPONENTS -- 2.8%
  5,700 ADT Ltd+..................................................       130,387
  6,000 Analog Devices Inc.+......................................       203,250
  6,400 Hewlett-Packard Company...................................       321,600
  8,300 Linear Technology Corporation.............................       364,162
 11,800 Maxim Integrated Products Inc.+...........................       510,350
  4,400 Xilinx Inc.+..............................................       161,975
                                                                     -----------
                                                                       1,691,724
                                                                     -----------
  MEDICAL SUPPLIES -- 2.8%
 10,800 Boston Scientific Corporation+............................       648,000
  3,100 Medtronic Inc. ...........................................       210,800
    700 Novartis AG+..............................................       801,718
                                                                     -----------
                                                                       1,660,518
                                                                     -----------
  ENERGY SERVICES -- 2.5%
  5,700 BJ Services Company+......................................       290,700
  7,000 Cooper Cameron Corporation+...............................       535,500
  1,400 Ente Nazionale Idrocarburi SpA, ADR.......................        72,275
  3,500 Halliburton Company.......................................       210,875
  3,700 Schlumberger Ltd..........................................       369,537
                                                                     -----------
                                                                       1,478,887
                                                                     -----------
  FOOD AND BEVERAGE -- 2.0%
 11,200 Heinz (H.J.) Company......................................       403,200
  1,000 LVMH Moet Hennessey Louis Vitton Ord......................       279,271
 17,100 PepsiCo Inc...............................................       500,175
                                                                     -----------
                                                                       1,182,646
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  PETROLEUM -- INTERNATIONAL -- 1.9%
   6,600 Royal Dutch Petroleum Company, ADR.......................   $ 1,126,950
                                                                     -----------
  PAPER AND PAPER PRODUCTS -- 1.6%
   6,864 Kimberly-Clark Corporation...............................       653,796
  16,000 Kimberly-Clark de Mexico, SA.............................       315,854
                                                                     -----------
                                                                         969,650
                                                                     -----------
  HEALTH CARE SERVICES -- 1.5%
  14,200 Apria Healthcare Group+..................................       266,250
  15,550 Columbia/HCA Healthcare Corporation......................       633,662
                                                                     -----------
                                                                         899,912
                                                                     -----------
  TRANSPORTATION -- 1.4%
  49,000 Hutchinson Whampoa, Ltd..................................       384,866
  25,100 Tranz Rail Holdings Ltd+.................................       443,956
                                                                     -----------
                                                                         828,822
                                                                     -----------
  METALS AND MINING -- 1.3%
     800 Newmont Mining Corporation...............................        35,800
   5,050 Nucor Corporation........................................       257,550
   1,700 Pohang Iron & Steel, ADR.................................        34,425
  20,204 Rustenburg Platinum Holdings Ltd., ADR...................       272,754
  15,000 Rustenburg Platinum Holdings Ltd.+.......................       205,194
                                                                     -----------
                                                                         805,723
                                                                     -----------
  AEROSPACE AND DEFENSE -- 1.3%
  12,000 AlliedSignal Corporation.................................       804,000
                                                                     -----------
  REAL ESTATE -- 1.1%
  17,000 Security Capital US Realty++.............................       217,600
   7,800 Starwood Lodging Trust...................................       429,975
                                                                     -----------
                                                                         647,575
                                                                     -----------
  SPECIALTY CHEMICALS -- 1.0%
  13,200 Great Lakes Chemical Corporation.........................       617,100
                                                                     -----------
  BIOTECHNOLOGY -- 0.9%
  10,500 Genentech Inc.+..........................................       563,062
                                                                     -----------
  ENGINEERING AND CONSTRUCTION -- 0.8%
  51,000 United Engineers (Malaysia) Berhad.......................       460,424
                                                                     -----------
  MANUFACTURING -- 0.5%
   6,200 Tyco International Ltd...................................       327,825
                                                                     -----------
  TOYS, GAMES AND HOBBIES -- 0.5%
   7,100 Hasbro Inc...............................................       276,013
                                                                     -----------
  OTHER -- 3.1%
  80,000 Rentokil Initial Plc.....................................       601,430
      50 Sig Schweiz Ag...........................................       126,634
 240,000 Tomkins Plc..............................................     1,103,534
                                                                     -----------
                                                                       1,831,598
                                                                     -----------
         Total Common Stock
          (Cost $48,717,928)......................................    57,761,945
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                            --------
 CORPORATE BOND -- 0.2% (Cost $135,600)
  $120,000 Reliance Industries Ltd.,
            3.500% due 11/03/1999.................................   $   126,600
                                                                     -----------
 U.S. GOVERNMENT TREASURY -- 0.1% (Cost $59,697)
    60,000 U.S. Treasury Bill,
            5.050%# due 02/06/1997................................        59,697
                                                                     -----------
 COMMERCIAL PAPER -- 5.3%
   543,000 Ciesco, L.P.,
            5.650%# due 01/10/1997................................       542,233
   203,000 Corporate Asset Funding Company, Inc.,
            5.380%# due 01/17/1997................................       202,515
   720,000 Dillard Investment Company, Inc.,
            6.750%# due 01/02/1997................................       719,865
   245,000 Heinz (H.J.) Company,
            5.450%# due 02/06/1997................................       243,665
 1,445,000 Mobile Australia Finance Company, Inc.,
            5.400%# due 01/02/1997................................     1,444,783
                                                                     -----------
           Total Commercial Paper
            (Cost $3,153,061).....................................     3,153,061
                                                                     -----------

TOTAL INVESTMENTS
 (COST $52,066,286*)....................................... 102.3 %  61,101,303
OTHER ASSETS AND LIABILITIES (NET).........................  (2.3)   (1,368,910)
                                                            -----   -----------
NET ASSETS................................................. 100.0%  $59,732,393
                                                            =====   ===========

------------
*  Aggregate cost for federal tax purposes was $52,087,364.
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#  Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
Ord.-- Ordinary

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 87.5%
  BANKING AND FINANCE -- 8.6%
  8,820 Banc One Corporation......................................   $   379,260
  9,300 Bank of Boston Corporation................................       597,525
  5,800 Bankers Trust New York Corporation........................       500,250
 13,832 Chase Manhattan Corporation...............................     1,234,506
 10,800 Mercantile Bankshares Corporation.........................       345,600
  9,000 Morgan (J.P.) & Company Inc...............................       878,625
 11,900 National City Corporation.................................       534,013
 12,100 PNC Bank Corporation......................................       455,262
 11,900 Signet Banking Corporation................................       365,925
 11,200 U.S. Bancorp..............................................       503,300
  3,333 Wells Fargo & Company.....................................       899,077
                                                                     -----------
                                                                       6,693,343
                                                                     -----------
  PETROLEUM -- INTERNATIONAL -- 7.7%
  8,600 Amoco Corporation.........................................       694,450
  4,550 British Petroleum Company Plc, ADR........................       643,256
 12,300 Chevron Corporation.......................................       799,500
 11,800 Exxon Corporation.........................................     1,156,400
  5,100 Mobil Corporation.........................................       623,475
 10,900 Repsol S.A., ADR..........................................       415,562
  4,200 Royal Dutch Petroleum Company, ADR........................       717,150
  9,700 Texaco Inc................................................       951,812
                                                                     -----------
                                                                       6,001,605
                                                                     -----------
  TELECOMMUNICATIONS -- 7.0%
 19,400 ALLTEL Corporation........................................       608,675
 22,800 AT&T Corporation..........................................       991,800
  9,000 BCE Inc...................................................       429,750
  8,700 Bell Atlantic Corporation.................................       563,325
 14,200 BellSouth Corporation.....................................       573,325
 14,000 Frontier Corporation......................................       316,750
 14,400 GTE Corporation...........................................       655,200
  9,900 Pacific Telesis Group Inc.................................       363,825
  6,000 SBC Communications, Inc...................................       310,500
  7,200 Southern New England Telecommunications Corporation.......       279,900
 11,000 US West Inc...............................................       354,750
                                                                     -----------
                                                                       5,447,800
                                                                     -----------
  FINANCIAL SERVICES -- 6.6%
 12,200 American Express Company..................................       689,300
 19,200 American General Corporation..............................       784,800
 20,700 Block (H&R) Inc...........................................       600,300
    220 Echelon International Corporation, Inc+...................         3,410
 16,000 Federal National Mortgage Association.....................       596,000
 13,500 Fleet Financial Group, Inc................................       673,313
  9,800 St. Paul Companies, Inc...................................       574,525
  6,600 Student Loan Marketing Association........................       614,625
 13,733 Travelers Group, Inc......................................       623,135
                                                                     -----------
                                                                       5,159,408
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  UTILITIES -- ELECTRIC -- 6.5%
  8,200 Baltimore Gas & Electric Company..........................   $   219,350
 29,100 Centerior Energy Corporation..............................       312,825
 11,100 Dominion Resources Inc....................................       427,350
  6,100 DQE Inc...................................................       176,900
 10,400 Edison International Company..............................       206,700
 14,700 Entergy Corporation.......................................       407,925
  5,100 Florida Progress Corporation..............................       164,475
  3,700 General Public Utilities Corporation......................       124,413
 12,500 Ohio Edison Company.......................................       284,375
 12,900 Pacific Gas & Electric Company............................       270,900
 19,850 PacifiCorp................................................       406,925
 22,700 Peco Energy Company.......................................       573,175
 12,800 Public Service Enterprise Group, Inc......................       348,800
 13,400 Southern Company..........................................       303,175
 20,100 Unicom Corporation........................................       545,213
 10,900 Western Resources, Inc....................................       336,537
                                                                     -----------
                                                                       5,109,038
                                                                     -----------
  FOOD AND BEVERAGE -- 6.4%
 15,800 Anheuser-Busch Companies Inc..............................       632,000
 12,900 Brown-Forman Corporation, Class B.........................       590,175
 14,100 General Mills Inc.........................................       893,588
 10,200 Grand Metropolitan Plc, ADR...............................       322,575
 18,400 Heinz (H.J.) Company......................................       662,400
  4,100 Kellogg Company...........................................       269,062
 23,700 McCormick & Company, Inc..................................       558,431
 19,700 Quaker Oats Company.......................................       751,062
  8,600 Sara Lee Corporation......................................       320,350
                                                                     -----------
                                                                       4,999,643
                                                                     -----------
  CONSUMER PRODUCTS -- 5.8%
 14,500 American Brands Inc.......................................       719,562
 14,600 Corning Inc...............................................       675,250
    150 Dixie Yarns Inc+..........................................         1,163
  3,200 Eastman Kodak Company.....................................       256,800
  4,300 Philip Morris Companies Inc...............................       488,050
  4,400 RJR Nabisco Holdings Corporation..........................       149,600
 14,200 Tambrands Inc.............................................       580,425
  4,000 Unilever, NV ADR..........................................       701,000
 15,400 UST Inc...................................................       498,575
 10,200 Whirlpool Corporation.....................................       475,575
                                                                     -----------
                                                                       4,546,000
                                                                     -----------
  PHARMACEUTICALS -- 5.7%
 11,300 Abbott Laboratories Company...............................       573,475
 12,700 American Home Products Corporation........................       744,537
  2,900 Cognizant Corporation.....................................        95,700
    540 Novartis AG, ADR+.........................................       618,468
 19,290 Pharmacia & Upjohn Inc....................................       764,366
 10,400 SmithKline Beecham Plc, ADR...............................       707,200
 12,800 Warner-Lambert Company....................................       960,000
                                                                     -----------
                                                                       4,463,746
                                                                     -----------


                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  PAPER AND PAPER PRODUCTS -- 3.8%
  7,400 Consolidated Papers Inc...................................   $   363,525
  9,700 Georgia-Pacific Company...................................       698,400
 13,300 International Paper Company...............................       536,987
  6,000 James River Corporation of Virginia.......................       198,750
  4,000 Kimberly-Clark Corporation................................       381,000
 16,800 Union Camp Corporation....................................       802,200
                                                                     -----------
                                                                       2,980,862
                                                                     -----------
  ELECTRICAL EQUIPMENT -- 3.7%
 10,100 AMP, Inc..................................................       387,587
 11,107 Cooper Industries Inc.....................................       467,882
 14,000 General Electric Company..................................     1,384,250
 14,900 Hubbell Inc., Class B.....................................       644,425
                                                                     -----------
                                                                       2,884,144
                                                                     -----------
  SPECIALTY CHEMICALS -- 3.5%
  8,600 Betz Laboratories, Inc....................................       503,100
  2,800 FMC Corporation+..........................................       196,350
 12,200 Great Lakes Chemical Corporation..........................       570,350
 12,500 Lubrizol Corporation......................................       387,500
  6,600 Minnesota Mining & Manufacturing Company..................       546,975
 13,800 Nalco Chemical Company....................................       498,525
                                                                     -----------
                                                                       2,702,800
                                                                     -----------
  PETROLEUM -- DOMESTIC -- 2.5%
  9,150 Atlantic Richfield Company................................     1,213,519
  9,900 McDermott International Inc...............................       164,587
  3,487 Sun Company Inc...........................................        84,996
 21,300 USX-Marathon Group........................................       508,537
                                                                     -----------
                                                                       1,971,639
                                                                     -----------
  MEDIA AND COMMUNICATIONS -- 2.2%
 13,700 Dun & Bradstreet Corporation..............................       325,375
  6,500 Gannet Company Ltd........................................       486,688
  7,300 McGraw-Hill Companies Inc.................................       336,712
 11,000 Readers Digest Association Inc., Class A..................       442,750
  2,600 Readers Digest Association Inc., Class B..................        94,250
                                                                     -----------
                                                                       1,685,775
                                                                     -----------
  DIVERSIFIED CHEMICALS -- 2.1%
  9,200 Dow Chemical Company......................................       721,050
 10,100 du Pont (E.I.) de Nemours & Company.......................       953,188
                                                                     -----------
                                                                       1,674,238
                                                                     -----------
  INSURANCE -- 2.1%
 13,600 Alexander & Alexander Services, Inc.......................       236,300
  5,500 Hilb, Rogal and Hamilton Company..........................        72,875
  7,600 Lincoln National Corporation..............................       399,000
  3,800 Provident Companies, Inc. ................................       183,825
  6,400 Safeco Corporation........................................       252,400
 13,600 USF&G Corporation.........................................       283,900
 17,800 Willis Corroon Group Plc, ADR.............................       204,700
                                                                     -----------
                                                                       1,633,000
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  REAL ESTATE -- 1.9%
  7,800 Rouse Company.............................................   $   247,650
  2,200 Security Capital Pacific Trust............................        50,325
 31,332 Simon DeBartolo Group, Inc................................       971,292
  6,100 Weingarten Realty Inc.....................................       247,813
                                                                     -----------
                                                                       1,517,080
                                                                     -----------
  RETAIL -- 1.4%
  2,350 Fleming Companies Inc.....................................        40,538
    200 Hancock Fabrics Inc.......................................         2,075
  7,200 May Department Stores Company.............................       336,600
 15,100 Penney (J.C.) Company, Inc................................       736,125
                                                                     -----------
                                                                       1,115,338
                                                                     -----------
  METALS AND MINING -- 1.3%
  9,936 Newmont Mining Corporation................................       444,636
 10,100 Reynolds Metals Company...................................       569,387
                                                                     -----------
                                                                       1,014,023
                                                                     -----------
  MEDICAL SUPPLIES -- 1.2%
  6,400 Bard (C.R.), Inc. ........................................       179,200
 11,600 Bausch & Lomb Inc.........................................       411,800
  9,000 Baxter International Inc..................................       369,000
                                                                     -----------
                                                                         960,000
                                                                     -----------
  PRINTING AND PUBLISHING -- 1.1%
 13,700 Donnelley (R.R.) & Sons Company...........................       429,838
 12,100 Dow Jones & Company, Inc..................................       409,888
                                                                     -----------
                                                                         839,726
                                                                     -----------
  COSMETICS & TOILETRIES -- 0.9%
 16,300 International Flavors & Fragrances, Inc...................       733,500
                                                                     -----------
  ENERGY SERVICES -- 0.9%
  5,000 Duke Power Company........................................       232,500
 16,400 Witco Corporation.........................................       500,200
                                                                     -----------
                                                                         732,700
                                                                     -----------
  RAILROADS -- 0.9%
  2,909 Conrail Inc...............................................       289,809
  7,000 Union Pacific Corporation.................................       420,875
                                                                     -----------
                                                                         710,684
                                                                     -----------
  ELECTRONIC SYSTEMS -- 0.8%
  5,100 Eaton Corporation.........................................       355,725
  4,300 Honeywell, Inc............................................       282,725
                                                                     -----------
                                                                         638,450
                                                                     -----------
  AUTOMOTIVES -- 0.8%
  3,600 Ford Motor Company........................................       114,750
  5,000 General Motors Corporation................................       278,750
  5,100 Genuine Parts Company.....................................       227,588
                                                                     -----------
                                                                         621,088
                                                                     -----------
  LODGING -- 0.7%
 12,200 ITT Corporation+..........................................       529,175
                                                                     -----------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
  SHARES                                                             (NOTE 1)
  ------                                                             --------
 COMMON STOCK -- (CONTINUED)
  BUSINESS SERVICES -- 0.6%
  5,900    Deluxe Corporation....................................   $   193,225
  2,900    GATX Corporation......................................       140,650
  2,400    Pitney Bowes Inc......................................       130,800
                                                                    -----------
                                                                        464,675
                                                                    -----------
  BUILDING AND CONSTRUCTION -- 0.3%
  3,500    Armstrong World Industries Inc........................       243,250
                                                                    -----------
  CONGLOMERATES -- 0.2%
  81,000   Lonhro Ord............................................       172,697
                                                                    -----------
  TRANSPORTATION SERVICES -- 0.2%
  5,300    Alexander & Baldwin Inc...............................       132,500
                                                                    -----------
  GAS TRANSMISSION -- 0.1%
  5,000    TransCanada Pipeline Ltd. ............................        87,500
                                                                    -----------
           Total Common Stock
            (Cost $60,635,213)...................................    68,465,427
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------
 U.S. TREASURY OBLIGATIONS -- 2.6%
  U.S. TREASURY NOTES -- 1.9%
           U.S. Treasury Notes:
 $200,000  6.625% due 03/31/1997.................................       200,594
  100,000  7.250% due 02/15/1998.................................       101,641
  100,000  7.125% due 02/29/2000.................................       102,953
  300,000  6.500% due 05/31/2001.................................       303,282
  400,000  5.750% due 08/15/2003.................................       388,000
   50,000  7.500% due 02/15/2005.................................        53,477
  300,000  7.000% due 07/15/2006.................................       311,673
                                                                    -----------
                                                                      1,461,620
                                                                    -----------
  U.S. TREASURY BONDS -- 0.7%
           U.S. Treasury Bonds:
  180,000  5.625% due 02/15/2006.................................       170,325
  400,000  6.000% due 02/15/2026.................................       364,064
                                                                    -----------
                                                                        534,389
                                                                    -----------
           Total U.S. Treasury Obligations
            (Cost $1,964,454)....................................     1,996,009
                                                                    -----------
 CORPORATE BONDS -- 0.6%
  150,000  B.F. Saul Real Estate Investment Trust, Senior Note,
            11.625% due 04/01/2002...............................       162,000
  300,000  El Paso Electric Company, First Mortgage, 8.900% due
            02/01/2006...........................................       312,792
                                                                    -----------
           Total Corporate Bonds
            (Cost $458,623)......................................       474,792
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 0.4%
           FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.4%
            (Cost $302,421)
  303,000  FHLMC,
            5.270%## due 01/14/1997..............................       302,421
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 COMMERCIAL PAPER -- 12.2%
 $1,273,000 Abbott Laboratories,
             6.150%## due 01/03/1997.............................   $ 1,272,565
  2,110,000 Corporate Asset Funding Company, Inc.,
             5.450%## due 02/10/1997.............................     2,097,223
    750,000 Delaware Funding Corporation,
             5.700%## due 01/10/1997.............................       748,931
  2,040,000 Dillard Investment Company, Inc.,
             6.750%## due 01/02/1997.............................     2,039,618
  1,013,000 Island Finance Puerto Rico, Inc.,
             5.300%## due 01/09/1997.............................     1,011,807
  1,640,000 Preferred Receivables Funding Corporation,
             5.600%## due 01/16/1997.............................     1,636,173
    777,000 Sysco Corporation,
             5.800%## due 01/14/1997.............................       775,373
                                                                    -----------
            Total Commercial Paper
             (Cost $9,581,690)...................................     9,581,690
                                                                    -----------
   SHARES
   ------
 WARRANTS -- 0.0%# (Cost $1,662)
        185 Homestead Village, Inc., Warrants,
             Expire 10/29/1997+..................................         1,503
                                                                    -----------

TOTAL INVESTMENTS (COST $72,944,063*)....................... 103.3%  80,821,842
OTHER ASSETS AND LIABILITIES (NET)..........................  (3.3)  (2,570,986)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $78,250,856
                                                             =====  ===========

------------
*  Aggregate cost for federal tax purposes.
+  Non-income producing security.
#  Amount represents less than 0.1%.
## Rate represents annualized yield at date of purchase.

Abbreviations:
ADR  -- American Depositary Receipt
Ord. -- Ordinary

                 SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
                   FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY:
                           (CONTRACT AMOUNT $67,608)
                                                              CONTRACT   MARKET
                                                               VALUE     VALUE
                                                                DATE    (NOTE 1)
                                                             ---------- --------
 90,291 Swiss Francs......................................   01/07/1997 $67,478
                                                                        =======

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 92.7%
  JAPAN -- 20.2%
   2,200 Advantest................................................  $    103,152
  16,000 Alps Electric Company....................................       174,078
  37,000 Amada Company Ltd........................................       287,540
  56,000 Canon Inc................................................     1,237,890
  23,000 Citizen Watch Company....................................       164,839
  31,000 Dai Nippon Screen Manufacturing..........................       228,866
  33,000 Daichi Pharmaceutical Company............................       530,006
   6,000 Daifuku Company Ltd......................................        75,641
  50,000 Daiwa House Industry Company.............................       643,295
      48 DDI Corporation..........................................       317,486
  50,000 Denso Corporation........................................     1,204,559
     107 East Japan Railway Company...............................       481,366
   9,000 Fanuc Company Ltd. ......................................       288,317
  56,000 Hitachi Ltd. ............................................       522,235
  48,000 Hitachi Zosen Corporation................................       186,512
   4,000 Honda Motor Company Ltd..................................       114,325
  16,000 Inax.....................................................       118,539
  15,000 Ishihara Sangyo Kaisha+..................................        36,266
  14,000 Ito-Yokado Company.......................................       609,274
  17,000 Kao Corporation..........................................       198,169
  17,000 Kokuyo Company Ltd.......................................       419,826
  46,000 Komatsu Ltd..............................................       377,342
  14,000 Komori Corporation.......................................       297,384
  31,000 Kumagai Gumi.............................................        76,824
  35,000 Kuraray Company..........................................       323,374
  18,000 Kyocera Corporation......................................     1,122,182
  25,000 Makita Corporation.......................................       349,711
  33,000 Marui Company Ltd........................................       595,544
  48,000 Matsushita Electric Industrial Company...................       783,352
  23,000 Mitsubishi Corporation...................................       238,321
 156,000 Mitsubishi Heavy Industries Ltd..........................     1,239,271
  22,000 Mitsubishi Paper Mills Ltd...............................        86,055
  74,000 Mitsui Fudosan Company...................................       741,214
  15,000 Mitsui Petrochemical Industries..........................        77,714
  16,000 Murata Manufacturing Company.............................       531,906
   9,000 National House Industrial Company........................       119,679
  92,000 NEC Corporation..........................................     1,112,166
   9,000 Nippon Hodo..............................................       104,136
 232,000 Nippon Steel Corporation.................................       685,122
      49 Nippon Telegraph & Telephone Corporation.................       371,488
  47,000 Nomura Securities Company Ltd............................       706,157
  20,000 Pioneer Electronics Corporation..........................       381,660
   4,000 Sangetso Company Ltd.....................................        83,585
  35,000 Sankyo Company...........................................       991,279
   6,000 Sega Enterprises.........................................       202,055
  54,000 Sekisui Chemical Company Ltd.............................       545,549
  31,000 Sekisui House............................................       315,862
   4,620 Seven-Eleven Japan Company Ltd...........................       270,474
  40,000 Sharp Corporation........................................       569,899
  31,000 Shinetsu Chemicals Company Ltd...........................       564,804

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
  10,000 Shiseido Company Ltd....................................   $    115,707
  13,000 Sony Corporation........................................        851,999
  61,000 Sumitomo Corporation....................................        480,900
  71,000 Sumitomo Electric Industries Ltd........................        993,179
  20,000 Sumitomo Forestry Company Ltd...........................        243,502
  13,000 TDK Corporation.........................................        847,509
  96,000 Teijin..................................................        419,446
  17,000 Tokio Marine & Fire Insurance Company...................        160,003
   7,000 Tokyo Electron..........................................        214,576
  17,000 Tokyo Steel Manufacturing...............................        242,207
  29,000 Toppan Printing Company Ltd. ...........................        363,095
   6,000 Total Access Communications.............................         41,400
  17,000 UNY Company Ltd.........................................        311,199
   7,717 Yurtec Corporation......................................        104,617
                                                                    ------------
                                                                      27,195,629
                                                                    ------------
  UNITED KINGDOM -- 16.1%
  97,000 Abbey National Ord......................................      1,270,760
  55,733 Argos Ord. .............................................        733,477
 206,000 ASDA Group Plc..........................................        433,913
  44,000 British Gas Ord.........................................        169,161
  43,000 British Petroleum Company Ord...........................        515,830
  94,000 Cable & Wireless........................................        781,533
  58,768 Cadbury Schweppes Ord...................................        495,653
  36,000 Coats Viyella Ord.......................................         81,994
  33,000 Compass Group Ord. .....................................        348,964
  18,000 East Midlands Electricity Ord.+++.......................        205,140
  36,000 Electrocomponents Ord. .................................        284,823
   7,000 GKN Ord.................................................        119,995
  61,000 Glaxo Wellcome Ord......................................        990,304
 110,000 Grand Metropolitan Ord..................................        864,641
  80,000 Guinness Ord............................................        626,775
  11,000 Heywood Williams Group Corporation Ord. ................         44,739
  33,000 Hillsdown Holdings Ord..................................        113,025
  91,000 Kingfisher Ord..........................................        984,113
  52,000 Ladbroke Group Ord......................................        205,705
  28,000 Laing (John), Class A, Non-Voting Ord...................        134,020
  31,286 London Electricity Ord.+++..............................        364,593
 108,000 MB Caradon Plc..........................................        442,030
 178,000 National Westminster Bank Ord...........................      2,089,574
  64,000 Rank Group Plc..........................................        477,308
  74,000 Reed International Ord..................................      1,395,875
  29,518 Rolls Royce Ord.........................................        130,165
  43,000 RTZ Corporation Ord.....................................        689,615
  89,000 Safeway, Inc. ..........................................        615,746
  26,000 Sears Holdings Ord. ....................................         42,299
  65,000 Shell Transport & Trading Ord. .........................      1,125,925
  58,000 Smith (David S.) Holdings Ord...........................        311,880
 155,000 SmithKline Beecham Equity Units.........................      2,148,715
  68,000 T&N Plc Ord. ...........................................        202,040
  78,000 Tesco Ord. .............................................        473,523
 163,000 Tomkins Ord.............................................        749,484
  77,000 United Newspapers & Media Ord...........................        917,103
                                                                    ------------
                                                                      21,580,440
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  NETHERLANDS -- 10.1%
  10,720 ABN Amro Holdings N.V. .................................   $    697,458
   9,074 Ahold (Kon) N.V.........................................        567,256
     994 Akzo Nobel N.V..........................................        135,786
  10,567 CSM CVA.................................................        587,191
 153,756 Elsevier N.V. ..........................................      2,598,793
  12,825 Fortis Amev N.V. .......................................        449,128
   2,990 Hagemeyer...............................................        239,013
  34,310 International Nederlanden Groep N.V.....................      1,235,287
   4,254 Koninklijke PTT Nederland...............................        162,271
   1,900 Nutricia (Veringde Bedrijven)...........................        288,695
   2,500 Otra N.V. ..............................................         42,979
  14,945 Polygram N.V............................................        761,264
  12,550 Royal Dutch Petroleum Company...........................      2,200,391
   4,740 Unilever N.V............................................        838,472
  21,090 Wolters Kluwer..........................................      2,801,664
                                                                    ------------
                                                                      13,605,648
                                                                    ------------
  FRANCE -- 8.5%
   1,445 Accor...................................................        182,975
   2,690 Alcatel Alsthom Cie Generale D'Electric.................        216,092
   3,199 Assurances Generales de France..........................        103,273
   2,279 AXA Company+++..........................................        144,949
   1,460 Canal Plus..............................................        322,475
   1,945 Carrefour...............................................      1,265,553
     981 Castorama Dubois........................................        168,841
     845 Changeurs International S.A.+...........................         41,855
   4,040 Compagnie de Saint-Gobain...............................        571,525
   1,813 Credit Local de France..................................        157,941
  13,780 Eaux (Cie Generale des).................................      1,707,727
   1,630 GTM--Entrepose..........................................         75,398
   1,296 Guilbert SA+++..........................................        253,530
   1,210 Havas...................................................         84,888
   2,820 Lapeyre.................................................        161,966
   1,103 Legrand.................................................        187,926
     462 L'Oreal.................................................        173,990
   3,700 LVHM Moet Hennessey.....................................      1,033,304
     845 Pathe+..................................................        203,575
   2,496 Pinault Printemps Redoute...............................        990,029
   1,504 Primagaz................................................        177,112
     685 Rexel...................................................        207,936
   4,105 Sanofi SA...............................................        408,245
   4,720 Schneider...............................................        218,238
     750 Societe Generale Ord. ..................................         81,093
   4,450 Societe Nationale Elf Aquitaine.........................        405,076
   1,220 Sodexho.................................................        679,541
   3,290 Television Francaise....................................        314,511
  10,628 Total 'B' Shares........................................        864,414
                                                                    ------------
                                                                      11,403,978
                                                                    ------------
  HONG KONG -- 4.9%
 163,000 Cathay Pacific Airways..................................        257,108
  68,000 Dao Heng Bank Group.....................................        326,175

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 287,540 First Pacific Company Ltd. .............................   $    373,622
 274,000 Guangdong Investment Ltd. ..............................        263,921
 538,000 Guangzhou Investments Company Ltd. .....................        257,366
  85,000 Guoco Group.............................................        475,855
 316,285 Hong Kong Land Holdings Ord. ...........................        879,272
 607,000 Hopewell Holdings Ltd. .................................        392,398
 104,000 Hutchison Whampoa, Ltd. ................................        816,860
 147,908 New World Development Company...........................        999,185
  68,000 Swire Pacific Company, Class A..........................        648,393
 150,000 Wharf Holdings..........................................        748,594
 420,000 Yizheng Chemical Fibre..................................        102,088
                                                                    ------------
                                                                       6,540,837
                                                                    ------------
  SWITZERLAND -- 4.2%
   2,095 Adecco SA...............................................        525,902
     801 Brown Boveri & Cie AG, Class A..........................        996,388
   1,950 CS Holdings.............................................        200,317
     846 Nestle SA...............................................        908,257
   1,248 Novartis AG+............................................      1,429,273
     160 Roche Holdings AG Genuscheine...........................      1,244,976
   1,860 Schweizerischer Bankverein..............................        353,657
                                                                    ------------
                                                                       5,658,770
                                                                    ------------
  GERMANY -- 3.4%
     248 Allianz AG..............................................        451,246
      92 Altana..................................................         71,622
  23,865 Bayer AG................................................        973,923
   3,600 Bilfinger & Berger Bau AG...............................        132,177
     232 Buderus AG..............................................        114,579
   2,674 Deutsche Bank AG........................................        124,938
   2,042 Fielmann AG.............................................         63,694
  14,300 Gehe AG.................................................        915,327
   3,690 Hoechst AG..............................................        174,327
     700 Hornbach Baumarkt AG....................................         22,198
     566 Mannesmann AG...........................................        245,327
   1,294 Praktiker Bau und Heimwerker+...........................         25,899
   2,342 Rhoen Klinikum AG.......................................        245,029
     850 SAP AG..................................................        115,720
   1,305 Schering AG.............................................        110,160
  11,940 Veba AG.................................................        690,555
     264 Volkswagen AG...........................................        109,796
                                                                    ------------
                                                                       4,586,517
                                                                    ------------
  MALAYSIA -- 3.2%
 206,000 Affin Holdings Berhad...................................        566,898
  80,000 Berjaya Sports Toto Berhad..............................        399,129
  42,000 Commerce Asset Holdings Berhad Ord......................        315,977
 154,000 MBF Capital Berhad......................................        250,010
 248,000 Multi-Purpose Holdings Berhad+++........................        481,172
 266,000 Renong Berhad...........................................        471,859
  47,000 Resorts World Berhad....................................        214,017
 104,000 Tanjong.................................................        415,918
  84,000 Technology Resources Industries Ltd+....................        165,638
  64,000 Time Engineering Berhad.................................        118,598
  93,000 United Engineers (Malaysia) Berhad......................        839,596
                                                                    ------------
                                                                       4,238,812
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  SPAIN -- 2.6%
  3,702 Argentaria...............................................   $    165,674
  6,772 Banco de Santander Ord. .................................        433,471
  1,910 Banco Popular de Espanol.................................        375,159
  2,480 Centros Comerciales Continente, S.A. ....................         50,813
  5,056 Centros Comerciales Pryca................................        107,098
  9,169 Empresa Nacional de Electricidad (Endesa)................        652,583
    614 Fomento de Construcciones Y Contratas S.A................         57,226
  2,091 Gas Natural S.D.G., S.A. ................................        486,410
 29,786 Iberdrola S.A. ..........................................        422,155
 15,003 Repsol S.A. .............................................        575,505
    510 Repsol S.A., ADR.........................................         19,444
  1,635 Sociedad General de Aguas de Barcelona S.A. .............         68,007
     23 Sociedad General de Aguas de Barcelona S.A., New.........            951
  6,370 Telefonica de Espana Ord.................................        147,934
                                                                    ------------
                                                                       3,562,430
                                                                    ------------
  SWEDEN -- 2.6%
  2,170 Asea AB Free, Series A...................................        245,031
 27,090 Astra AB, Series B.......................................      1,306,997
 11,090 Atlas Copco AS, Series B.................................        269,966
  8,710 Electrolux Company AB, Series B..........................        505,805
  1,900 Esselte AB, Series B.....................................         42,073
  3,760 Hennes & Mauritz AB, Series 5............................        520,511
  2,480 Sandvik AB, Series A.....................................         66,917
 13,340 Sandvik AB, Series B.....................................        361,907
  3,330 Scribona AB Free, Series B...............................         37,357
  8,000 Stora Kopparbergs AB, Series B...........................        109,105
                                                                    ------------
                                                                       3,465,669
                                                                    ------------
  SINGAPORE -- 2.2%
 11,000 City Developments Ltd. ..................................         99,050
 59,000 D.B.S. Land Ord..........................................        217,144
 16,000 Development Bank of Singapore (F)........................        216,108
 18,000 Far East-Levingston Shipbuilding.........................         93,904
 22,400 Fraser & Neave Ord. .....................................        230,515
 11,000 Keppel Corporation Ord. .................................         85,686
 63,000 Overseas Union Bank (F)..................................        486,243
  5,000 Singapore International Airlines (F).....................         45,380
 60,000 Singapore Land...........................................        332,309
 25,000 Singapore Press Holdings (F).............................        493,104
 91,000 United Industrial Corporation............................         76,738
 55,600 United Overseas Bank (F).................................        619,853
                                                                    ------------
                                                                       2,996,034
                                                                    ------------
  ITALY -- 1.9%
 58,860 Banca Fideuram...........................................        129,399
 62,213 Ente Nazionale Idrocarburi...............................        319,267
 11,114 Finanziaria Autogrill S.p.A.+............................         10,770
    925 Gucci Group N.V. ........................................         59,084
 24,870 IMI S.p.A. Ord. .........................................        213,125
  4,140 Industrie Natuzzi S.p.A. ................................         95,220

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
     28,000 Istituto Nazionale delle Assicurazion................   $     36,472
     34,740 Italgas S.p.A........................................        145,074
     10,960 Mediolanum S.p.A.+...................................        103,748
      8,000 Rinascente Ord. .....................................         46,407
     16,077 Sasib di Risp Ord. ..................................         30,151
     89,000 S.T.E.T. Societa' Finanziaria Telefonica S.p.A.......        404,812
     45,000 S.T.E.T. di Risp.....................................        152,027
     47,990 Telecom Italia Mobile di Risp S.p.A. ................         68,489
    185,353 Telecom Italia Mobile S.p.A..........................        468,575
     83,173 Telecom Italia S.p.A.................................        216,020
      4,560 Unichem (Union-Cem-March Emil) S.p.A.................         29,759
                                                                    ------------
                                                                       2,528,399
                                                                    ------------
  BRAZIL -- 1.7%
      3,410 Brazil Fund, Inc. ...................................         75,872
      6,086 Cemig Companhia, ADR.................................        205,402
      6,030 CIA Brasil Dist Pao Acuar, GDR.......................        103,264
  3,719,511 Companhia Energetica de Minas Gerais.................        126,716
  2,280,000 Companhia Siderugica Nacional........................         64,729
     16,612 Telebras, ADR........................................      1,270,818
        547 Telebras, ADR++......................................         41,846
  2,000,000 Telec Brasileiras-Telebras...........................        143,393
     55,559 Telec de Sao Paulo S.A. .............................         12,010
     21,660 Usinas Siderurgicas de Minas Gerais S.A. ............        221,582
 41,460,000 White Martins S.A....................................         59,850
                                                                    ------------
                                                                       2,325,482
                                                                    ------------
  AUSTRALIA -- 1.7%
     21,000 Australia and New Zealand Banking Group Ltd..........        132,366
     41,330 Australian Gas Light Company.........................        235,214
     17,597 Broken Hill Property Company Ord. ...................        250,647
      1,455 Coca Cola Amatil Ltd.................................         15,555
     20,500 Commonwealth Instalment Receipt Trustee Ltd..........        127,585
      6,265 Lend Lease Corporation Ord. .........................        121,505
     11,418 National Australia Bank Ltd. ........................        134,319
     44,000 National Mutual Holdings Ltd. .......................         65,750
     23,000 Publishing & Broadcasting Ltd........................        111,883
     10,430 Smith (Howard) Ltd...................................         85,804
     71,000 Sydney Harbour Casino+...............................        109,483
     33,000 Tabcorp Holdings Ltd. ...............................        157,380
     46,219 The News Corporation Ord.............................        243,935
     17,000 Western Mining Corporation Holdings Ltd..............        107,154
     29,000 Westpac Banking Corporation..........................        165,043
     25,000 Woodside Petroleum Ltd...............................        182,617
                                                                    ------------
                                                                       2,246,240
                                                                    ------------
  NORWAY -- 1.6%
      2,170 Bergesen DY AS, Class A..............................         53,142
     19,830 Norsk Hydro AS.......................................      1,077,091

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- (CONTINUED)
  NORWAY -- (CONTINUED)
  12,750 Orkla Booregaard AS.....................................   $    894,688
   4,670 Saga Petroleum, Series B................................         73,311
                                                                    ------------
                                                                       2,098,232
                                                                    ------------
  MEXICO -- 1.5%
  16,590 Cementos Mexicanos S.A., Series B.......................         64,699
  49,110 Cemex S.A...............................................        175,928
  27,310 Cemex S.A. de C.V.......................................        194,720
   3,930 Cesp, ADR++.............................................         44,684
 166,346 Cifra S.A. de CV, Class E, ADR..........................        201,279
  18,790 Cifra S.A. de CV, NPV, Class C..........................         22,915
  18,169 Fomento Economico Mexicana, Series B....................         62,317
  33,023 Gruma S.A. de CV, Series B..............................        201,360
   2,960 Gruma S.A. de CV, Series B, ADR++.......................         71,602
  47,166 Grupo Financiero Banamex, Series B......................         99,581
   1,942 Grupo Financiero Banamex, Series L+.....................          3,690
  84,790 Grupo Industrial Maseca S.A., Class B...................        107,280
  18,986 Grupo Modelo S.A. de CV, Series C.......................        110,221
   1,885 Grupo Telivisa S.A., GDR+...............................         48,303
   6,403 Kimberly-Clark de Mexico, Class A.......................        126,401
  14,364 Telefonos de Mexico S.A., ADR...........................        474,012
                                                                    ------------
                                                                       2,008,992
                                                                    ------------
  ARGENTINA -- 1.1%
   5,274 Banco de Galicia -- Buenos Aires........................        127,894
   4,858 Banco Frances, ADR......................................        133,595
  11,480 Comercial del Plata S.A.+...............................         29,394
   1,080 Comercial del Plata S.A., ADR...........................         27,659
   1,140 Enron Global Power & Pipelines..........................         30,780
  32,468 Perez Companc (Naviera).................................        228,290
   6,950 Telecom Argentina.......................................         28,639
     850 Telecom Argentina Stet S.A., ADR........................         34,319
  24,000 Telefonica de Argentina S.A., ADR.......................        621,000
   2,630 Transportadora de Gas, ADR..............................         32,218
   5,371 Y.P.F Sociedad Anonima..................................        135,618
                                                                    ------------
                                                                       1,429,406
                                                                    ------------
  BELGIUM -- 1.0%
     698 Credit Communal de Belgique S.A.+.......................         63,690
     880 Generale de Banque Ord..................................        315,499
      80 Generale de Banque S.A..................................             45
   2,200 Kredietbank International NV............................        721,141
      72 U.B.C...................................................        187,673
                                                                    ------------
                                                                       1,288,048
                                                                    ------------
  KOREA -- 0.7%
  13,600 Korea Electric Power Corporation........................        278,800
  28,652 Korea Fund..............................................        429,780
   1,900 Pohang Iron & Steel, ADR................................         38,475
   1,073 Samsung Electronics Company, GDR........................         44,401
   1,300 Samsung Electronics Company, GDR+.......................         53,794
     679 Samsung Electronics Company, GDR New++..................         28,097

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
   1,236 Samsung Electronics Company, GDR 1/2 NV++...............   $     22,804
   3,991 Samsung Electronics Company, Non-Voting, GDR++..........         73,634
                                                                    ------------
                                                                         969,785
                                                                    ------------
  NEW ZEALAND -- 0.6%
  36,909 Air New Zealand Ltd., Class B, Ord.+++..................        100,197
  26,700 Carter Holt Harvey Ord..................................         60,591
  15,000 Fernz Corporation Ord...................................         51,431
  27,000 Fletcher Challenge (Building Division)..................         83,031
   7,000 Fletcher Challenge (Energy Division)....................         20,289
  98,015 Fletcher Challenge (Forest Division)....................        164,221
  10,000 Fletcher Challenge Ord. ................................         20,572
  67,000 Telecom Corporation of New Zealand......................        341,980
                                                                    ------------
                                                                         842,312
                                                                    ------------
  CHINA -- 0.5%
  20,100 Huaneng Power International, ADS+.......................        452,250
 548,000 Shanghai Petrochemical, Class H.........................        166,501
                                                                    ------------
                                                                         618,751
                                                                    ------------
  CHILE -- 0.5%
     718 AFP Provida, ADR........................................         13,462
   1,910 Chilectra S.A...........................................         98,572
   2,515 Chilgener S.A., ADS.....................................         52,501
   2,241 Compania Cervecerias, ADR...............................         36,136
   1,005 Compania de Telefonos de Chile..........................        101,631
   6,066 Empresa Nacional Electricidad Chile, ADR................         94,023
   3,701 Enersis S.A., ADR.......................................        102,703
   5,460 The Chile Fund..........................................        113,977
                                                                    ------------
                                                                         613,005
                                                                    ------------
  PORTUGAL -- 0.4%
   6,030 Estabelec Jeronimo Martins & Filho......................        311,009
   4,020 Estabelec Jeronimo Martins & Filho Interim Receipts.....        193,079
   1,005 Estabelec Jeronimo Martins & Filho Equity Units.........         56,923
                                                                    ------------
                                                                         561,011
                                                                    ------------
  THAILAND -- 0.3%
   7,300 Advanced Information Services (F).......................         62,052
  17,300 Bangkok Bank Public Company Ltd. (F)....................        167,293
   1,500 Siam Cement Public Company Ltd. (F).....................         47,025
  13,600 Siam Commercial Bank Public Company Ord. (F)............         98,635
  13,600 Thai Farmers Bank Public Company (F)....................         84,848
                                                                    ------------
                                                                         459,853
                                                                    ------------
  CANADA -- 0.3%
   9,090 Alcan Aluminum..........................................        306,971
   3,040 Royal Bank of Canada....................................        106,768
                                                                    ------------
                                                                         413,739
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                            --------
 COMMON STOCK -- (CONTINUED)
  PANAMA -- 0.2%
       1,349 Banco Latinoamericano de Exportaciones, S.A.,
              Series E..........................................   $     68,462
       5,500 Panamerican Beverages Inc., Class A................        257,813
                                                                   ------------
                                                                        326,275
                                                                   ------------
  DENMARK -- 0.2%
       2,080 Den Danske Bank....................................        167,721
         650 Tele Danmark AS, Series B..........................         35,861
       1,950 UniDanmark AS, Series A............................        100,963
                                                                   ------------
                                                                        304,545
                                                                   ------------
  FINLAND -- 0.2%
       4,960 Nokia AB, Class A..................................        287,896
                                                                   ------------
  PHILIPPINES -- 0.1%
      15,500 Philippine National Bank+..........................        184,173
                                                                   ------------
  AUSTRIA -- 0.1%
         336 EVN Energie-Versorgung Niederoesterreich AG........         50,578
         630 Flughafen Wein AG..................................         32,115
                                                                   ------------
                                                                         82,693
                                                                   ------------
  VENEZUELA -- 0.1%
       2,740 Compania Anonima Nacional Telefonos de Venezuela,
              ADR+..............................................         77,063
                                                                   ------------
  INDONESIA -- 0.0%#
      29,000 PT Telekomunikasi Indonesia (F)....................         50,032
                                                                   ------------
  PERU -- 0.0%#
       2,097 Telefonica del Peru S.A., ADR......................         39,581
                                                                   ------------
  RUSSIA -- 0.0%#
       1,990 Gazprom, ADR+......................................         35,124
                                                                   ------------
             Total Common Stock
              (Cost $103,779,546)...............................    124,625,401
                                                                   ------------
 PREFERRED STOCK -- 1.9%
  BRAZIL -- 1.6%
  34,920,147 Banco Bradesco S.A.................................        253,054
     369,000 Brahma-Companhia Cervejaria........................        201,705
     270,000 Brasmotor S.A......................................         74,964
     240,000 Companhia Cimento Portland Itau....................         84,297
     199,060 Coteminas PN.......................................         63,526
     500,000 Electrobras B......................................        179,001
     150,000 Itaubanco PN.......................................         64,960
   2,620,000 Lojas Americanas NPV...............................         34,543
     986,328 Petroleo Brasiliero-Petrobras......................        157,095
   3,371,640 Telebras...........................................        259,582
     577,000 Telec de Minas Gerais S.A. ........................         71,355
     543,000 Telecom Do Rio de Janeiro S.A......................         68,712
   1,296,430 Telecomunicacoes de Sao Paulo......................        280,721
   5,612,000 Unibanco-Uniao de Bancos Brasileir.................        183,088
 141,370,000 Usiminas PN........................................        144,213
                                                                   ------------
                                                                      2,120,816
                                                                   ------------

                                                                       VALUE
  SHARES                                                              (NOTE 1)
  ------                                                              --------
  GERMANY -- 0.3%
    1,820  Hornbach AG...........................................   $    130,097
      279  Krones AG.............................................        101,168
      883  SAP AG Vorzug.........................................        123,368
                                                                    ------------
                                                                         354,633
                                                                    ------------
           Total Preferred Stock
            (Cost $2,154,633)....................................      2,475,449
                                                                    ------------
 WARRANTS -- 0.2%
       79  Primagaz, Warrants, Expire 06/30/1998+................          1,964
   23,625  Renong Berhad, Warrants, Expire 11/21/2000+...........         11,600
      400  Rinascente S.p.A., Warrants, Expire 12/31/1999+.......            176
   10,800  United Overseas Bank, Warrants, Expire 06/17/1997+....         38,128
      780  Veba AG, Warrants, Expire 04/06/1998+.................        250,902
                                                                    ------------
           Total Warrants
            (Cost $151,495)......................................        302,770
                                                                    ------------
 RIGHTS -- 0.1%
    6,030  Estabelec Jeronimo Martins Bonus Rights...............        101,621
  248,000  Multi-Purpose Holdings Berhad Rights..................              0
                                                                    ------------
           Total Rights
            (Cost $0)............................................        101,621
                                                                    ------------
 PRINCIPAL
  AMOUNT
 ---------
 CORPORATE BONDS -- 0.0%#
  $ 7,000  Kredietbank International NV, Convertible Bond,
            5.750% due 11/30/2003................................         22,945
   37,800  Renong Berhad, Convertible Bond,
            4.000% due 05/21/2001................................         15,866
                                                                    ------------
           Total Corporate Bonds
            (Cost $33,361).......................................         38,811
                                                                    ------------

TOTAL INVESTMENTS
 (COST $106,119,035*)......................................  94.9%  127,544,052
OTHER ASSETS AND LIABILITIES (NET).........................   5.1     6,891,195
                                                            -----  ------------
NET ASSETS................................................. 100.0% $134,435,247
                                                            =====  ============

------------
*   Aggregate cost for federal tax purposes was $106,492,342.
+   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++ The Adviser has deemed these securities to be illiquid. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investments.
#   Amount represents less than 0.1%.

Abbreviations:
ADR -- American Depositary Receipt
ADS -- American Depositary Shares
(F) -- Foreign or Alien Shares
GDR -- Global Depositary Receipt
Ord.-- Ordinary


                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1996

At December 31, 1996, sector diversification of the Portfolio was as follows:

                                                           % OF       VALUE
SECTOR DIVERSIFICATION                                  NET ASSETS   (NOTE 1)
----------------------                                  ----------   --------
COMMON STOCK:
Banking................................................     9.4%   $ 12,613,117
Utilities..............................................     8.8      11,846,606
Media..................................................     7.4       9,978,634
Retail Trade...........................................     7.0       9,369,561
Health and Personal Care...............................     6.9       9,332,292
Energy.................................................     6.2       8,307,466
Electronics and Instruments............................     4.7       6,274,568
Chemicals..............................................     3.5       4,764,661
Construction and Building Materials....................     3.4       4,570,223
Real Estate............................................     3.3       4,380,102
Household Products.....................................     3.2       4,258,174
Food and Grocery Products..............................     3.0       4,097,753
Diversified Industrial Manufacturing...................     2.8       3,714,592
Metals and Mining......................................     2.7       3,599,681
Entertainment and Leisure..............................     2.6       3,484,968
Machinery and Engineering Services.....................     2.5       3,419,760
Beverage and Tobacco...................................     2.4       3,237,277
Financial Institutions.................................     2.2       2,928,833
Diversified Holding Companies..........................     2.0       2,631,758
Electrical Equipment...................................     1.7       2,254,723
Business Services......................................     1.5       2,113,395
Heavy Engineering......................................     1.1       1,519,687
Transport and Storage..................................     0.8       1,054,994
Wholesale Trade........................................     0.7         958,234
Computers and Communications...........................     0.7         908,146
Insurance..............................................     0.6         816,744
Investment Trusts......................................     0.5         619,629
Automotive.............................................     0.4         546,156
Textiles...............................................     0.3         452,958
Forestry and Paper Products............................     0.3         440,544
Aerospace and Defense..................................     0.1         130,165
                                                          -----    ------------
TOTAL COMMON STOCK.....................................    92.7     124,625,401
TOTAL PREFERRED STOCK..................................     1.9       2,475,449
TOTAL WARRANTS.........................................     0.2         302,770
TOTAL RIGHTS...........................................     0.1         101,621
TOTAL CORPORATE BONDS..................................     0.0#         38,811
                                                          -----    ------------
TOTAL INVESTMENTS......................................    94.9     127,544,052
OTHER ASSETS AND LIABILITIES (NET).....................     5.1       6,891,195
                                                          -----    ------------
NET ASSETS.............................................   100.0%   $134,435,247
                                                          =====    ============

------------
# Amount represents less than 0.1%.

                 SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
                  FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL:
                             (CONTRACT AMOUNT $115)

                                                            CONTRACT     MARKET
                                                              VALUE      VALUE
                                                              DATE      (NOTE 1)
                                                            --------    --------
 163 New Zealand Dollar.................................    01/03/1997    $115
                                                                          ====

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1996

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                               --------
 COMMON STOCK -- 75.3%
  TECHNOLOGY -- 21.9%
 119,200 Cisco Systems Inc+......................................   $  7,584,100
 104,700 Computer Sciences Corporation+..........................      8,598,487
 101,500 Electronic Data Systems Corporation.....................      4,389,875
  37,400 Hewlett-Packard Company.................................      1,879,350
 106,300 Intel Corporation.......................................     13,918,656
 112,600 Microsoft Corporation+..................................      9,303,575
 132,600 Xerox Corporation.......................................      6,978,075
                                                                    ------------
                                                                      52,652,118
                                                                    ------------
  FINANCIAL SERVICES -- 10.8%
  79,800 Associates First Capital Corporation....................      3,521,175
  67,600 Citicorp................................................      6,962,800
  83,800 First Data Corporation..................................      3,058,700
 139,200 Green Tree Financial Corporation........................      5,376,600
  87,000 Merrill Lynch & Company, Inc............................      7,090,500
                                                                    ------------
                                                                      26,009,775
                                                                    ------------
  CONSUMER DURABLES -- 8.0%
  89,800 American Standard Companies Inc+........................      3,434,850
 222,000 Chrysler Corporation....................................      7,326,000
  84,426 Ford Motor Company......................................      2,691,079
 113,600 Lear Seating Corporation+...............................      3,876,600
  32,900 Magna International Inc., Class A.......................      1,834,175
                                                                    ------------
                                                                      19,162,704
                                                                    ------------
  TRANSPORTATION -- 7.6%
  52,800 AMR Corporation+........................................      4,653,000
  61,727 Burlington Northern Santa Fe Corporation................      5,331,670
  63,200 Delta Air Lines, Inc. ..................................      4,479,300
  60,400 UAL Corporation+........................................      3,775,000
                                                                    ------------
                                                                      18,238,970
                                                                    ------------
  HEALTH CARE -- 6.9%
 116,000 Amgen, Inc.+............................................      6,307,500
 121,800 Columbia/HCA Healthcare Corporation.....................      4,963,350
  47,600 Johnson & Johnson Company...............................      2,368,100
  38,100 Warner-Lambert Company..................................      2,857,500
                                                                    ------------
                                                                      16,496,450
                                                                    ------------
  BASIC INDUSTRIES -- 5.2%
  55,000 Boeing Company..........................................      5,850,625
 101,200 United Technologies Corporation.........................      6,679,200
                                                                    ------------
                                                                      12,529,825
                                                                    ------------
  CAPITAL GOODS -- 3.1%
  50,700 Caterpillar Inc.........................................      3,815,175
  55,600 Honeywell Inc. .........................................      3,655,700
                                                                    ------------
                                                                       7,470,875
                                                                    ------------
  TELECOMMUNICATIONS -- 3.0%
  37,600 Ascend Communications, Inc+.............................      2,335,900
  40,000 Cascade Communications Corporation+.....................      2,205,000
 134,406 Westinghouse Electric Corporation.......................      2,671,319
                                                                    ------------
                                                                       7,212,219
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
  CONSUMER NON-DURABLES -- 2.2%
     12,600 Philip Morris Companies, Inc. .......................   $  1,430,100
     35,900 Procter & Gamble Company.............................      3,859,250
                                                                    ------------
                                                                       5,289,350
                                                                    ------------
  PAPER AND PAPER PRODUCTS -- 2.1%
     52,600 Kimberly-Clark Corporation...........................      5,010,150
                                                                    ------------
  COMMERCIAL SERVICES -- 1.5%
    116,000 Corrections Corporation of America+..................      3,552,500
                                                                    ------------
  RETAIL -- 1.4%
     67,866 Home Depot Inc.......................................      3,401,783
                                                                    ------------
  INSURANCE -- 1.0%
     22,900 Marsh & McLennan Companies, Inc......................      2,381,600
                                                                    ------------
  ENTERTAINMENT -- 0.6%
     65,200 Mirage Resorts, Inc.+................................      1,409,950
                                                                    ------------
            Total Common Stock
             (Cost $114,957,151).................................    180,818,269
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ---------
 U.S. TREASURY OBLIGATIONS -- 11.5%
  U.S. TREASURY NOTES -- 10.0%
            U.S. Treasury Notes:
 $  425,000 7.500% due 01/31/1997................................        425,663
  2,655,000 5.000% due 01/31/1998................................      2,636,335
  1,380,000 5.125% due 03/31/1998................................      1,370,726
  2,385,000 5.625% due 11/30/1998................................      2,374,196
  1,000,000 6.375% due 05/15/1999................................      1,008,590
    845,000 6.000% due 08/15/1999................................        844,865
    185,000 5.875% due 11/15/1999................................        184,277
  4,225,000 6.625% due 06/30/2001................................      4,292,980
  4,745,000 6.375% due 08/15/2002................................      4,776,127
  1,320,000 7.875% due 11/15/2004................................      1,440,450
  4,875,000 5.875% due 11/15/2005................................      4,700,573
                                                                    ------------
                                                                      24,054,782
                                                                    ------------
  U.S. TREASURY BOND -- 1.5%
            U.S. Treasury Bond,
  3,385,000 7.500% due 11/15/2024................................      3,702,344
                                                                    ------------
            Total U.S. Treasury Obligations
             (Cost $27,527,106)..................................     27,757,126
                                                                    ------------
 MORTGAGE-BACKED SECURITIES -- 7.4%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
   (FHLMC) -- 4.5%
            FHLMC:
  2,242,503 7.500% due 06/01/2011................................      2,274,727
  3,509,362 7.500% due 08/01/2011................................      3,559,792
  2,723,998 7.000% due 08/01/2025................................      2,681,449
  2,162,439 8.000% due 06/01/2026................................      2,204,326
                                                                    ------------
                                                                      10,720,294
                                                                    ------------

                       See Notes to Financial Statements.

                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 MORTGAGE-BACKED SECURITIES -- (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.9%
            GNMA:
 $3,905,039 7.000% due 05/15/2026...............................   $  3,819,596
  2,703,407 8.000% due 08/15/2026...............................      2,757,475
    490,477 8.000% due 10/15/2026...............................        500,286
                                                                   ------------
                                                                      7,077,357
                                                                   ------------
            Total Mortgage-Backed Securities
             (Cost $17,596,719).................................     17,797,651
                                                                   ------------
 CORPORATE BONDS -- 3.7%
    500,000 Associates Corporation of North America, Senior
             Note,
             6.000% due 06/15/2000..............................        492,960
    500,000 Chase Manhattan Corporation, Subordinate Note,
             6.500% due 08/01/2005..............................        480,885
    500,000 Comdisco Inc., Note,
             6.375% due 11/30/2001..............................        491,950
    500,000 Disney (Walt) Company, Global Bond,
             6.750% due 03/30/2006..............................        495,135
    300,000 First Chicago NBD, Subordinate Note,
             6.125% due 02/15/2006..............................        281,322
    175,000 First Interstate Bancorp, Subordinate Capital Note,
             8.625% due 04/01/1999..............................        183,446
    500,000 Fleet Financial Group, Inc., Subordinate Note,
             7.125% due 04/15/2006..............................        499,350
    250,000 Florida Power & Light Company,
             First Mortgage Bond,
             7.050% due 12/01/2026..............................        236,155
    500,000 Ford Motor Company, Note,
             7.250% due 10/01/2008..............................        504,160
    500,000 General American Transportation, Note,
             6.750% due 03/01/2006..............................        485,950
    500,000 General Motors Corporation, Debenture, 8.100% due
             06/15/2024.........................................        510,365
    500,000 Lockheed Martin Corporation, Guaranteed Debenture,
             7.250% due 05/15/2006..............................        508,685
            May Department Stores Company:
     15,000 Debenture,
            9.750% due 02/15/2021...............................         18,168
    500,000 Guaranteed Debenture,
            7.450% due 09/15/2011...............................        510,135
    500,000 Mead Corporation, Debenture,
             7.125% due 08/01/2025..............................        462,990
    500,000 NationsBank Corporation, Subordinate Note,
             7.500% due 09/15/2006..............................        513,705
    500,000 Norwest Corporation, Medium Term Note,
             6.125% due 10/15/2000..............................        494,920
    500,000 Praxair Inc., Debenture,
             8.700% due 07/15/2022..............................        525,810
    500,000 Texas Utilities Electric Company,
             First Mortgage Bond,
             7.875% due 03/01/2023..............................        501,680

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 $  250,000 Union Electric Company, First Mortgage Bond,
             6.750% due 05/01/2008..............................   $    245,670
    500,000 Wells Fargo & Company, Subordinate Note, 6.875% due
             04/01/2006.........................................        491,665
                                                                   ------------
            Total Corporate Bonds
             (Cost $8,936,195)..................................      8,935,106
                                                                   ------------
 ASSET-BACKED SECURITIES -- 0.4%
    201,003 EQCC Home Equity Loan Trust, Class A-1, Tranche 93-
             3,
             5.150% due 09/15/2008..............................        193,214
    573,189 General Electric Capital Corporation, Series 1995-
             HE1,
             7.500% due 09/25/2011..............................        580,354
     92,386 UCFC Home Equity Loan, Class A-1, Tranche 93-B1,
             6.075% due 08/25/2014..............................         89,817
                                                                   ------------
            Total Asset-Backed Securities
             (Cost $866,230)....................................        863,385
                                                                   ------------
 COMMERCIAL PAPER -- 1.5%
  2,000,000 BP America, Inc.,
             6.500%# due 01/02/1997.............................      1,999,639
  1,500,000 Chevron Oil Finance Company,
             6.100%# due 01/03/1997.............................      1,499,492
                                                                   ------------
            Total Commercial Paper
             (Cost $3,499,131)..................................      3,499,131
                                                                   ------------

TOTAL INVESTMENTS (COST $173,382,532*).....................  99.8%  239,670,668
OTHER ASSETS AND LIABILITIES (NET).........................   0.2       538,959
                                                            -----  ------------
NET ASSETS................................................. 100.0% $240,209,627
                                                            =====  ============

------------
* Aggregate cost for federal tax purposes was $173,406,269.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             ENDEAVOR SERIES TRUST

                           TCW MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1996

 PRINCIPAL                                                              VALUE
   AMOUNT                                                              (NOTE 1)
 ---------                                                             --------
 COMMERCIAL PAPER -- 75.0%
 $1,500,000 Abbott Laboratories Company,
             5.250%# due 01/16/1997 ...............................   $1,496,719
  1,500,000 American Express Credit Corporation,
             5.310%# due 01/09/1997 ...............................    1,498,230
  1,500,000 American General Finance Corporation,
             5.500%# due 01/22/1997................................    1,495,188
  1,000,000 BellSouth Telecommunications Inc.,
             5.350%# due 01/14/1997 ...............................      998,068
  1,500,000 Beneficial Corporation,
             5.750%# due 01/13/1997 ...............................    1,497,125
  2,000,000 BP America Inc.,
             6.500%# due 01/02/1997 ...............................    1,999,639
  1,500,000 Chevron Oil Finance Company,
             6.100%# due 01/03/1997 ...............................    1,499,492
  1,500,000 Ciesco L.P.,
             5.375%# due 01/08/1997 ...............................    1,498,432
  1,000,000 CIT Group Holdings, Inc.,
             5.460%# due 01/10/1997 ...............................      998,635
  1,000,000 Dean Witter Discover and Company,
             5.310%# due 01/29/1997 ...............................      995,870
  1,000,000 Deere and Company,
             5.310%# due 01/24/1997 ...............................      996,608
  1,000,000 duPont (E.I.) de Nemours and Company,
             5.260%# due 01/21/1997................................      997,078
  1,600,000 Merrill Lynch & Company, Inc.,
             5.600%# due 01/10/1997 ...............................    1,597,760
  1,135,000 Pitney-Bowes Credit Corporation,
             5.320%# due 04/08/1997 ...............................    1,118,731
  1,400,000 Prudential Funding Corporation,
             5.380%# due 01/07/1997 ...............................    1,398,745
  1,067,000 SAFECO Credit Company Inc.,
             5.320%# due 02/04/1997 ...............................    1,061,639
  1,630,000 Schering Corporation,
             5.280%# due 04/08/1997 ...............................    1,606,811
  1,300,000 SmithKline Beecham Corporation,
             5.280%# due 01/06/1997 ...............................    1,299,047
  1,240,000 Southern California Gas Company,
             5.500%# due 01/10/1997 ...............................    1,238,295
  1,000,000 Toyota Motor Credit Corporation,
             5.310%# due 02/07/1997 ...............................      994,543
  1,400,000 Transamerica Finance Corporation,
             5.300%# due 01/02/1997 ...............................    1,399,794
  1,500,000 United Parcel Service of America, Inc.,
             5.850%# due 01/09/1997 ...............................    1,498,050
  2,000,000 USAA Capital Corporation,
             5.500%# due 01/27/1997 ...............................    1,992,056
                                                                      ----------
            Total Commercial Paper
             (Cost $31,176,555)....................................   31,176,555
                                                                      ----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                           --------
 CORPORATE FIXED INCOME SECURITIES -- 20.4%
            Associates Corporation of North America, Notes:
 $1,000,000 6.875% due 01/15/1997 ...............................   $ 1,000,428
    500,000 5.875% due 08/15/1997 ...............................       499,320
    500,000 CIT Group Holdings, Inc., Note,
             8.750% due 07/01/1997 ..............................       507,078
  1,145,000 Ford Motor Credit Corporation, Note,
             8.000% due 12/01/1997 ..............................     1,168,391
  1,000,000 General Electric Cap Corporation, Medium Term Note,
             5.200% due 01/17/1997 ..............................     1,000,046
    500,000 International Lease Finance Corporation, Medium Term
             Note,
             5.550% due 05/05/1997 ..............................       499,976
            Norwest Financial Inc., Notes:
  1,000,000 6.250% due 02/15/1997 ...............................     1,000,513
    500,000 6.500% due 11/15/1997 ...............................       503,794
  1,000,000 Shell Oil Company, Note,
             6.000% due 01/15/1997 ..............................     1,000,086
  1,279,000 Wal-Mart Stores Inc., Note,
             5.500% due 09/15/1997 ..............................     1,277,604
                                                                    -----------
            Total Corporate Fixed Income Securities
             (Cost $8,457,236)...................................     8,457,236
                                                                    -----------
 U.S. GOVERNMENT AGENCY SECURITIES -- 3.2%
    850,000 Federal Home Loan Mortgage Corporation (FHLMC),
             5.640% due 08/28/1997...............................       848,370
    500,000 Federal Home Loan Bank (FHLB),
             5.840% due 07/24/1997 ..............................       500,260
                                                                    -----------
            Total U.S. Government Agency Bonds
             (Cost $1,348,630)...................................     1,348,630
                                                                    -----------

TOTAL INVESTMENTS (COST $40,982,421*).......................  98.6%  40,982,421
OTHER ASSETS AND LIABILITIES (NET)..........................   1.4      562,851
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $41,545,272
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes.
# Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

 STATEMENTS OF ASSETS AND LIABILITIES
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996


                                             DREYFUS                 T. ROWE     T. ROWE      T. ROWE         TCW
                                              U.S.       DREYFUS      PRICE       PRICE       PRICE         MANAGED
                  OPPORTUNITY    VALUE     GOVERNMENT   SMALL CAP    GROWTH      EQUITY    INTERNATIONAL     ASSET
                     VALUE       EQUITY    SECURITIES     VALUE       STOCK      INCOME        STOCK       ALLOCATION
                   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                  ----------- ------------ ----------- ----------- ----------- ----------- -------------  ------------
ASSETS:
Investments, at
 value (Note 1)
 See
 accompanying
 schedule.......   $342,714   $129,792,152 $25,038,879 $86,802,931 $61,101,303 $80,821,842 $127,544,052   $239,670,668
Cash............    208,285          2,171         724         366         653         327    6,226,940        137,066
Foreign currency
 (Cost $2,946,
 $27 and
 $518,710
 respectively)..      --           --          --          --            2,968          27      517,554        --
Receivable for
 investment
 securities
 sold...........      --           --        1,015,743   1,576,796     --          --           252,970        --
Receivable for
 Portfolio
 shares sold....    158,203        --            5,266         509       1,756     249,327      --             --
Receivable from
 investment
 manager (Note
 2).............      2,802        --          --          --          --          --           --             --
Unamortized
 organization
 costs (Note
 5).............     25,373          4,178      10,307       4,178       7,288       7,288      --             --
Dividends and/or
 interest
 receivable.....         36         93,270     378,070      46,095      68,913     229,023      163,736        799,384
Prepaid
 expenses.......      --               584         107         418         200         418        8,153          8,181
                   --------   ------------ ----------- ----------- ----------- ----------- ------------   ------------
Total Assets....    737,413    129,892,355  26,449,096  88,431,293  61,183,081  81,308,252  134,713,405    240,615,299
                   --------   ------------ ----------- ----------- ----------- ----------- ------------   ------------
LIABILITIES:
Payable for
 investment
 securities
 purchased......      7,681      1,748,674   1,693,105   2,496,583   1,361,102   2,962,646       45,723        --
Payable for
 Portfolio
 shares
 redeemed.......        138         93,499       6,777      56,621      23,327      16,266       56,235        174,911
Unrealized
 depreciation on
 forward foreign
 exchange
 contracts......      --           --          --          --          --              130      --             --
Transfer agent
 fees payable...        131            188         188         188         188         188          188            188
Investment
 management fee
 payable (Note
 2).............        171         84,175      13,337      56,755      38,850      49,818       98,655        153,144
Custodian fees
 payable (Note
 2).............        438          4,878       2,774      10,870       6,404       4,392       32,704          9,418
Accrued
 Trustees' fees
 and expenses
 (Note 2).......        110            584         118         401         254         306          655          1,232
Organization
 costs payable
 (Note 5).......     26,000        --          --          --          --          --           --             --
Accrued
 dividends
 payable........      --           --          --          --          --          --           --             --
Accrued expenses
 and other
 payables.......      1,619         33,062       5,595       6,427      20,563      23,650       43,998         66,779
                   --------   ------------ ----------- ----------- ----------- ----------- ------------   ------------
Total
 Liabilities....     36,288      1,965,060   1,721,894   2,627,845   1,450,688   3,057,396      278,158        405,672
                   --------   ------------ ----------- ----------- ----------- ----------- ------------   ------------
NET ASSETS......   $701,125   $127,927,295 $24,727,202 $85,803,448 $59,732,393 $78,250,856 $134,435,247   $240,209,627
                   ========   ============ =========== =========== =========== =========== ============   ============
Investments, at
 Identified
 Cost...........   $342,554   $103,442,444 $24,867,658 $80,218,831 $52,066,286 $72,944,063 $106,119,035   $173,382,532
                   ========   ============ =========== =========== =========== =========== ============   ============
NET ASSETS
 CONSIST OF:
Undistributed
 net investment
 income.........   $    292   $  1,243,970 $ 1,061,012 $   634,795 $   237,483 $ 1,329,442 $    734,537   $  3,467,344
Accumulated net
 realized
 gain/(loss) on
 investments
 sold, forward
 foreign
 exchange
 contracts and
 foreign
 currency
 transactions...      --         4,558,885   (279,318)  11,031,711     430,691   1,918,047   (2,628,933)    (6,577,899)
Net unrealized
 appreciation of
 investments,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets.........        160     26,349,689     171,221   6,584,100   9,035,261   7,877,022   21,427,274     66,288,136
Paid-in
 capital........    700,673     95,774,751  23,774,287  67,552,842  50,028,958  67,126,345  114,902,369    177,032,046
                   --------   ------------ ----------- ----------- ----------- ----------- ------------   ------------
Total Net
 Assets.........   $701,125   $127,927,295 $24,727,202 $85,803,448 $59,732,393 $78,250,856 $134,435,247   $240,209,627
                   ========   ============ =========== =========== =========== =========== ============   ============
NET ASSET VALUE,
 offering price
 and redemption
 price per share
 of beneficial
 interest
 outstanding....   $  10.06   $      17.21 $     11.23 $     14.69 $     16.29 $     15.49 $      13.95   $      18.84
                   ========   ============ =========== =========== =========== =========== ============   ============
Number of
 Portfolio
 shares
 outstanding....     69,713      7,433,805   2,201,546   5,838,975   3,667,172   5,053,104    9,639,260     12,747,254
                   ========   ============ =========== =========== =========== =========== ============   ============
                      TCW
                     MONEY
                    MARKET
                   PORTFOLIO
                  ------------
ASSETS:
Investments, at
 value (Note 1)
 See
 accompanying
 schedule.......  $40,982,421
Cash............       11,434
Foreign currency
 (Cost $2,946,
 $27 and
 $518,710
 respectively)..      --
Receivable for
 investment
 securities
 sold...........      --
Receivable for
 Portfolio
 shares sold....      376,907
Receivable from
 investment
 manager (Note
 2).............      --
Unamortized
 organization
 costs (Note
 5).............      --
Dividends and/or
 interest
 receivable.....      199,401
Prepaid
 expenses.......        6,820
                  ------------
Total Assets....   41,576,983
                  ------------
LIABILITIES:
Payable for
 investment
 securities
 purchased......      --
Payable for
 Portfolio
 shares
 redeemed.......          932
Unrealized
 depreciation on
 forward foreign
 exchange
 contracts......      --
Transfer agent
 fees payable...          188
Investment
 management fee
 payable (Note
 2).............       17,234
Custodian fees
 payable (Note
 2).............        2,748
Accrued
 Trustees' fees
 and expenses
 (Note 2).......          200
Organization
 costs payable
 (Note 5).......      --
Accrued
 dividends
 payable........           34
Accrued expenses
 and other
 payables.......       10,375
                  ------------
Total
 Liabilities....       31,711
                  ------------
NET ASSETS......  $41,545,272
                  ============
Investments, at
 Identified
 Cost...........  $40,982,421
                  ============
NET ASSETS
 CONSIST OF:
Undistributed
 net investment
 income.........  $      --
Accumulated net
 realized
 gain/(loss) on
 investments
 sold, forward
 foreign
 exchange
 contracts and
 foreign
 currency
 transactions...         (978)
Net unrealized
 appreciation of
 investments,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets.........      --
Paid-in
 capital........   41,546,250
                  ------------
Total Net
 Assets.........  $41,545,272
                  ============
NET ASSET VALUE,
 offering price
 and redemption
 price per share
 of beneficial
 interest
 outstanding....  $      1.00
                  ============
Number of
 Portfolio
 shares
 outstanding....   41,546,250
                  ============

                       See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS
                             ENDEAVOR SERIES TRUST

                       FOR YEAR ENDED DECEMBER 31, 1996*


                                                        DREYFUS                 T. ROWE     T. ROWE       T. ROWE        TCW
                                                          U.S.       DREYFUS     PRICE       PRICE         PRICE       MANAGED
                              OPPORTUNITY    VALUE     GOVERNMENT   SMALL CAP    GROWTH      EQUITY    INTERNATIONAL    ASSET
                                 VALUE      EQUITY     SECURITIES     VALUE      STOCK       INCOME        STOCK     ALLOCATION
                               PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO
                              ----------- -----------  ----------  ----------- ----------  ----------  ------------- -----------
INVESTMENT
 INCOME:
Dividends (Net
 of foreign
 witholding
 taxes of $0,
 $1,081, $0,
 $483, $24,408,
 $15,954,
 $309,640,
 $5,713, and $0
 respectively)..                $    36   $ 1,200,032  $--         $   625,496 $  556,890  $1,343,937   $ 2,103,294  $ 1,790,500
Interest (Net of
 foreign
 witholding
 taxes of $53
 for the T. Rowe
 Price
 International
 Stock
 Portfolio).....                     15       918,413  1,220,625       626,900    133,658     437,183        47,407    3,536,545
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
Total Investment
 Income.........                     51     2,118,445  1,220,625     1,252,396    690,548   1,781,120     2,150,701    5,327,045
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
EXPENSES:
Investment
 management fee
 (Note 2).......                    197       768,579    122,058       535,895    313,398     369,356     1,015,179    1,639,338
Custodian fees
 (Note 2).......                    437        27,747     10,179        38,832     37,348      27,874       194,437       52,016
Transfer agent
 fees...........                    131         1,125      1,125         1,125      1,125       1,125         1,125        1,125
Legal and audit
 fees...........                  1,000        34,041      6,580        20,634     14,240      17,252        38,755       75,200
Amortization of
 organization
 costs (Note
 5).............                    627         3,133      4,357         3,133      2,422       2,422         3,438        3,438
Trustees' fees
 and expenses
 (Note 2).......                    110         5,143      1,011         3,642      2,027       2,330         6,219       12,154
Other...........                    619        34,637      9,099        14,426     24,253      24,897        73,038       79,271
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
 Subtotal.......                  3,121       874,405    154,409       617,687    394,813     445,256     1,332,191    1,862,542
Waiver/reimbursement
 from investment
 manager (Note
 2).............                 (2,802)      --           --          --          --          --           --           --
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
 Total
  expenses......                    319       874,405    154,409       617,687    394,813     445,256     1,332,191    1,862,542
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
NET INVESTMENT
 INCOME/(LOSS)..                   (268)    1,244,040  1,066,216       634,709    295,735   1,335,864       818,510    3,464,503
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
REALIZED AND
 UNREALIZED
 GAIN/ (LOSS) ON
 INVESTMENTS
 (NOTES 1 AND
 3):
Net realized
 gain/(loss) on:
 Securities.....                  --        4,558,885   (284,458)   11,050,747    435,624   1,918,050     1,811,265    2,436,120
 Forward foreign
  exchange
  contracts.....                  --               15      --          --         (64,099)    (13,773)      (59,401)     --
 Foreign
  currencies and
  net other
  assets........                  --              (70)     --          --           3,510       5,012        63,735           61
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
Net realized
 gain/(loss) on
 investments
 during the
 year...........                  --        4,558,830   (284,458)   11,050,747    375,035   1,909,289     1,815,599    2,436,181
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities.....                    160    14,300,371   (151,333)    4,486,377  7,202,799   5,691,461    13,308,804   30,117,285
 Forward foreign
  exchange
  contracts.....                  --          --           --          --          --            (130)         (422)     --
 Foreign
  currencies and
  net other
  assets........                  --               (9)     --          --           1,267        (498)       (2,763)     --
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
Net unrealized
 appreciation/(depreciation)
 of investments
 during the
 year...........                    160    14,300,362   (151,333)    4,486,377  7,204,066   5,690,833    13,305,619   30,117,285
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
Net realized and
 unrealized
 gain/(loss) on
 investments
 during the
 year...........                    160    18,859,192   (435,791)   15,537,124  7,579,101   7,600,122    15,121,218   32,553,466
                                -------   -----------  ---------   ----------- ----------  ----------   -----------  -----------
NET
 INCREASE/(DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS.....                $  (108)  $20,103,232  $ 630,425   $16,171,833 $7,874,836  $8,935,986   $15,939,728  $36,017,969
                                =======   ===========  =========   =========== ==========  ==========   ===========  ===========
                                 TCW
                                MONEY
                                MARKET
                              PORTFOLIO
                              -----------
INVESTMENT
 INCOME:
Dividends (Net
 of foreign
 witholding
 taxes of $0,
 $1,081, $0,
 $483, $24,408,
 $15,954,
 $309,640,
 $5,713, and $0
 respectively)..              $--
Interest (Net of
 foreign
 witholding
 taxes of $53
 for the T. Rowe
 Price
 International
 Stock
 Portfolio).....               1,787,472
                              -----------
Total Investment
 Income.........               1,787,472
                              -----------
EXPENSES:
Investment
 management fee
 (Note 2).......                 165,212
Custodian fees
 (Note 2).......                  15,291
Transfer agent
 fees...........                   1,125
Legal and audit
 fees...........                   9,669
Amortization of
 organization
 costs (Note
 5).............                   3,438
Trustees' fees
 and expenses
 (Note 2).......                   1,830
Other...........                   1,585
                              -----------
 Subtotal.......                 198,150
Waiver/reimbursement
 from investment
 manager (Note
 2).............                  --
                              -----------
 Total
  expenses......                 198,150
                              -----------
NET INVESTMENT
 INCOME/(LOSS)..               1,589,322
                              -----------
REALIZED AND
 UNREALIZED
 GAIN/ (LOSS) ON
 INVESTMENTS
 (NOTES 1 AND
 3):
Net realized
 gain/(loss) on:
 Securities.....                    (763)
 Forward foreign
  exchange
  contracts.....                  --
 Foreign
  currencies and
  net other
  assets........                  --
                              -----------
Net realized
 gain/(loss) on
 investments
 during the
 year...........                    (763)
                              -----------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities.....                  --
 Forward foreign
  exchange
  contracts.....                  --
 Foreign
  currencies and
  net other
  assets........                  --
                              -----------
Net unrealized
 appreciation/(depreciation)
 of investments
 during the
 year...........                  --
                              -----------
Net realized and
 unrealized
 gain/(loss) on
 investments
 during the
 year...........                    (763)
                              -----------
NET
 INCREASE/(DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS.....              $1,588,559
                              ===========

------------
* The Opportunity Value Portfolio commenced operations on November 18, 1996.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                             ENDEAVOR SERIES TRUST

                         YEAR ENDED DECEMBER 31, 1996*


                                                  DREYFUS                   T. ROWE      T. ROWE       T. ROWE         TCW
                                                   U.S.        DREYFUS       PRICE        PRICE         PRICE        MANAGED
                      OPPORTUNITY    VALUE      GOVERNMENT    SMALL CAP     GROWTH       EQUITY     INTERNATIONAL     ASSET
                         VALUE       EQUITY     SECURITIES      VALUE        STOCK       INCOME         STOCK       ALLOCATION
                       PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                      ----------- ------------  -----------  -----------  -----------  -----------  -------------  ------------
Net investment
 income/(loss)..       $   (268)  $  1,244,040  $ 1,066,216  $   634,709  $   295,735  $ 1,335,864  $    818,510   $  3,464,503
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year...........          --         4,558,830    (284,458)   11,050,747      375,035    1,909,289     1,815,599      2,436,181
Net unrealized
 appreciation/
 (depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year.......            160     14,300,362     (151,333)   4,486,377    7,204,066    5,690,833    13,305,619     30,117,285
                       --------   ------------  -----------  -----------  -----------  -----------  ------------   ------------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.....           (108)    20,103,232      630,425   16,171,833    7,874,836    8,935,986    15,939,728     36,017,969
Distributions to
 shareholders
 from net
 investment
 income.........          --          (773,280)    (365,881)    (669,363)     (34,313)    (286,763)     (773,317)   (3,944,143)
Distributions
 from net
 realized
 gains..........          --        (1,416,509)   (202,125)   (2,256,693)    (589,782)    (123,166)         (284)       --
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4).......        701,233     41,383,418   11,946,615   19,960,841   30,830,367   47,814,305    26,917,266      9,260,111
                       --------   ------------  -----------  -----------  -----------  -----------  ------------   ------------
Net increase in
 net assets.....        701,125     59,296,861   12,009,034   33,206,618   38,081,108   56,340,362    42,083,393     41,333,937
NET ASSETS:
Beginning of
 year...........          --        68,630,434   12,718,168   52,596,830   21,651,285   21,910,494    92,351,854    198,875,690
                       --------   ------------  -----------  -----------  -----------  -----------  ------------   ------------
End of year.....       $701,125   $127,927,295  $24,727,202  $85,803,448  $59,732,393  $78,250,856  $134,435,247   $240,209,627
                       ========   ============  ===========  ===========  ===========  ===========  ============   ============
Undistributed
 net investment
 income.........       $    292   $  1,243,970  $ 1,061,012  $   634,795  $   237,483  $ 1,329,442  $    734,537   $  3,467,344
                       ========   ============  ===========  ===========  ===========  ===========  ============   ============
                          TCW
                         MONEY
                        MARKET
                       PORTFOLIO
                      ------------
Net investment
 income/(loss)..      $ 1,589,322
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign
 currency
 transactions
 during the
 year...........             (763)
Net unrealized
 appreciation/
 (depreciation)
 of securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets during
 the year.......          --
                      ------------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.....        1,588,559
Distributions to
 shareholders
 from net
 investment
 income.........       (1,589,322)
Distributions
 from net
 realized
 gains..........          --
Net increase in
 net assets from
 Portfolio share
 transactions
 (Note 4).......       13,994,868
                      ------------
Net increase in
 net assets.....       13,994,105
NET ASSETS:
Beginning of
 year...........       27,551,167
                      ------------
End of year.....      $41,545,272
                      ============
Undistributed
 net investment
 income.........      $--
                      ============

------------
* The Opportunity Value Portfolio commenced operations on November 18, 1996.

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                             ENDEAVOR SERIES TRUST

                         YEAR ENDED DECEMBER 31, 1995*

                                     DREYFUS                                                               TCW
                                      U.S.        DREYFUS    T. ROWE PRICE T. ROWE PRICE T. ROWE PRICE   MANAGED         TCW
                         VALUE     GOVERNMENT    SMALL CAP      GROWTH        EQUITY     INTERNATIONAL    ASSET         MONEY
                        EQUITY     SECURITIES      VALUE         STOCK        INCOME         STOCK      ALLOCATION     MARKET
                       PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO#    PORTFOLIO     PORTFOLIO
                      -----------  -----------  -----------  ------------- ------------- ------------- ------------  -----------
Net investment
 income..........     $   772,167  $   365,364  $   662,266   $    65,407   $   286,172   $   687,861  $  3,921,872  $ 1,261,809
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign currency
 transactions
 during the
 year............       1,415,693      210,680    2,255,743       551,432       121,433    (4,184,971)   (4,595,305)          18
Net unrealized
 appreciation of
 securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other assets
 during the
 year............      11,560,772      374,777    2,796,456     1,831,195     2,186,189    11,930,185    38,153,355      --
                      -----------  -----------  -----------   -----------   -----------   -----------  ------------  -----------
Net increase in
 net assets
 resulting from
 operations......      13,748,632      950,821    5,714,465     2,448,034     2,593,794     8,433,075    37,479,922    1,261,827
Distributions to
 shareholders
 from net
 investment
 income..........        (311,416)     (51,383)    (330,888)      --            --            --         (3,105,304)  (1,263,251)
Distributions
 from net
 realized gains..        (141,867)     --          (596,287)      --            --         (1,955,766)      --           --
Net
 increase/(decrease)
 in net assets
 from Portfolio
 share
 transactions
 (Note 4)........      22,558,607    8,313,442   11,843,218    19,203,251    19,316,700     1,772,335    (7,948,127)   6,787,031
                      -----------  -----------  -----------   -----------   -----------   -----------  ------------  -----------
Net increase in
 net assets......      35,853,956    9,212,880   16,630,508    21,651,285    21,910,494     8,249,644    26,426,491    6,785,607
NET ASSETS:
Beginning of
 year............      32,776,478    3,505,288   35,966,322       --            --         84,102,210   172,449,199   20,765,560
                      -----------  -----------  -----------   -----------   -----------   -----------  ------------  -----------
End of year......     $68,630,434  $12,718,168  $52,596,830   $21,651,285   $21,910,494   $92,351,854  $198,875,690  $27,551,167
                      ===========  ===========  ===========   ===========   ===========   ===========  ============  ===========
Undistributed net
 investment
 income..........     $   773,265  $   365,879  $   669,355   $    34,311   $   286,763   $   685,010  $  3,944,143  $--
                      ===========  ===========  ===========   ===========   ===========   ===========  ============  ===========

------------
* The T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio commenced operations on January 3, 1995.
# In 1995, the Portfolio's investment objective changed to one of an international basis from one of a global basis. Effective March 24, 1995, the Portfolio's name changed from Global Growth Portfolio to T. Rowe Price International Stock Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                          OPPORTUNITY VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                     PERIOD
                                                                      ENDED
                                                                    12/31/96*
                                                                    ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period...............................  $ 10.00
                                                                     -------
Net investment loss#...............................................    (0.00)##
Net realized and unrealized gain on investments....................     0.06
                                                                     -------
Net increase in net assets resulting from investment operations....     0.06
                                                                     -------
Net asset value, end of period.....................................  $ 10.06
                                                                     =======
Total return++.....................................................     0.60%
                                                                     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................  $   701
Ratio of net investment loss to average net assets.................    (1.09)%+
Ratio of operating expenses to average net assets**................     1.30%+
Portfolio turnover rate............................................        0%
Average commission rate (per share of security)(a).................  $0.0600

------------
*   The Portfolio commenced operations on November 18, 1996.
** Annualized operating expense ratio before waiver/reimbursement of fees by investment manager for the period ended December 31, 1996 was 12.69%.
+   Annualized.
++  Total return represents aggregate total return for the period indicated.
# Net investment loss before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1996 was ($0.04).
##  Amount represents greater than $(0.01) per share.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                             VALUE EQUITY PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                      YEAR       YEAR      YEAR       PERIOD
                                      ENDED     ENDED     ENDED       ENDED
                                   12/31/96+++ 12/31/95  12/31/94  12/31/93*+++
                                   ----------- --------  --------  ------------
OPERATING PERFORMANCE:
Net asset value, beginning of
 year............................   $  14.23   $ 10.69   $ 10.28     $ 10.00
                                    --------   -------   -------     -------
Net investment income#...........       0.20      0.15      0.09        0.05
Net realized and unrealized gain
 on investments..................       3.15      3.52      0.33        0.23
                                    --------   -------   -------     -------
Net increase in net assets
 resulting from investment
 operations......................       3.35      3.67      0.42        0.28
                                    --------   -------   -------     -------
Distributions:
Dividends from net investment
 income..........................      (0.13)    (0.09)    (0.01)       --
Distributions from net realized
 gains...........................      (0.24)    (0.04)     --          --
                                    --------   -------   -------     -------
Total distributions..............      (0.37)    (0.13)    (0.01)       --
                                    --------   -------   -------     -------
Net asset value, end of year.....   $  17.21   $ 14.23   $ 10.69     $ 10.28
                                    ========   =======   =======     =======
Total return++...................      23.84%    34.59%     4.09%       2.80%
                                    ========   =======   =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)..........................   $127,927   $68,630   $32,776     $11,178
Ratio of net investment income to
 average net assets..............       1.29%     1.56%     1.31%       0.84%+
Ratio of operating expenses to
 average net assets**............       0.91%     0.86%     1.02%       1.30%+
Portfolio turnover rate..........         27%       28%       56%          1%
Average commission rate (per
 share of security)(a)...........   $ 0.0569      --        --          --

------------
*   The Portfolio commenced operations on May 27, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.00.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.


                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR       YEAR       PERIOD
                                               ENDED     ENDED       ENDED
                                            12/31/96+++ 12/31/95  12/31/94*+++
                                            ----------- --------  ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.........   $ 11.39   $  9.96      $10.00
                                              -------   -------      ------
Net investment income#.....................      0.62      0.30        0.24
Net realized and unrealized gain/(loss) on
 investments...............................     (0.44)     1.25       (0.28)
                                              -------   -------      ------
Net increase/(decrease) in net assets
 resulting from investment operations......      0.18      1.55       (0.04)
                                              -------   -------      ------
Distributions:
Dividends from net investment income.......     (0.22)    (0.12)       --
Distributions from net realized gains......     (0.12)     --          --
                                              -------   -------      ------
Total distributions........................     (0.34)    (0.12)       --
                                              -------   -------      ------
Net asset value, end of year...............   $ 11.23   $ 11.39      $ 9.96
                                              =======   =======      ======
Total return++.............................      1.81%    15.64%      (0.40)%
                                              =======   =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's).........   $24,727   $12,718      $3,505
Ratio of net investment income to average
 net assets................................      5.68%     5.58%       4.14%+
Ratio of operating expenses to average net
 assets**..................................      0.82%     0.84%       0.78%+
Portfolio turnover rate....................       222%      161%        100%

------------
*   The Portfolio commenced operations on May 13, 1994.
** Annualized operating expense ratio before waiver of fees and reimbursement of expenses by investment manager for the period ended December 31, 1994 was 1.83%.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                       DREYFUS SMALL CAP VALUE PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                     YEAR        YEAR       YEAR        PERIOD
                                     ENDED      ENDED       ENDED       ENDED
                                 12/31/96+++## 12/31/95  12/31/94+++ 12/31/93*+++
                                 ------------- --------  ----------- ------------
OPERATING PERFORMANCE:
Net asset value, beginning of
 year..........................     $ 12.22    $ 10.98     $ 11.18     $ 10.00
                                    -------    -------     -------     -------
Net investment income#.........        0.12       0.15        0.10        0.22
Net realized and unrealized
 gain/(loss) on investments....        2.95       1.36       (0.30)       0.96
                                    -------    -------     -------     -------
Net increase/(decrease) in net
 assets resulting from
 investment operations.........        3.07       1.51       (0.20)       1.18
                                    -------    -------     -------     -------
Distributions:
Dividends from net investment
 income........................       (0.14)     (0.10)      --           --
Distributions from net realized
 gains.........................       (0.46)     (0.17)      --           --
                                    -------    -------     -------     -------
Total distributions............       (0.60)     (0.27)      --           --
                                    -------    -------     -------     -------
Net asset value, end of year...     $ 14.69    $ 12.22     $ 10.98     $ 11.18
                                    =======    =======     =======     =======
Total return++.................       25.63%     14.05%      (1.79)%     11.80%
                                    =======    =======     =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)........................     $85,803    $52,597     $35,966     $12,699
Ratio of net investment income
 to average net assets.........        0.95%      1.56%       0.89%       3.98%+
Ratio of operating expenses to
 average net assets**..........        0.92%      0.87%       1.03%       1.30%+
Portfolio turnover rate........         171%        75%         77%         41%
Average commission rate (per
 share of security)(a).........     $0.0539       --         --           --

------------
*   The Portfolio commenced operations on May 4, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.18.
## The Dreyfus Corporation became the Portfolio's Adviser effective September 16, 1996.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         YEAR         YEAR
                                                         ENDED       ENDED
                                                      12/31/96+++ 12/31/95*+++
                                                      ----------- ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...................   $ 13.72     $ 10.00
                                                        -------     -------
Net investment income................................      0.11        0.08
Net realized and unrealized gain on investments......      2.71        3.64
                                                        -------     -------
Net increase in net assets resulting from investment
 operations..........................................      2.82        3.72
                                                        -------     -------
Distributions:
Dividends from net investment income.................     (0.01)       --
Distributions from net realized gains................     (0.24)       --
                                                        -------     -------
Total distributions..................................     (0.25)       --
                                                        -------     -------
Net asset value, end of year.........................   $ 16.29     $ 13.72
                                                        =======     =======
Total return++.......................................     20.77%      37.20%
                                                        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................   $59,732     $21,651
Ratio of net investment income to average net
 assets..............................................      0.75%       0.69%+
Ratio of operating expenses to average net assets....      1.01%       1.26%+
Portfolio turnover rate..............................        44%         64%
Average commission rate (per share of security)(a)...   $0.0385        --

------------
*   The Portfolio commenced operations on January 3, 1995.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         YEAR         YEAR
                                                         ENDED       ENDED
                                                      12/31/96+++ 12/31/95*+++
                                                      ----------- ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...................   $ 13.05     $ 10.00
                                                        -------     -------
Net investment income................................      0.41        0.34
Net realized and unrealized gain on investments......      2.17        2.71
                                                        -------     -------
Net increase in net assets resulting from investment
 operations..........................................      2.58        3.05
                                                        -------     -------
Distributions:
Dividends from net investment income.................     (0.10)       --
Distributions from net realized gains................     (0.04)       --
                                                        -------     -------
Total distributions..................................     (0.14)       --
                                                        -------     -------
Net asset value, end of year.........................   $ 15.49     $ 13.05
                                                        =======     =======
Total return++.......................................     19.88%      30.50%
                                                        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................   $78,251     $21,910
Ratio of net investment income to average net
 assets..............................................      2.89%       3.24%+
Ratio of operating expenses to average net assets....      0.96%       1.15%+
Portfolio turnover rate..............................        19%         16%
Average commission rate (per share of security)(a)...   $0.0396        --

------------
*   The Portfolio commenced operations on January 3, 1995.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                             YEAR           YEAR      YEAR        YEAR        YEAR       PERIOD
                             ENDED         ENDED     ENDED        ENDED       ENDED       ENDED
                          12/31/96+++    12/31/95## 12/31/94   12/31/93+++ 12/31/92+++  12/31/91*
                          -----------    ---------- --------   ----------- -----------  ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of year......   $  12.19       $ 11.31   $ 11.99      $ 10.12     $10.52      $10.00
                           --------       -------   -------      -------     ------      ------
Net investment
 income/(loss)#.........       0.09          0.09     (0.02)       (0.04)      0.00***     0.06
Net realized and
 unrealized gain/(loss)
 on investments.........       1.76          1.06     (0.66)        1.91      (0.38)       0.46
                           --------       -------   -------      -------     ------      ------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............       1.85          1.15     (0.68)        1.87      (0.38)       0.52
                           --------       -------   -------      -------     ------      ------
Distributions:
Dividends from net
 investment income......      (0.09)         --        --          --         (0.02)       --
Distributions from net
 realized gains.........      (0.00)***     (0.27)     --          --          --          --
                           --------       -------   -------      -------     ------      ------
Total distributions.....      (0.09)        (0.27)     --          --         (0.02)       --
                           --------       -------   -------      -------     ------      ------
Net asset value, end of
 year...................   $  13.95       $ 12.19   $ 11.31      $ 11.99     $10.12      $10.52
                           ========       =======   =======      =======     ======      ======
Total return++..........      15.23%        10.37%    (5.67)%      18.48%     (3.61)%      5.20%
                           ========       =======   =======      =======     ======      ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............   $134,435       $92,352   $84,102      $52,777     $6,305      $3,200
Ratio of net investment
 income/(loss) to
 average net assets.....       0.73%         0.81%    (0.16)%      (0.31)%     0.01%       3.18%+
Ratio of operating
 expenses to average net
 assets**...............       1.18%         1.15%     1.16%        1.52%      1.43%       0.00%+
Portfolio turnover
 rate...................         11%          111%       88%          37%        34%          0%
Average commission rate
 (per share of
 security)(a)...........   $ 0.0024          --        --          --          --          --

------------
* Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.
*** Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment loss before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 was $(0.07) and $(0.07), respectively.
## Rowe Price-Fleming International, Inc. became the Portfolio's Adviser effective January 3, 1995.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                     TCW MANAGED ASSET ALLOCATION PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                            YEAR      YEAR       YEAR        YEAR        YEAR      PERIOD
                           ENDED     ENDED       ENDED       ENDED       ENDED      ENDED
                          12/31/96  12/31/95  12/31/94+++ 12/31/93+++ 12/31/92+++ 12/31/91*
                          --------  --------  ----------- ----------- ----------- ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of year......  $  16.28  $  13.48   $  14.30     $ 12.31     $ 11.37    $10.00
                          --------  --------   --------     -------     -------    ------
Net investment income#..      0.27      0.33       0.28        0.23        0.24      0.10
Net realized and
 unrealized gain/ (loss)
 on investments.........      2.61      2.72      (1.03)       1.84        0.77      1.27
                          --------  --------   --------     -------     -------    ------
Net increase/ (decrease)
 in net assets resulting
 from investment
 operations.............      2.88      3.05      (0.75)       2.07        1.01      1.37
                          --------  --------   --------     -------     -------    ------
Distributions:
Dividends from net
 investment income......     (0.32)    (0.25)     (0.07)      (0.08)      (0.07)     --
                          --------  --------   --------     -------     -------    ------
Net asset value, end of
 year...................  $  18.84  $  16.28   $  13.48     $ 14.30     $ 12.31    $11.37
                          ========  ========   ========     =======     =======    ======
Total return++..........     17.82%    22.91%    (5.28)%      16.79%       9.01%    13.70%
                          ========  ========   ========     =======     =======    ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $240,210  $198,876   $172,449     $96,657     $14,055    $4,247
Ratio of net investment
 income to average net
 assets.................      1.59%     2.12%      2.03%       1.71%       2.11%     4.54%+
Ratio of operating
 expenses to average net
 assets**...............      0.85%     0.84%      0.90%       1.12%       1.18%     0.00%+
Portfolio turnover
 rate...................        58%       93%        67%         67%         50%       61%
Average commission rate
 (per share of
 security)(a)...........  $ 0.0041     --         --          --          --         --

------------
*   The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 was $0.18 and $(0.01), respectively.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                             ENDEAVOR SERIES TRUST

                           TCW MONEY MARKET PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                            YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                           ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                          12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91*
                          --------  --------  --------  --------  --------  ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of year......  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          --------  --------  --------  --------  --------  --------
Net investment income#..    0.0479    0.0540    0.0337    0.0218    0.0287    0.0377
                          --------  --------  --------  --------  --------  --------
Distributions:
Dividends from net
 investment income......   (0.0479)  (0.0540)  (0.0336)  (0.0218)  (0.0287)  (0.0377)
Distributions from net
 realized gains.........     --        --      (0.0001)    --        --        --
                          --------  --------  --------  --------  --------  --------
Total distributions.....   (0.0479)  (0.0540)  (0.0337)  (0.0218)  (0.0287)  (0.0377)
                          --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          ========  ========  ========  ========  ========  ========
Total return++..........      4.91%     5.54%     3.41%     2.19%     2.90%     3.84%
                          ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $ 41,545  $ 27,551  $ 20,766  $ 12,836  $  4,527  $  1,907
Ratio of net investment
 income to average net
 assets.................      4.81%     5.37%     3.58%     2.19%     2.84%     5.02%+
Ratio of operating
 expenses to average net
 assets**...............      0.60%     0.60%     0.85%     0.99%     0.91%     0.00%+

------------
*  The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993 and December 31, 1992, and the period ended December 31, 1991 were 1.23%, 2.37% and 8.48%, respectively.
+  Annualized.
++ Total return represents aggregate total return for the periods indicated.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 was $0.0195, $0.0140 and $(0.0259), respectively.

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Endeavor Series Trust (the "Fund") was organized as a "Massachusetts business trust" on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers nine managed investment portfolios: Opportunity Value Portfolio, Value Equity Portfolio (formerly Quest for Value Equity Portfolio), Dreyfus U.S. Government Securities Portfolio (formerly U.S. Government Securities Portfolio), Dreyfus Small Cap Value Portfolio (formerly Value Small Cap Portfolio), T. Rowe Price Growth Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, TCW Managed Asset Allocation Portfolio (formerly Managed Asset Allocation Portfolio) and TCW Money Market Portfolio (formerly Money Market Portfolio) (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

OPPORTUNITY VALUE PORTFOLIO, VALUE EQUITY PORTFOLIO, DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO, DREYFUS SMALL CAP VALUE PORTFOLIO, T. ROWE PRICE GROWTH STOCK PORTFOLIO, T. ROWE PRICE EQUITY INCOME PORTFOLIO, T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO AND TCW MANAGED ASSET ALLOCATION PORTFOLIO:

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees. Portfolio securities for which the primary market is on a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, these investments are stated at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

TCW MONEY MARKET PORTFOLIO: The TCW Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Portfolio identifies the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

FORWARD FOREIGN CURRENCY CONTRACTS:

The Opportunity Value Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price Growth Stock Portfolio, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price International Stock Portfolio may engage in forward foreign currency exchange contracts. Each Portfolio engages in forward foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Portfolio as an unrealized gain or loss. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Opportunity Value Portfolio, Value Equity Portfolio, Dreyfus U.S. Government Securities Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio and TCW Managed Asset Allocation Portfolio are declared and paid at least annually. Dividends from net investment income of the TCW Money Market Portfolio are declared daily and paid monthly. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1996 resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

                                              INCREASE/(DECREASE) INCREASE/(DECREASE)
                                 DECREASE      UNDISTRIBUTED NET      ACCUMULATED
                              PAID-IN CAPITAL  INVESTMENT INCOME  REALIZED GAIN/LOSS
                              --------------- ------------------- -------------------
    Opportunity Value
     Portfolio..............      $ (560)          $    560               --
    Value Equity Portfolio..        --                  (65)            $    65
    Dreyfus U.S. Government
     Securities Portfolio...        --               (5,203)              5,203
    Dreyfus Small Cap Value
     Portfolio..............         (94)                87                   7
    T. Rowe Price Growth
     Stock Portfolio........      (2,339)           (58,250)             60,589
    T. Rowe Price Equity
     Income Portfolio.......      (2,339)            (6,422)              8,761
    T. Rowe Price
     International Stock
     Portfolio..............        --                4,329              (4,329)
    TCW Managed Asset
     Allocation Portfolio...        --                2,841              (2,841)

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

FEDERAL INCOME TAXES:

The Fund intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, ADMINISTRATIVE FEE, INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund is managed by Endeavor Investment Advisers (the "Investment Manager") pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co. is the managing partner. The Investment Manager is responsible for providing investment management and administrative services to the Fund, including selecting the investment advisers (the "Advisers") for the Fund's Portfolios. As compensation for these services, the Fund pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Opportunity Value Portfolio--.80%; Value Equity Portfolio--.80%; Dreyfus U.S. Government Securities Portfolio--.65%; Dreyfus Small Cap Value Portfolio--.80%; T. Rowe Price Growth Stock Portfolio--.80%; T. Rowe Price Equity Income Portfolio--.80%; T. Rowe Price International Stock Portfolio--
 .90%; TCW Managed Asset Allocation Portfolio--.75% and TCW Money Market Portfolio--.50%.

From the investment management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio. The Investment Manager also pays the fees and expenses of the Fund's Administrator, First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation. FDISG assists the Investment Manager in the performance of its administrative responsibilities to the Fund. As compensation for these services, the Investment Manager pays FDISG a fee computed and payable monthly at an annual rate of .10% of the Portfolios' aggregate daily net assets on the first $600 million, .06% on the next $400 million and .01% on assets exceeding $1 billion, with Portfolios established after July 1, 1996 subject to a $40,000 minimum annual fee until assets reach $40 million.

OpCap Advisors ("OpCap") (formerly known as Quest for Value Advisors), a subsidiary of Oppenheimer Capital, serves as the Adviser to the Opportunity Value Portfolio and the Value Equity Portfolio pursuant to separate investment advisory agreements between the Investment Manager and OpCap. As compensation for its services as investment adviser, the Investment Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio, subject to reduction with respect to the Opportunity Value Portfolio in certain circumstances.

The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, as successor to The Boston Company Asset Management, Inc., serves as the Adviser to the Dreyfus U.S. Government Securities Portfolio and, as of September 16, 1996, serves as the adviser to the Dreyfus Small Cap Value Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Dreyfus a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Dreyfus U.S. Government Securities Portfolio--.15% and Dreyfus Small Cap Value Portfolio--.375%.

Prior to September 16, 1996, OpCap was the adviser to the Dreyfus Small Cap Value Portfolio. As compensation for its services as investment adviser, the Investment Manager paid OpCap a monthly fee at the annual rate of .40% of the average daily net assets of the Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Adviser to the
T. Rowe Price Growth Stock Portfolio and to the T. Rowe Price Equity Income Portfolio. As compensation for its services as investment adviser, the Investment Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture between T. Rowe Price and Robert Fleming Holdings Limited, serves as the Adviser to the T. Rowe Price International Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Price-Fleming a monthly fee at the annual rate of .75% of the average daily net assets of the Portfolio up to $20 million, .60% of the average daily net assets of the Portfolio in excess of $20 million up to $50 million and .50% of the average daily net assets of the Portfolio in excess of $50 million. At such time as the average daily net assets of the Portfolio exceed $200 million, the fee shall be
 .50% of total average daily net assets.

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., serves as the Adviser to the TCW Managed Asset Allocation Portfolio and the TCW Money Market Portfolio pursuant to separate investment advisory agreements between the Investment Manager and TCW. As compensation for its services as investment adviser, the Investment Manager pays TCW a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: TCW Managed Asset Allocation Portfolio -- .375% and TCW Money Market Portfolio -- .25%.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses so that total expenses do not exceed the following percentages of the respective Portfolio's average daily net assets: Opportunity Value Portfolio --
 1.30%, Value Equity Portfolio -- 1.30%, Dreyfus U.S. Government Securities Portfolio -- 1.00%, Dreyfus Small Cap Value Portfolio -- 1.30%, T. Rowe Price Growth Stock Portfolio -- 1.30%, T. Rowe Price Equity Income Portfolio --1.30%,
T. Rowe Price International Stock Portfolio -- 1.53%, TCW Managed Asset Allocation Portfolio -- 1.25% and TCW Money Market Portfolio -- .99%. For year ended December 31, 1996, the Investment Manager waived and/or reimbursed expenses of $2,802 on the Opportunity Value Portfolio.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. FDISG serves as the Fund's transfer agent.

For year ended December 31, 1996, the Fund incurred total brokerage commissions of $846,373 of which $71,220 was paid to Oppenheimer & Company, Inc., $4,816 was paid to Jardine Fleming Group Ltd., $706 was paid to Ord Minnett Securities, Ltd., Australia and $5,591 was paid to Robert Fleming Holdings Ltd., brokers affiliated with certain of the Fund's Advisers.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or FDISG received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, FDISG or any of their affiliates $2,500 per annum plus $500 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996 were as follows:

                                        PURCHASES                      SALES
                              ----------------------------- ---------------------------
                              U. S. GOVERNMENT    OTHER     U.S. GOVERNMENT    OTHER
                              ---------------- ------------ --------------- -----------
    Opportunity Value
     Portfolio..............    $    22,649    $    219,997       --            --
    Value Equity Portfolio..        163,602      55,593,668   $   377,259   $21,091,657
    Dreyfus U.S. Government
     Securities Portfolio...     44,059,010       8,914,497    35,993,126     4,449,819
    Dreyfus Small Cap Value
     Portfolio..............         --         129,123,757       --         96,177,114
    T. Rowe Price Growth
     Stock Portfolio........      1,604,025      44,836,625       121,650    16,349,736
    T. Rowe Price Equity
     Income Portfolio.......      1,847,722      51,384,820       --          8,030,477
    T. Rowe Price
     International Stock
     Portfolio..............         --          39,709,347       --         11,803,007
    TCW Managed Asset
     Allocation Portfolio...     87,662,383      44,459,948    79,613,290    44,080,479

At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                        TAX BASIS    TAX BASIS     TAX BASIS
                                        UNREALIZED   UNREALIZED  NET UNREALIZED
                                       APPRECIATION DEPRECIATION  APPRECIATION
                                       ------------ ------------ --------------
    Opportunity Value Portfolio......  $     2,414   $    2,254   $       160
    Value Equity Portfolio...........   27,707,471    1,357,763    26,349,708
    Dreyfus U.S. Government
     Securities Portfolio............      219,782      166,059        53,723
    Dreyfus Small Cap Value
     Portfolio.......................    8,347,239    1,785,650     6,561,589
    T. Rowe Price Growth Stock
     Portfolio.......................   10,288,624    1,274,685     9,013,939
    T. Rowe Price Equity Income
     Portfolio.......................    8,385,044      507,265     7,877,779
    T. Rowe Price International Stock
     Portfolio.......................   26,328,661    5,276,951    21,051,710
    TCW Managed Asset Allocation
     Portfolio.......................   67,310,348    1,045,949    66,264,399

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Fund are presently divided into nine series of shares, each series representing one of the Fund's nine Portfolios. Since the TCW Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                   PERIOD ENDED
                                     12/31/96#
                               ----------------------
                                SHARES      AMOUNT
                               ---------  -----------
      OPPORTUNITY VALUE PORT-
       FOLIO:
      Sold....................    73,459  $   738,698
      Redeemed................    (3,746)     (37,465)
                               ---------  -----------
      Net increase............    69,713  $   701,233
                               =========  ===========
                                    YEAR ENDED              YEAR ENDED
                                     12/31/96                12/31/95
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
      VALUE EQUITY PORTFOLIO:
      Sold.................... 2,765,358  $43,709,370  2,222,471  $28,332,580
      Issued as reinvestment
       of dividends...........   140,281    2,189,789     38,284      453,284
      Redeemed................  (294,404)  (4,515,741)  (504,238)  (6,227,257)
                               ---------  -----------  ---------  -----------
      Net increase............ 2,611,235  $41,383,418  1,756,517  $22,558,607
                               =========  ===========  =========  ===========
                                    YEAR ENDED               YEAR ENDED
                                     12/31/96                12/31/95
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
      DREYFUS U.S. GOVERNMENT
       SECURITIES PORTFOLIO:
      Sold.................... 1,451,562  $16,007,728  1,060,461  $11,485,921
      Issued as reinvestment
       of dividends...........    53,384      568,005      4,969       51,383
      Redeemed................  (419,777)  (4,629,118)  (301,075)  (3,223,862)
                               ---------  -----------  ---------  -----------
      Net increase............ 1,085,169  $11,946,615    764,355  $ 8,313,442
                               =========  ===========  =========  ===========


                                    YEAR ENDED              YEAR ENDED
                                     12/31/96                12/31/95
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
      DREYFUS SMALL CAP VALUE
       PORTFOLIO:
      Sold.................... 1,685,691  $21,819,816  1,595,481  $18,222,669
      Issued as reinvestment
       of dividends...........   222,513    2,926,056     85,375      927,175
      Redeemed................  (373,076)  (4,785,031)  (653,036)  (7,306,626)
                               ---------  -----------  ---------  -----------
      Net increase............ 1,535,128  $19,960,841  1,027,820  $11,843,218
                               =========  ===========  =========  ===========
                                    YEAR ENDED              YEAR ENDED
                                     12/31/96                12/31/95*
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
      T. ROWE PRICE GROWTH
       STOCK PORTFOLIO:
      Sold.................... 2,208,428  $32,571,074  1,804,168  $21,881,004
      Issued as reinvestment
       of dividends...........    42,717      624,095     --          --
      Redeemed................  (161,680)  (2,364,802)  (226,461)  (2,677,753)
                               ---------  -----------  ---------  -----------
      Net increase............ 2,089,465  $30,830,367  1,577,707  $19,203,251
                               =========  ===========  =========  ===========

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

                                     YEAR ENDED               YEAR ENDED
                                      12/31/96                 12/31/95*
                               -----------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------  ------------  ----------  ------------
      T. ROWE PRICE EQUITY
       INCOME PORTFOLIO:
      Sold.................... 3,441,208  $ 48,786,661   1,809,529  $ 20,726,649
      Issued as reinvestment
       of dividends...........    29,619       409,929      --           --
      Redeemed................   (96,445)   (1,382,285)   (130,807)   (1,409,949)
                               ---------  ------------  ----------  ------------
      Net increase............ 3,374,382  $ 47,814,305   1,678,722  $ 19,316,700
                               =========  ============  ==========  ============
                                     YEAR ENDED               YEAR ENDED
                                      12/31/96                 12/31/95
                               -----------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------  ------------  ----------  ------------
      T. ROWE PRICE
       INTERNATIONAL STOCK
       PORTFOLIO:
      Sold.................... 2,422,576  $ 31,650,627   1,370,945  $ 15,673,385
      Issued as reinvestment
       of dividends...........    59,099       773,603     172,314     1,955,766
      Redeemed................  (421,555)   (5,506,964) (1,403,454)  (15,856,816)
                               ---------  ------------  ----------  ------------
      Net increase............ 2,060,120  $ 26,917,266     139,805  $  1,772,335
                               =========  ============  ==========  ============
                                     YEAR ENDED               YEAR ENDED
                                      12/31/96                 12/31/95
                               -----------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------  ------------  ----------  ------------
      TCW MANAGED ASSET
       ALLOCATION PORTFOLIO:
      Sold.................... 1,280,847  $ 22,326,834   1,296,208  $ 19,290,512
      Issued as reinvestment
       of dividends...........   223,337     3,944,143     217,458     3,105,304
      Redeemed................  (975,851)  (17,010,866) (2,086,757)  (30,343,943)
                               ---------  ------------  ----------  ------------
      Net
       increase/(decrease)....   528,333  $  9,260,111    (573,091) $ (7,948,127)
                               =========  ============  ==========  ============

                                                      YEAR ENDED    YEAR ENDED
                                                       12/31/96      12/31/95
                                                     ------------  ------------
                                                        SHARES        SHARES
                                                         AND           AND
                                                        AMOUNT        AMOUNT
                                                     ------------  ------------
      TCW MONEY MARKET PORTFOLIO:
      Sold.......................................... $ 44,833,447  $ 30,419,863
      Issued as reinvestment of dividends...........    1,589,374     1,263,109
      Redeemed......................................  (32,427,953)  (24,895,941)
                                                     ------------  ------------
      Net increase.................................. $ 13,994,868  $  6,787,031
                                                     ============  ============

     ------------
     # The Opportunity Value Portfolio commenced operations on November 18,
       1996.
     * The T. Rowe Price Growth Stock Portfolio and the T. Rowe Price Equity Income Portfolio commenced operations on January 3, 1995.

5. ORGANIZATION COSTS

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares (Opportunity Value Portfolio -- 10 shares, Value Equity Portfolio -- 10 shares, Dreyfus U.S. Government Securities Portfolio --
 10 shares, Dreyfus Small Cap Value Portfolio -- 10 shares, T. Rowe Price Growth Stock Portfolio -- 10 shares, T. Rowe Price Equity Income Portfolio --
 10 shares, T. Rowe Price International Stock Portfolio -- 10,000 shares, TCW Managed Asset Allocation Portfolio -- 10,000 shares and TCW Money Market Portfolio -- 100,000 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Fund

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996

bears the expense of registering and qualifying the shares of the various Portfolios for distribution under Federal and state securities regulations. As of December 31, 1996, all such costs for the T. Rowe Price International Stock Portfolio, TCW Managed Asset Allocation Portfolio and TCW Money Market Portfolio have been fully amortized.

6. FOREIGN SECURITIES

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Each Portfolio may invest up to 10% (15% with respect to Opportunity Value Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price International Stock Portfolio) of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

7. CAPITAL LOSS CARRYFORWARD

As of December 31, 1996, the Portfolios had available for federal tax purposes unused capital loss carryforwards as follows:

                              EXPIRING IN 2002 EXPIRING IN 2003 EXPIRING IN 2004
                              ---------------- ---------------- ----------------
     Dreyfus U.S. Government
      Securities Portfolio...        --               --            $161,820
     T. Rowe Price
      International Stock
      Portfolio..............        --           $2,565,464           --
     TCW Managed Asset
      Allocation Portfolio...    $1,784,798        4,769,364           --
     TCW Money Market
      Portfolio..............           215           --                 763

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996
To the Board of Trustees and Shareholders Endeavor Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Endeavor Series Trust (the "Fund", comprising, respectively Opportunity Value, Value Equity (formerly Quest for Value Equity), Dreyfus U.S. Government Securities (formerly U.S. Government Securities), Dreyfus Small Cap Value (formerly Quest for Value Small Cap), T. Rowe Price Growth Stock, T. Rowe Price Equity Income, T. Rowe Price International Stock, TCW Managed Asset Allocation (formerly Managed Asset Allocation) and TCW Money Market (formerly Money Market) Portfolios) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Endeavor Series Trust at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 1997

 TAX INFORMATION (UNAUDITED)
                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1996
The amounts of long-term capital gains paid for the fiscal year ended December 31, 1996, were as follows:

Value Equity Portfolio................................................ $864,452
Dreyfus Small Cap Value Portfolio.....................................  769,905
T. Rowe Price International Stock Portfolio...........................       99

MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Value Small Cap Portfolio (currently known as Dreyfus Small Cap Value Portfolio) was held on October 29, 1996 at which time shareholders approved (i) a new investment advisory agreement between the Investment Manager and Dreyfus; (ii) a change to the Portfolio's objective; and (iii) an amendment to the Portfolio's investment restriction regarding illiquid investments and a change of this restriction to non-fundamental. By a vote of 5,037,917 shares in favor, representing 92% of shares voting at the meeting, shareholders approved the new investment advisory agreement between the Investment Manager and Dreyfus. By a vote of 4,873,893 shares in favor, representing 89% of shares voting at the meeting, shareholders approved the Portfolio's investment objective and by a vote of 4,709,870 shares in favor, representing 86% of shares voting at the meeting, shareholders approved an amendment to the Portfolio's investment restriction regarding illiquid securities and to change said restriction to non-fundamental.